                                                                Exhibit 10.2





                  ACQUISITION AND CONSTRUCTION LOAN AGREEMENT

                                    between

                             830 WINTER STREET LLC

                                      and

                        ANGLO IRISH BANK CORPORATION PLC

                                 July 11, 2000

                                TABLE OF CONTENTS


Section
-------
1.      DEFINITIONS                                                                  2

2.      AGREEMENT TO MAKE ADVANCES; LIMITATIONS                                      2
        2.1   Agreement to Make Advances                                             2
        2.2   Submission of Draw Requests for Advances/Reallocation of Line Items    2
        2.3   Amount of Advances/Release of Retainage                                3
        2.4   Quality of Work/Stored Materials                                       4
        2.5   Cost Overruns                                                          4
        2.6   Confirmation of Representations                                        4
        2.8   Advances to Contractor; to Others                                      4
        2.9   Advances Do Not Constitute a Waiver                                    5

3.      RIGHT TO RETAIN THE CONSTRUCTION INSPECTOR                                   5

4.      THE NOTE                                                                     5

5.      ARRANGEMENT FEE                                                              6

6.      COLLATERAL SECURITY AND GUARANTY                                             6

7.      CONDITIONS TO CLOSING AND INITIAL ADVANCE                                    7
        7.1   Loan Documents                                                         7
        7.4   Other Contracts                                                        7
        7.5   Key Lease                                                              7
        7.6   Certified Copies of Organization Documents                             7
        7.7   Resolutions                                                            7
        7.8   Incumbency Certificate; Authorized Signers                             7
        7.9   Validity of Liens                                                      8
        7.10  Deliveries                                                             8
        7.11  Construction Inspector Report                                          9
        7.12  Legal and Other Opinions                                               9
        7.13  Lien Search                                                            9
        7.14  Mechanic's Lien Law                                                   10


        7.15  Notices                                                               10
        7.16  Appraisal                                                             10
        7.17  Arrangement Fee                                                       10
        7.18  Performance; No Default                                               10
        7.19  Representations and Warranties                                        10
        7.20  Proceedings and Documents                                             10
        7.21  Waiver                                                                10

8.      CONDITIONS OF SUBSEQUENT ADVANCES                                           11
        8.1   Prior Conditions Satisfied                                            11
        8.2   Performance; No Default                                               11
        8.3   Representations and Warranties                                        11
        8.4   No Damage                                                             11
        8.5   Receipt of the Lender                                                 11
        8.6   Mechanic's Lien Law                                                   12
        8.7   Waiver                                                                13
        8.7   Project Approvals                                                     13
        8.9   Construction Documents                                                13

9.      REPRESENTATIONS, WARRANTIES AND COVENANTS                                   13
        9.1   Organization; Authority, Etc.                                         13
        9.2   Title to Assets                                                       14
        9.3   Financial Statements                                                  14
        9.4   No Material Changes, Etc.                                             14
        9.5   Franchises, Patents, Copyrights, Etc.                                 15
        9.6   Litigation                                                            15
        9.7   No Materially Adverse Contracts, Etc.                                 15
        9.8   Compliance With Other Instruments, Laws, Etc.                         15
        9.9   Tax Status                                                            15
        9.10  No Event of Default                                                   16
        9.11  Setoff, Etc.                                                          16
        9.12  Certain Transactions                                                  16


        9.14  Partners, Beneficiaries, Etc.                                         16
        9.15  ERISA Plan                                                            16
        9.16  Solvency                                                              16
        9.17  Availability of Utilities                                             16
        9.18  Access                                                                16
        9.19  Condition of Site and Improvements                                    16
        9.20  Compliance with Requirements/Historic Status/Flood Area               17
        9.21  Project Approvals                                                     17
        9.22  Construction Contract; Architect's Contract                           17
        9.23  Key Lease                                                             17
        9.24  Other Contracts                                                       18
        9.25  Violations                                                            18
        9.27  Project Budget                                                        18
        9.28  Environmental Matters                                                 18
        9.29  Effect of Draw Request                                                19
        9.31  General                                                               19

10.     AFFIRMATIVE COVENANTS OF THE BORROWER                                       19
        10.1  Punctual Payment                                                      19
        10.2  Commencement, Pursuit and Completion of Construction                  19
        10.3  Financial Statements, Certificates and Information                    19
        10.4  Insurance; Bonds                                                      20
        10.5  Liens and Other Charges                                               21
        10.6  Inspection of Project and Books, Appraisals                           21
        10.7  Compliance with Laws, Contracts, Licenses, and Permits                22
        10.8  Use of Proceeds                                                       22
        10.9  Project Costs                                                         22
        10.10 Insufficiency of Loan Proceeds                                        22
        10.11 Permanent Commitment                                                  22
        10.12 Deposit of Income                                                     22
        10.13 Publicity                                                             23


        10.14 Sign Regarding Construction Financing                                 23
        10.15 Further Assurances                                                    23
        10.16 Notices                                                               23
        10.17 Other Affirmative Covenants                                           23

11.     NEGATIVE COVENANTS OF THE BORROWER                                          24
        11.1  Restrictions on Change Orders                                         24
        11.2  Restrictions on Easements, Covenants and Restrictions                 24
        11.3  No Amendments, Terminations or Waivers                                24
        11.4  Restrictions on Indebtedness                                          25
        11.5  Restrictions on Liens, Etc.                                           25
        11.6  Restrictions on Loans and Investments                                 26
        11.7  Merger, Consolidation, Conversion, Business Operations, and
               Ownership and Disposition of Assets                                  26
        11.8  Sale and Leaseback                                                    27
        11.9  Distributions                                                         27
        11.10 Financial Covenants                                                   27
        11.11 Other Negative Covenants                                              27

12.     EVENTS OF DEFAULT AND REMEDIES                                              27
        12.1  Events of Default                                                     27
        12.2  Suspension and Termination of Advances and Acceleration               30
        12.3  Completion of Project, Etc.                                           31
        12.4  Other Remedies                                                        32
        12.5  Distribution of Collateral Proceeds                                   33
        12.6  Power of Attorney                                                     33
        12.7  Waivers                                                               33

13.     INSURED LOSS                                                                33
        13.5  Taking                                                                35

14.     SETOFF                                                                      35

15.     EXPENSES                                                                    35

16.     INDEMNIFICATION                                                             36


17.     LIABILITY OF THE LENDER                                                     36

18.     RIGHTS OF THIRD PARTIES                                                     37

19.     SURVIVAL OF COVENANTS, ETC.                                                 37

20.     ASSIGNMENT AND PARTICIPATION                                                37
        20.1 Conditions to Assignment by Lender                                     37
        20.2 New Notes, Agreement                                                   38
        20.3 Participations                                                         38
        20.4 Pledge by the Lender                                                   38
        20.5 No Assignment by the Borrower                                          38

21.     RELATIONSHIP                                                                38

22.     NOTICES                                                                     39

23.     GOVERNING LAW                                                               40

24.     CONSENT TO JURISDICTION; WAIVERS                                            40

25.     PREFERENCES                                                                 40

26.     RULES OF INTERPRETATION                                                     41

27.     HEADINGS                                                                    41

28.     COUNTERPARTS                                                                41

29.     ENTIRE AGREEMENT, ETC.                                                      41

30.     CONSENTS, AMENDMENTS, WAIVERS, ETC.                                         42

31.     TIME OF THE ESSENCE                                                         42

32.     SEVERABILITY                                                                42

33.     RELEASE OF MORTGAGED PROPERTY                                               42


                                    EXHIBITS

Exhibit "SVY"           Form of Surveyor's Certificate
Exhibit "PLANS"         Form of Architect's Certification Re: Plans and
                        Specifications
Exhibit "Budget"        Project Budget
Exhibit "BOR"           Borrower's Requisition Certificate
Exhibit "GC"            General Contractor's Requisition Certificate and Partial
                        Waiver and Subordination of Lien
Exhibit "ARCH"          Architect's Requisition Certificate
Exhibit "INSURANCE"     Required Property, Liability and Other Insurance


                                   SCHEDULES

Schedule 1 -            Definitions
Schedule 2 -            Partners, Beneficiaries, Etc.
Schedule 3 -            Project Approvals Not Yet Obtained
Schedule 4 -            Project Approvals Obtained
Schedule 9.6 -          List of Litigation Matters [if any]
Schedule 9.17 -         Availability of Utilities


                   ACQUISITION AND CONSTRUCTION LOAN AGREEMENT

         This Acquisition and Construction Loan Agreement is made as of the 11th day of July, 2000, by and between 830 WINTER STREET LLC ("Borrower"), a Delaware Limited Liability Company, with a principal place of business at c/o PRAECIS PHARMACEUTICALS INCORPORATED One Hampshire Street, Cambridge, Massachusetts 02139, and ANGLO IRISH BANK CORPORATION PLC ("Lender"), with a principal place of business at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland.

         The following are background facts relating to this Agreement:

         A. Utilizing its own funds and proceeds of the initial Advance under the Loan evidenced hereby, Borrower is acquiring the fee simple interest in a parcel or parcels of land known and numbered as 830 Winter Street situated in Waltham, Middlesex County, Massachusetts (the "Site"), together with the improvements located thereon (the "Improvements) consisting of a first-class office building containing not less than 176,900 gross square feet, accessory roadway, parking, utility and access improvements and appurtenant easement rights and privileges. The Site and the Improvements are shown on a certain survey (the "Survey") referred to in a Surveyor's Certificate being provided concurrently to Lender substantially in the form of Exhibit "SVY" attached to this Agreement and in a certain As-Built Plan dated June 4, 2000, revised July 7, 2000 prepared by Martinage Engineering Associates, Inc. (the "Site Plan").

         B. Borrower intends to renovate the Improvements which renovations generally consist of the following and related accessory improvements (together, the "Renovation Project"): tenant fit-out and conversion of the existing office building into a combined office/laboratory building for lease in its entirety to the Key Tenant (as hereinafter defined) or, to the extent provided for in the Project Budget, tenant fit-out under an Approved Sublease.

         The Renovation Project is more specifically described in the Plans and Specifications or, as applicable, separate plans for tenant improvement work under Approved Subleases.

         C. Subject to the terms of this Agreement funding for the acquisition and renovation of the Site and Improvements is to be provided (i) first by funds to be provided by Borrower independent of the proceeds of the financing from Lender under this Agreement ("Borrower's Required Equity") and (ii) subsequently by advances of the loan proceeds being provided by Lender under this Agreement in accordance with, for the Renovation Project, the Project Budget attached to this Agreement as Exhibit "Budget" (the "Project Budget"; which term shall include such later additions of this Project Budget as are approved by Lender).

         D. In connection with the construction of the Renovation Project, Borrower will enter into a guaranteed maximum price Construction Contract (the "Construction Contract") with John Moriarty & Associates, Inc. (the "Contractor") and will enter into an Architect Agreement (the "Architect's Contract") with Jung Brannen, (the "Architect"). As used herein, the term "Improvements" shall mean the Improvements as the same are affected by the Renovation Project.

         E. Borrower has further entered into a lease dated July 11, 2000 (the "Key Lease") of all the Improvements and the Site to PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Key Tenant"), which is an entity affiliated or under common control with the Borrower.

1. DEFINITIONS. This Agreement, its Exhibits and other Loan Documents utilized various defined terms which shall have the meanings set forth in
Schedule 1 attached to this Agreement or, if separately defined elsewhere herein or in any other Loan Documents, as set forth in such separate definitions.


2.       AGREEMENT TO MAKE ADVANCES; LIMITATIONS.

2.1 AGREEMENT TO MAKE ADVANCES. Subject to the terms and conditions of this Agreement and the other Loan Documents and relying upon the representations and warranties contained in this Agreement and the other Loan Documents, after application of Borrower's Required Equity amounts, the Lender agrees to lend to the Borrower and the Borrower agrees to borrow such amounts as are requested by the Borrower up to a maximum aggregate principal amount equal to the Loan Amount to pay for the acquisition (the "Acquisition") of the Site and Improvements and the Project Costs for the Renovation Project actually incurred by the Borrower and set forth in the Renovation Project Budget approved by Lender. The initial Advance under the Loan for the Acquisition is not to exceed $24,000,000 with the balance of Borrower's Acquisition Costs being paid by Borrower as part of Borrower's Required Equity.

         Advances for Project Costs and Acquisition Costs shall, in no event, exceed in the aggregate sixty-two percent (62%) of all such costs as determined by Lender; provided that, notwithstanding the forgoing, upon achievement of Project Completion and so long as no Default exists and no Event of Default has occurred, Borrower shall have the right to draw an Advance of any then undisbursed balance of the Loan Amount upon a Draw Request therefor submitted within sixty (60) days after being notified in writing by Lender that Project Completion has occurred and Lender has determined that Borrower has otherwise satisfied all preconditions to such an Advance contained herein, the proceeds of which Advance may be used for any proper business purposes of Borrower. If Borrower fails to so submit such a Draw Request or, having submitted one, fails to satisfy such preconditions within such 60-day period, Borrower shall irrevocably forfeit and cease to have any right to draw down such balance.

         Notwithstanding anything to the contrary contained herein, no Advances for Project Costs (as opposed to Acquisition Costs) shall be made unless and until Lender has approved, after submittal by Borrower, a detailed Project Budget, all Project Approvals required for the commencement of the Renovation Project (except as otherwise provided in Section 8.8 hereof), a final set of Plans and Specifications at a level of detail sufficient to form the basis of the guaranteed maximum price Construction Contract, the Architect's Certificate in the form of Exhibit Plans and, the Construction Contract and the Architect's Contract, together with applicable consents to the collateral assignment to Lender of such Contracts. Borrower agrees to submit to Lender such detailed Project Budget, final Plans and Specifications, such Project approvals, the Construction Contract, the Architect's Contract and such consents and Architect's Certificate, by no later than the date which is the earlier of (i) October 1, 2000, or (ii) the date required under the Key Lease for the commencement of the Renovation Project.

2.2 SUBMISSION OF DRAW REQUESTS FOR CONSTRUCTION ADVANCES/REALLOCATION OF LINE ITEMS.

         2.2.1 Draw Requests for Advances in the Renovation Project shall be submitted to Lender no more frequently than monthly and shall be delivered to Lender, together with all required certifications and other information required under this Agreement, by no later than the tenth (10th) business day preceding the requested date for making the Advance.

         The Borrower's Draw Request shall be in such form as Lender reasonably requires and, except for Advances drawn after Project Completion pursuant to the second paragraph of Section 2.1 above, shall be accompanied by: (a) a currently dated certification of the Borrower in the form of Exhibit "BOR" attached to and made a part of this Agreement; (b) with respect to amounts to be paid to the Contractor and/or any subcontractors, materialmen or suppliers -- (i) a completed requisition from the Contractor or subcontractors, etc., as the case may be, in the form of AIA Document G702 or similar form approved by Lender, together with copies of related invoices, (ii) a currently dated certification and a completed Partial Waiver and Subordination of Lien from the Contractor in the form of Exhibit "GC" and Schedule 1 to Exhibit "GC" attached to and made a part of this Agreement, (iii) completed partial or final lien waivers in form acceptable to Lender from all subcontractors, laborers and materialmen for work done and materials supplied by them to the extent of their prior receipt of payment for such work and/or materials, and (iv) a currently dated certificate from the Architect in the form of Exhibit "ARCH" attached to this Agreement; (c) to the extent requested by Lender, current verifications from the Construction Inspector and Key Tenant evidencing their respective approvals of the work performed to the date of such Draw Request; and (d) such other information, documentation and certifications as Lender shall reasonably require for a transaction of this nature.

         2.2.2 The Project Budget now sets or hereafter shall set forth certain line items evidencing the components of Project Costs, including certain contingency line items. In no event shall Lender be obligated to advance funds from any non-contingency line item in the Project Budget for application to another line item set forth in the Project Budget unless (a) Lender determines that the line item from which the reallocation is to occur has been completed and fully paid or (b) Borrower demonstrates actual savings based upon evidence reasonably satisfactory to Lender as to the expected cost of completing the line item. Further, under all circumstances, advances from contingency line items shall only be made in the sole discretion of Lender; provided that, so long as no Default exists and no Event of Default has occurred and Lender has otherwise approved a final Project Budget, Borrower shall have the right to utilize up to fifty percent (50%) of the unused contingency to cover any cost overruns under
Section 2.5 hereof.

2.3 AMOUNT OF ADVANCES/RELEASE OF RETAINAGE. Aggregate Advances under the Loan shall never exceed the lesser of the Loan Amount or the aggregate of the initial Advance for the Acquisition plus total Project Costs actually incurred by the Borrower, less, in all events, Borrower's Required Equity. Prior to any Advances for Project Costs Borrower shall provide evidence satisfactory to Lender that Borrower has contributed not less than $4,500,000 towards such costs as a part of Borrower's Required Equity (and in addition to the portion of Borrower's Required Equity used for the Acquisition). In no event shall any Advance for Direct Costs of constructing the Renovation Project exceed an amount equal to (a) the total value (as determined by the Lender) of the labor, materials, fixtures, machinery and equipment completed, approved and incorporated into the Renovation Project prior to the date of the Draw Request for such Advance, less (b) retainage in an amount equal to ten percent (10%), with no further retainage upon Lender's determination that the Renovation Project is fifty percent (50%) completed, of such total value ("Retainage") except to the extent the purpose of the Advance is to pay Retainage under the terms hereof, less (c) the total amount of any Advances previously made by the Lender for such Direct Costs, less (d) any Borrower's Required Equity designated by Lender for application to Direct Costs. With respect to any other Direct Costs and all Indirect Costs, in no event shall any Advance exceed an amount equal to the amount of such Direct Costs and Indirect Costs approved by the Lender, incurred by the Borrower prior to the date of the Draw Request for such Advances, and theretofore paid or to be paid with the proceeds of such Advance, less the total amount of any Advances previously made by the Lender for such Direct Costs and Indirect Costs and less any Borrower's
Required Equity designated by Lender for application to such Costs.

         With respect to any particular construction subcontract, Retainage shall be available for advance only upon delivery of evidence satisfactory to Lender that all work under such subcontract has been 100% completed and approved by the Construction Inspector and, if required by Lender, the Key Tenant and with Lender having received such final lien waivers as Lender may require in connection therewith. Except as set forth in the preceding sentence, retainage on account of the Construction Contract shall not be available for advance until the final completion of the Project as approved by the Lender and, if requested by Lender, the Key Tenant, and with Lender having received such final lien waivers as Lender may require in connection therewith.

2.4 QUALITY OF WORK/STORED MATERIALS. No Advance shall be due unless all work done at the date the Draw Request for such Advance is submitted is done in a good and workmanlike manner and without defects, as confirmed by the report of the Construction Inspector. No Advances shall be made with respect to any materials not yet incorporated into the Renovation Project except as otherwise approved by Lender in its sole discretion.

2.5 COST OVERRUNS. If the Borrower becomes aware of any change in Project Costs which will or is likely to increase a category or line item of Project Costs reflected on the Project Budget, Borrower shall immediately notify the Lender in writing and promptly submit to the Lender for its approval a revised Project Budget. Further, upon the request of Lender, Borrower shall within ten
(10) days after notice of such request, deposit with Lender additional Borrower's Required Equity funds sufficient, in the judgment of Lender (after taking into account, if any, line item reallocations permitted under Section
2.2.2 hereof and rights of Borrower to utilize contingency amounts under the proviso at the end of Section 2.2.2), to cover the cost of such overrun or potential overrun amount. No further Advances shall be made under this Agreement until Borrower has complied with the foregoing and any failure by Borrower to do so shall be an Event of Default hereunder. The provisions of this Section 2.5 are in addition to those set forth in Section 10.10 of this Agreement.

2.6 CONFIRMATION OF REPRESENTATIONS. Each Draw Request shall constitute a representation and warranty by the Borrower that all of the conditions set forth in this Agreement to such Advance have been satisfied on the date of such Draw Request and that all representations and warranties contained herein or in any other Loan Document remain true and complete as of the date of such Draw Request except to the extent that the representation and warranty relate expressly to an earlier date (in which case, Borrower shall update such representation to make it currently accurate and Lender shall have the right to approve such update as a precondition to honoring the Draw Request).

2.7 ADVANCES TO CONTRACTOR; TO OTHERS. At its option, after the occurrence of any Default or Event of Default, the Lender may make any or all Advances (a) for Direct Costs incurred under the Construction Contract directly to Contractor for deposit in an appropriately designated special bank account, (b) through the Title Insurance Company, or (c) to any Person to whom the Lender in good faith determines payment is due. Any portion of the Loan so disbursed by the Lender shall be deemed disbursed as of the date on which the Lender makes such disbursement and all such advances shall satisfy PRO TANTO the obligations of the Lender hereunder and shall be secured by the Security Documents as fully as if made directly to the Borrower.

2.8 ADVANCES DO NOT CONSTITUTE A WAIVER. No Advance made by the Lender shall constitute a waiver of any of the conditions to the Lender's obligation to make further Advances nor any of the terms and conditions of this Agreement.

3. RIGHT TO RETAIN THE CONSTRUCTION INSPECTOR. The Lender shall have the right to retain, at the Borrower's cost and expense, the Construction Inspector to perform various services on behalf of the Lender, including, without limitation, to review the Project Budget and the Plans and Specifications, to make periodic inspections (approximately at the date of each Draw Request) for the purpose of assuring that construction of the Renovation Project to such date is in accordance with the Plans and Specifications, to advise the Lender of the anticipated cost of and time for completion of construction of the Renovation Project and the adequacy of any contingencies in the Project Budget, and to review the Construction Contract and subcontracts.

         The fees of the Construction Inspector shall be paid by the Borrower forthwith upon billing therefor and expenses incurred by the Lender on account thereof shall be reimbursed to the Lender forthwith by the Borrower upon request therefor.

         Neither the Lender nor the Construction Inspector shall have any liability to the Borrower on account of (a) the services performed by the Construction Inspector, (b) any neglect or failure on the part of the Construction Inspector to properly perform its services, or (c) any approval by the Construction Inspector of construction of the Renovation Project.

         Neither the Lender nor the Construction Inspector assumes any obligation to the Borrower or any other Person concerning the quality of construction of the Renovation Project or the absence therefrom of defects.

4. THE NOTE. The obligation of the Borrower to pay the Loan Amount or, if less, the aggregate unpaid principal amount of all Advances made by the Lender hereunder plus accrued interest thereon, shall be evidenced by the Note and payable in accordance therewith. In the event the Note is lost, destroyed or mutilated at any time prior to payment in full of the indebtedness evidenced thereby, the Borrower shall execute a new note substantially in the form of the Note.

         The Note provides for a term ("Initial Term") commencing on the date hereof and ending on July 30, 2003, or such earlier date, if any, to which the scheduled maturity date is accelerated under the terms of the Note or such later date, if any, to which the scheduled maturity date is extended as set forth below (the "Maturity Date"). The Initial Term is subject to two (2), one-year extension rights upon satisfaction of the conditions set forth below with respect to each such extension option and subject, in all events, to the rights of acceleration in the Note:

         (a) Borrower and Guarantor shall have delivered to Lender a "date-down" certificate certifying to Lender's satisfaction that all the representations and warranties contained herein or in any of the other Loan Documents are true and complete as of the date of the request for the extension and the date of commencement of the extension period (subject, with respect to any representation that relates expressly to an earlier date, any update thereof acceptable to Lender having the effect of making such representation then currently accurate);

         (b)  Project Completion shall have been achieved;

         (c)  No Default or Event of Default shall exist;

         (d) Borrower shall have given Lender written notice of Borrower's request to exercise its extension right at least thirty (30) days, but no more than one hundred twenty (120) days, before the Maturity Date (or, in the case of a second one-year extension, the Maturity Date, as previously extended);

         (e) Without limiting clause (c) above, no breach of any covenants imposed upon Borrower or Guarantor shall exist including, without limitation, the covenants relating to loan to value ratio and Debt Service Coverage Ratio, set forth in Section 11.10 of this Agreement. Lender shall have the right to require Borrower to obtain an updated Appraisal satisfactory to Lender in all material respects and at Borrower's expense, showing continuing compliance with the loan to value ratio covenant as of a date not more than thirty (30) days prior to the date of the contemplated extension;

         (f) All of the conditions set forth in Section 7 of this Agreement, to the extent applicable, shall continue to be satisfied;

         (g) Borrower shall have paid, for each such extension, an extension fee equal to 1/8% of the outstanding principal amount of the Loan (plus any unadvanced portions thereof available for disbursement for Project Costs or as otherwise available pursuant to Section 2.1 hereof) as of the date of the proposed extension, plus reimbursed Lender for all third-party fees and expenses incurred by Lender (including reasonable attorney fees and costs) in connection with such extension;

         (h) As set forth in the Note, monthly principal amortization payments shall be required on the first day of each month during an extension period in an amount equal to the Monthly Principal Payment Amount (as defined in the Note);

         (i) At the election of Lender, Borrower shall have provided evidence to Lender that Borrower has placed into effect for the extension period an interest rate protection arrangement satisfactory to Lender; and

         (j) Within fifteen (15) days of any request therefor, Borrower and Guarantor shall have executed and delivered to Lender such agreements and documents as Lender may reasonably require incident to the extension.

5. ARRANGEMENT FEE. The Borrower agrees to pay to the Lender on or before the Closing Date a commitment fee in the amount of $330,000.00, one-half of which, or $165,000.00, has previously been received by Lender.

6. COLLATERAL SECURITY AND GUARANTY. The Project Obligations shall be secured by a perfected first priority mortgage lien and security in the Collateral, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents. The Security Documents include certain guaranties from the Guarantor with respect to the Project Obligations.

7. CONDITIONS TO CLOSING AND INITIAL ADVANCE. The obligation of the Lender to make the initial Advance shall be subject to the satisfaction of the following conditions precedent:

7.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

7.2      [Intentionally Deleted]

7.3      [Intentionally Deleted]

7.4 OTHER CONTRACTS. The Borrower shall have delivered to the Lender correct and complete photocopies of all other executed contracts with contractors, subcontractors, engineers or consultants for the Project, and of all development, management, brokerage, sales or leasing agreements for the Project.

7.5 KEY LEASE/INTEREST RATE PROTECTION AGREEMENT. The Key Lease shall have been duly executed by the respective parties thereto, shall be in full force and effect with no modifications thereto that have not been approved by Lender, and shall be in form and substance satisfactory to the Lender. The Lender shall have received a certified or fully executed copy of the Key Lease, together with a current completed tenant estoppel certificate from the Key Tenant, in form and substance satisfactory to Lender. To the extent required by the Lender, the Lender, the Borrower and the Key Tenant shall have duly executed and delivered a non-disturbance, attornment and subordination agreement, in recordable form and otherwise in form and substance satisfactory to Lender, and the Lender shall have received a fully executed copy of each such document.

         Borrower shall have entered into and paid all costs of an interest rate protection agreement (the "Interest Rate Protection Agreement") with a party and on terms and conditions satisfactory to lender which shall provide, without limitation, interest rate protection for Eurodollar Rates (as defined in the Note) in excess of the per annum rate which is one hundred twenty-five basis points over the one-month LIBOR Rate (as defined in the Note) in effect as of the date of the Interest Rate Protection Agreement, based upon a principal loan in the Loan Amount for a three (3) year term.

7.6 CERTIFIED COPIES OF ORGANIZATION DOCUMENTS. The Lender shall have received from each of the Parties a certified copy of its Organization Documents as in effect on such date of certification, such Organizational Documents to be in form and substance satisfactory to the Lender.

7.7 RESOLUTIONS. All action necessary for the valid execution, delivery and performance by each Party of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from each such Person true copies of the resolutions authorizing the transactions described herein, each certified as of a recent date to be true and complete.

7.8 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Lender shall have received from each Party an incumbency certificate, dated as of the Closing Date, giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrower, to make Draw Requests; and (c) to give notices and to take other action on its behalf under the Loan Documents.

7.9 VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Lender a legal, valid and enforceable first lien and security interest in the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Lender to protect and preserve such lien and security interest shall have been duly effected. The Lender shall have received evidence thereof in form and substance satisfactory to the Lender.

7.10 DELIVERIES. In addition, the following items or documents, together with any others required by Lender's Closing Agenda, shall have been delivered to the Lender by the Borrower and shall be in form and substance satisfactory to the Lender:

         (a) PLANS AND SPECIFICATIONS. Two complete sets of the Site Plan and the Plans and Specifications and, to the extent then obtainable, approval thereof by any necessary Governmental Authority, together with a certification from the Borrower's Architect in the form of Exhibit "PLANS" attached to this Agreement.

         (b) TITLE POLICY. The Title Policy, together with proof of payment of all fees and premiums for such policy and true and accurate copies of all documents listed as exceptions under such policy.

         (c) OTHER INSURANCE. Duplicate originals or certified copies of all policies and certificates of insurance required by the Security Deed or hereunder to be obtained and maintained during the construction of the Renovation Project with such mortgagee provisions as Lender shall require.

         (d) EVIDENCE OF SUFFICIENCY OF FUNDS. Evidence that the proceeds of the Loan, together with Borrower's Required Equity delivered to the Lender or applied by Borrower to the costs of the Acquisition and Project Costs with the approval of Lender on or before the Closing Date, will be sufficient to cover costs of the Acquisition and all Project Costs reasonably anticipated to be incurred to complete the Renovation Project and to satisfy the obligations of the Borrower to the Lender under this Agreement.

         (e) EVIDENCE OF ACCESS, AVAILABILITY OF UTILITIES, PROJECT APPROVALS. Evidence as to:

              (i) the methods of access to and egress from the Site, and nearby or adjoining public ways, meeting the reasonable requirements of the Improvements and the status of completion of any required improvements to such access;

              (ii) the availability of water supply and storm and sanitary sewer facilities meeting the reasonable requirements of the Project;

              (iii) the availability of all other required utilities, in location and capacity sufficient to meet the reasonable needs of the Project; and

              (iv) Core and Shell Certificate of Occupancy for the existing Improvements (prior to the implementation of the Renovation Project).

         (f) ENVIRONMENTAL REPORT. An environmental site assessment report or reports of one or more qualified environmental engineering or similar inspection firms approved by the Lender, which report or reports shall indicate a condition of the Site and any existing improvements thereon in compliance with all Requirements and in all respects satisfactory to the Lender in its sole discretion and upon which report or reports the Lender is expressly entitled to rely. In addition, Lender shall be provided with evidence of the professional liability insurance coverage of such firm(s) and the naming of Lender as an additional insured thereon.

         (g) SURVEY AND TAXES. A Survey of Site Plan and Surveyor's Certificate, and evidence of payment of all real estate taxes and municipal charges on the Site (and any existing improvements thereon) which were due and payable prior to the Closing Date. If the Site is part of a subdivision, a complete copy of the subdivision plan and evidence of the approval thereof by applicable Governmental Authority shall also be required to be delivered.

         (h) REQUIRED EQUITY. Evidence that the Borrower's Required Equity shall have been applied to the costs of Acquisition and Project Costs in a manner approved by Lender.

         (i) PAYMENT AND PERFORMANCE BONDS. Such Payment and Performance Bonds as may have been requested by the Lender from time to time; provided however, Lender agrees not to request any Payment and Performance Bonds as long as John Moriarty & Associates, Inc. is the Contractor and Lender is satisfied with the credit of such Contractor.

         (j) DRAW REQUEST. To the extent the initial Advance includes a request for funds to be applied to the Renovation Project, a Draw Request complying with the provisions of Section 2.2 hereof.

7.11 CONSTRUCTION INSPECTOR REPORT. The Lender shall have received a report or written confirmation from the Construction Inspector that (a) the Construction Inspector has reviewed the Plans and Specifications, (b) the Plans and Specifications have been received and approved by each Governmental Authority to which the Plans and Specifications are required under applicable Requirements to be submitted, (c) the Construction Contract satisfactorily provides for the construction of the Renovation Project in accordance with the Plans and Specifications, and (d) in the opinion of the Construction Inspector, construction of the Renovation Project can be completed on or before the Project Completion Date for an amount not greater than the amount allocated for such purpose in the Project Budget.

7.12 LEGAL AND OTHER OPINIONS. The Lender shall have received favorable opinions in form and substance satisfactory to the Lender and the Lender's counsel, addressed to the Lender and dated as of the Closing Date, from counsel to the Borrower and each Guarantor acceptable to the Lender, as to such matters as the Lender shall reasonably request, including, without limitation, compliance of the Improvements, as affected by the Renovation Project with all applicable environmental, land use and zoning requirements and the due execution, authorization, validity and enforceability of all Loan Documents.

7.13 LIEN SEARCH. The Lender shall have received a certification from the Title Insurance Company or counsel satisfactory to the Lender (which shall be updated from time to time at the Borrower's expense upon request by the Lender) that a search of the public records disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Collateral.

7.14     MECHANIC'S LIEN LAW

         (a) INITIAL ADVANCE. In the event that for any reason the initial Advance is not funded on the Closing Date, the terms and provisions of
         Section 8.6 (a) and (b) shall be applicable for the initial Advance.

         (b) LIEN BOND. If requested by the Lender, the Borrower has provided evidence that the Borrower has obtained and recorded with the Registry a satisfactory lien bond in an amount equal to the Construction Contract, which lien bond shall be obtained by the Borrower and shall name the Lender as dual obligee; provided however, Lender agrees not to request any lien bond so long as John Moriarty & Associates, Inc. is the Contractor and Lender is satisfied with the credit of such Contractor.

7.15 NOTICES. All notices required by any Governmental Authority under applicable Requirements to be filed prior to commencement of construction of the Project shall have been filed.

7.16 APPRAISAL. The Lender shall have received an Appraisal, in form and substance satisfactory to the Lender, stating that the Site and Improvements prior to completion of the Renovation Project has a market value of at least $41,500,000 and thereafter, assuming completion of the Renovation Project in accordance with the Plans and Specifications, a market value of at least $50,000,000.

7.17 ARRANGEMENT FEE. The Borrower shall have paid to the Lender the arrangement fee pursuant to Section 5.

7.18 PERFORMANCE; NO DEFAULT. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Drawdown Date of the initial Advance, and on the Drawdown Date of the initial Advance, there shall exist no Default or Event of Default.

7.19 REPRESENTATIONS AND WARRANTIES. The representations of warranties made by the Obligors in the Loan Documents or otherwise made by or on behalf of the Obligors in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall be true and correct in all material respects on the Drawdown Date of the Advance.

7.20 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory to the Lender and the Lender's counsel in form and substance, and the Lender shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Lender and the Lender's counsel may reasonably require.

7.21 WAIVER. Any waiver by the Lender of any of the conditions precedent contained herein for the closing of the Loan and the initial Advance shall not be deemed to be a waiver by the Lender of such conditions precedent for any subsequent Advance or any other obligation of the Lender hereunder.

8. CONDITIONS OF SUBSEQUENT ADVANCES. The obligation of the Lender to make any Advance after the initial Advance shall be subject to the satisfaction of the following conditions precedent:

8.1 PRIOR CONDITIONS SATISFIED. All conditions precedent to the initial Advance and any prior Advance shall continue to be satisfied as of the Drawdown Date of such subsequent Advance.

8.2 PERFORMANCE; NO DEFAULT. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Drawdown Date of such Advance, and on the Drawdown Date of such Advance there shall exist no Default or Event of Default.

8.3 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Obligors in the Loan Documents or otherwise made by or on behalf of the Obligors in connection therewith after the date thereof shall have been true and correct in all material respects on the date on when made and shall also be true and correct in all material respects on the Drawdown Date of such Advance.

8.4 NO DAMAGE. The Site and Improvements, or any portion thereof, shall not have been injured or damaged by fire, explosion, accident, flood or other casualty or subject to any actual or threatened Taking.

8.5 RECEIPT OF THE LENDER. The Lender shall have received, all in form and substance satisfactory to Lender:

         (a) DRAW REQUEST. A Draw Request complying with the requirements hereof, including those set forth in Section 2.2 hereof;

         (b) ENDORSEMENT TO TITLE POLICY. A "date down" endorsement to the Title Policy indicating no adverse change in the state of title as of the Drawdown Date and containing no survey or other exceptions not approved by the Lender. The endorsement shall increase the amount of coverage to be not less than all amounts advanced under the Loan, including the amount of the Advance with respect to which the endorsement is sought;

         (c) CURRENT SURVEY. An updated Survey if required by the Title Insurance Company, the Lender or any Key Tenant;

         (d) APPROVAL BY CONSTRUCTION INSPECTOR. Approval of the Draw Request for such Advance by the Construction Inspector, accompanied by a certificate or report from the Construction Inspector to the effect that in its opinion, based on-site observations and submissions by the Contractor, the construction of the Renovation Project to the date thereof was performed in a good and workmanlike manner and substantially in accordance with the Plans and Specifications, stating the estimated total cost of construction of the Renovation Project, stating the percentage of in-place construction of the Renovation Project, and stating that the remaining non-disbursed portion of the Loan and Borrower's Required Equity allocated for such purpose in the Project Budget or otherwise is adequate to complete the construction of the Renovation Project. Lender shall use all commercially reasonably effects to cause the Construction Inspector shall act promptly to perform its inspection and to complete its report within a five (5) business day period after the Inspector has received all materials and information reasonably required by the Inspector and finished its inspection.

         (e) APPROVAL BY KEY TENANT. At the option of the Lender, inspection of work in place and approval of such work by the Key Tenant as being in compliance with the terms of the Key Lease; and

         (f) CONTRACTS. Evidence that one hundred percent (100%) of the cost of the remaining construction work is covered by firm fixed price or guaranteed maximum price contracts.

8.6      MECHANIC'S LIEN LAW.

         (a) NOTICE OF CONTRACT, MECHANIC'S LIEN. The Lender may withhold or refuse to fund any advance hereunder if:

              (i) a Notice of Contract has been filed under Section 4 of the Mechanic's Lien Law; or

              (ii) a Notice of Contract has been filed by the Contractor under
              Section 2 of the Mechanic's Lien Law, unless with respect to the subject Draw Request, an accurately completed and valid Partial Waiver and Subordination of Lien in the form of Schedule 1 to Exhibit "GC" has been provided to the Lender with a Payment Period date no more than twenty-five days before the date of the funding of the such advance;

              (iii) any other statutory or common law lien related to claims for labor, materials or supplies has been filed or established and not released.

         (b) PAYMENT PERIOD DATE. In the event that the Lender has not funded any Draw Request within twenty-five days after the applicable Payment Period date as set forth in such Schedule 1 to Exhibit "GC" as submitted with the subject Draw Request, the Lender may, at it option, withhold or refuse to fund the Draw Request and require the Borrower to resubmit an updated Draw Request in accordance with Section 2.2, above, with an updated Schedule 1 to Exhibit "GC".

         (c) LIEN BOND. If requested by the Lender, at any time, the Borrower shall provide evidence that the Borrower has obtained and recorded with the Registry a satisfactory lien bond in an amount equal to the unpaid construction costs, which lien bond shall be obtained by the Borrower and name the Lender as dual obligee.

         (d) NOTICE OF SUBSTANTIAL COMPLETION. Upon the substantial completion of the work provided for in the Construction Contract, the Borrower shall have provided evidence to Lender that the Borrower has timely obtained from the Contractor and recorded with the Registry, a Notice of Substantial Completion as provided for in the Mechanic's Lien Law; and

         (e) NOTICE OF TERMINATION. In the event of the termination of the Construction Contract, the Borrower shall have provided evidence to Lender that the Borrower has timely recorded with the Registry, a Notice of Termination as provided for in the Mechanic's Lien Law.

8.7 WAIVER. Any waiver by the Lender of any of the conditions precedent contained herein for any Advance shall not be deemed to be a waiver by the Lender of such conditions precedent for any subsequent Advance or any other obligation of the Lender hereunder.

8.8 PROJECT APPROVALS. Evidence as to the obtaining of all Project Approvals which are requested, necessary or desirable for the construction and/or operation of the Renovation Project and the access thereto, including, without limitation, the City of Waltham's Board of Health Recombinant DNA Permit for the use of the Improvements by the Key Tenants, together with copies of all such Project Approvals; provided, however, that notwithstanding the foregoing, the required DWPC Permit in respect of the sewer system construction and connection shall be obtained and delivered to Lender no later than December 7, 2000.

8.9 CONSTRUCTION DOCUMENTS. Each of the Architect's Contract and Construction Contract shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect with no modifications thereto that have not been approved by Lender, and shall be in form and substance satisfactory to the Lender. The Architect and the Contractor shall have duly executed and delivered to the Lender a consent to the assignment of the Architect's Contract and the Construction Contract, in the form previously delivered by the Lender to Borrower.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents, warrants, and covenants to the Lender as follows:

9.1      ORGANIZATION; AUTHORITY, ETC.

         (a) ORGANIZATION; GOOD STANDING. The Borrower is a limited liability company duly organized under the laws of the State of Delaware pursuant to the Borrower's Organizational Documents, and is, and will at all times be, validly existing and in good standing under the laws of such State. The Guarantor is a corporation duly organized under the laws of the State of Delaware pursuant to Guarantor's Organizational Documents and is, and will at all times be, validly existing and in good standing under the laws of such State. Each of the Obligors is, and will at all times be, duly organized and is, and will at all times be, validly existing, in good standing, and qualified to do business in each jurisdiction where required. Each Obligor has, and will at all times have, all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

         (b) AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Obligor is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Obligor, (ii) have been duly authorized by all necessary proceedings on the part of such Obligor,
         (iii) do not conflict with or result in any breach or contravention of any provision of any other agreement binding upon such Obligor or any provision of law, statute, rule or regulation to which such Obligor is subject or any judgment, order, writ, injunction, license or permit applicable to such Obligor, (iv) do not conflict with any provision of the Organizational Documents of such Obligor, and (v) do not require the approval or consent of, or filing with creditors, trustees for creditors or shareholders of, or other holders, directly or indirectly, of interests in, such Obligor or the approval or consent or filing with any governmental agency or authority other than those approvals or consents already obtained and the filing of the Security Documents and the Financing Statements in the appropriate public records with respect thereto.

         (c) ENFORCEABILITY. The execution and delivery of this Agreement and the other Loan Documents to which each Obligor is or is to become a party will result in valid and legally binding obligations of such Obligor enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (d) SINGLE PURPOSE ENTITY/LIMITATIONS. The Borrower is a Single Purpose Entity and the Organizational Documents of the Borrower limit the business of the Borrower to activities relating to the ownership, construction, operation, leasing and maintenance of the Site and Improvements and all matters incidental or accessory thereto.

9.2 TITLE TO ASSETS. The Guarantor owns all of the assets reflected in the balance sheet of the Guarantor as at the Balance Sheet Date or acquired since that date free from all encumbrances except for Permitted Liens (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

9.3      FINANCIAL STATEMENTS. There has been furnished to the Lender:

         (a) A balance sheet as of the Balance Sheet Date and a statement of income for the fiscal year then ended, for Guarantor, audited and certified by Ernst & Young LLP. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Guarantor as at the close of business on the date thereof and the results of operations for the fiscal year then ended. As of the date of this Agreement, there are no liabilities or contingent liabilities of Guarantor known to the directors, officers, partners, members or trustees of Borrower which are not disclosed in said balance sheet and the related notes thereto.

         (b) A balance sheet and a statement of income of Guarantor for each of the fiscal quarters of Guarantor ended since the Balance Sheet Date, certified by Guarantor's chief financial officer, partner or trustee to have been prepared in accordance with generally accepted accounting principles consistent with those used in the preparation of the annual audited statements delivered pursuant to paragraph (a) above and to fairly present the financial condition of the Guarantor at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments).

         (c) If requested by Lender, lease summaries acceptable to Lender for the Key Lease and all other Leases for the Improvements, whether or not the tenant thereunder has commenced occupancy or the payment of rent.

9.4 NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of each Person as shown on or reflected in the respective balance sheet as at the Balance Sheet Date, or the statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any material adverse effect either individually or in the aggregate on the business or financial condition of such Person.

9.5 FRANCHISES, PATENTS, COPYRIGHTS, ETC. Borrower possesses, and will at all times possess, all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted or as it is intended to be conducted with respect to the Site and Improvements, without known conflict with any rights of others.

9.6 LITIGATION. Except as shown on Schedule 9.6 hereof, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any Obligor before any court, tribunal or administrative agency or board or any mediator or arbitrator that, if adversely determined, might, either in any case or in the aggregate, materially and adversely affect the business, assets or financial condition of such Person, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of an Obligor with respect to the acquisition, construction or use of the Site and Improvements or to pay and perform the Project Obligations in the manner contemplated by this Agreement and the other Loan Documents.

9.7 NO MATERIALLY ADVERSE CONTRACTS, ETC. Each Obligor is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Obligor. Each Obligor is not, and will not be, a party to any contract or agreement that has or is expected to have any materially adverse effect on the business of such Obligor.

9.8 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Each Obligor is not, and will not at any time be, in violation of any provision of its Organizational Documents or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Obligor.

9.9 TAX STATUS. Each Obligor (a) has made or filed, and will make or file in a timely fashion, all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(b) has paid, and will pay when due, all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, (c) if a partnership, limited partnership, limited liability partnership, or limited liability company, has, and will maintain, partnership tax classification under the Code, and (d) has set aside, and will at all times set aside, on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the period to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers, partners or trustees of each Obligor know of no basis for any such claim. Each Obligor has filed, and will continue to file, all of such tax returns, reports, and declarations either (i) separately from any parent or affiliate or (ii) if part of a consolidated filing, as a separate member of any such consolidated group.

9.10 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

9.11 SETOFF, ETC. The Collateral and the Lender's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

9.12 CERTAIN TRANSACTIONS. None of (a) the officers, trustees, directors, partners, managers, members, stockholders, beneficiaries, or employees of any Obligor or Subsidiary thereof or (b) any corporation, partnership, trust or other entity in which any such officer, trustee, director, partner, manager, member, stockholder, beneficiary, or employee has a substantial interest or is an officer, director, trustee, manager or partner, is presently a party to any transaction with the Borrower (other than for services as employees, officers, trustees, managers and directors).

9.13     [Intentionally Deleted]

9.14 PARTNERS, BENEFICIARIES, ETC. Except as set forth in Schedule 2, the Borrower has no general partners, limited partners, partners, beneficiaries, stockholders, or members.

9.15 ERISA PLAN. The Borrower does not, and will not maintain or contribute to an ERISA Plan.

9.16 SOLVENCY. Neither Borrower nor any Guarantor (a) is insolvent or will be rendered insolvent by the Indebtedness incurred in connection with the Loan,
(b) has unreasonably small capital with which to engage in its business, (c) has incurred Indebtedness beyond its ability to pay such Indebtedness as it matures and (d) has assets having a value less than required to pay any Indebtedness.

9.17     AVAILABILITY OF UTILITIES. Except as otherwise indicated in Schedule
9.17 hereof, all utility services necessary and sufficient for the construction, development and operation of the Improvements are presently, and will at all times be, available to the boundaries of the Site through dedicated public rights of way or through perpetual private easements, approved by the Lender, with respect to which the Security Deed creates a valid and enforceable first lien. The Borrower will also promptly obtain all utility installations and connections required for the operation and servicing of the Improvements for their intended purposes, and will furnish the Lender with evidence thereof which is satisfactory to Lender.

9.18 ACCESS. The rights of way for all roads necessary for the full utilization of the Improvements for their intended purposes have either been acquired by the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority or are provided for in easements benefiting the Site and Improvements and insured under the Title Policy as part of the insured premises. All such roads shall have been completed, or all necessary steps have been taken by the Borrower and such Governmental Authority to assure the complete construction and installation thereof prior to the date upon which access to the Improvements via such roads will be necessary, and the right to use all such roads, or suitable substitute rights of way approved by the Lender, shall be maintained at all times for the Improvements. All curb cuts, driveways and traffic signals shown on the Plans and Specifications are existing or have been fully approved by the appropriate Governmental Authority and after the completion thereof, shall be maintained at all times for the Improvements.

9.19 CONDITION OF SITE AND IMPROVEMENTS. Neither the Site nor the Improvements nor any part thereof is now damaged or injured as result of any fire, explosion, accident, flood or other casualty or has been the subject of any Taking, and to the knowledge of the Borrower, no Taking is pending or contemplated.

9.20 COMPLIANCE WITH REQUIREMENTS/HISTORIC STATUS/FLOOD AREA. The construction of the Improvements and the use and occupancy of the Improvements contemplated thereby comply with, and will at times comply with, all Requirements. The Borrower will give all such notices to, and take all such other actions with respect to, such Governmental Authority as may be required under applicable Requirements to construct the Improvements and to use, occupy and operate the Improvements following Project Completion. Borrower has received no notice alleging any non-compliance by the Improvements or the Site with any Requirements or indicating that the Site or the Improvements are located within any historic district or has, or may be, designated as any kind of historic or landmark site under applicable Requirements. The Site is not in any special flood hazard area as defined under applicable Requirements.

9.21     PROJECT APPROVALS.

         (a) Except for any certificates of occupancy required for the Renovation Project or as otherwise set forth on Schedule 3 hereto, the Borrower has obtained all Project Approvals. All Project Approvals obtained by the Borrower are listed and described on Schedule 4 hereto, have been validly issued and are in full force and effect. The Borrower has no reason to believe that any of the Project Approvals not heretofore obtained by the Borrower will not be obtained by the Borrower in the ordinary course following Project Completion in accordance with the Plans and Specifications. No Project Approvals will terminate, or become void or voidable or terminable, upon any sale, transfer or other disposition of the Site or Improvements, including any transfer pursuant to foreclosure sale under the Security Deed.

         (b) The Borrower will promptly obtain all Project Approvals not heretofore obtained by the Borrower (including those listed and described on Schedule 3 hereto and any other Project Approvals which may hereafter become required, necessary or desirable) and will furnish the Lender with evidence that the Borrower has obtained such Project Approvals promptly upon its request. If an outside date is set forth on
         Schedule 3 as a deadline for Borrower to obtain a specific Project Approval, Borrower shall obtain the issuance of such Project Approval by such deadline date.

         (c) The Borrower will duly perform and comply with all of the terms and conditions of all Project Approvals obtained at any time, including all Project Approvals listed and described on Schedules 3 and 4 hereto.

9.22 CONSTRUCTION CONTRACT; ARCHITECT'S CONTRACT. The Construction Contract and the Architect's Contract are each in full force and effect with no modifications thereto not previously approved by Lender and each of the parties thereto are in full compliance with their respective obligations thereunder. The work to be performed by the Contractor under the Construction Contract is the work called for by the Plans and Specifications, and all work required to complete the Renovation Project in accordance with the Plans and Specifications is provided for under the Construction Contract.

9.23 KEY LEASE. The Key Lease is in full force and effect with no defaults thereunder or deficiencies in the performance of obligations thereunder and no modifications thereto not previously approved by Lender. All of the parties to such agreements are in full compliance with their respective obligations thereunder and there does not exist any condition which would materially and adversely affect the ability of the Key Tenant to fulfill and perform all its obligations under the Key Lease.

         Lender acknowledges and agrees that the tenant under the Key Lease shall have the right to sublease up to an aggregate of 40,000 square feet of its premises to third parties without Lender's approval (except as set forth below); provided that Borrower provides copies of such subleases to Lender. Subleases covering space in excess of such 40,000 square feet shall require Lender's prior written approval. With respect to any such sublease (whether or not included in the 40,000 square feet) for which Borrower desires Lender to provide subtenant with a non-disturbance and recognition agreement Lender's prior approval of such sublease shall be required. Subleases approved by Lender hereunder (or not requiring Lender's approval) are referred to herein as "Approved Subleases".

9.24     OTHER CONTRACTS.

         (a) The Borrower has not made, and will not make any contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien or encumbrance on the Site or Improvements (except as otherwise expressly permitted or acknowledged hereunder with respect to construction contracts and subcontracts for the Renovation Project).

         (b) The Borrower has not made, and will not make, any contract or arrangement of any kind or type whatsoever, with any affiliate of the Borrower unless such contract or arrangement is (i) approved in writing in advance by the Lender, (ii) on the same terms as would be generally available to the Borrower in an arm's length contract or arrangement with a third party, and (iii) evidenced by a written agreement. In this connection, Lender acknowledges its approval of the Key Lease.

9.25 VIOLATIONS. The Borrower has received no notices of nor has any knowledge of, any violation of any applicable Requirements or Project Approvals.

9.26 PLANS AND SPECIFICATIONS. The Borrower has furnished the Lender with true and complete sets of the Plans and Specifications and copies of the Site Plan. The Plans and Specifications so furnished to the Lender comply with all Requirements, all Project Approvals, and all restrictions, covenants and easements affecting the Site and Improvements, and have been approved by the Contractor, the Borrower's Architect, the Key Tenant, and each Governmental Authority to the extent obtainable as of the date hereof and required for construction of the Renovation Project. The Plans and Specifications, as approved by the Key Tenant and each Governmental Authority are substantially the same plans and specifications included in the Construction Contract and covered by all payment, performance and/or lien bonds provided in connection herewith.

9.27 PROJECT BUDGET. The Project Budget accurately reflects all Project Costs and the intended first application of Borrower's Required Equity to such Project Costs.

9.28 ENVIRONMENTAL MATTERS. The Borrower incorporates by reference herein the representations and warranties contained in the Indemnity Agreement as if each was fully set forth herein.

9.29 EFFECT OF DRAW REQUEST. Each Draw Request submitted to the Lender as provided in Section 2.2 hereof shall constitute an affirmation that the representations and warranties contained in this Agreement and in the other Loan Documents remain true and correct as of the date thereof; and unless the Lender is notified to the contrary, in writing, prior to the Drawdown Date of the requested Advance or any portion thereof, shall constitute an affirmation that the same remain true and correct on the Drawdown Date.

9.30 GENERAL. Each of the Borrower and any Guarantor has disclosed any material fact or condition which is necessary to make the representations and warranties set forth herein or in any other Loan Document not materially misleading.


10. AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding or the Lender has any obligation to make any Advances:

10.1 PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all other amounts provided for in the Note, this Agreement and the other Loan Documents to which the Borrower is a party, all in accordance with the terms of the Note, this Agreement and such other Loan Documents.

10.2 COMMENCEMENT, PURSUIT AND COMPLETION OF CONSTRUCTION. The Borrower will commence construction of the Renovation Project by no later than the tenth
(10th) day following the Closing Date, will diligently pursue construction of the Renovation Project in accordance with the Construction Schedule, will attain Project Completion on or prior to the Project Completion Date, and will pay all sums and perform all such acts as may be necessary or appropriate to complete such construction, all in accordance with the Plans and Specifications, in full compliance with all restrictions, covenants and easements affecting the Site and Improvements, all Requirements, all Project Approvals, and with all terms and conditions of the Loan Documents and the Key Lease, without deviation from the Plans and Specifications unless the Borrower obtains the prior approval of the Lender, the Key Tenant and if applicable, the surety company or companies issuing any Payment and Performance Bonds. Such construction shall be completed free from any liens, claims or assessments (actual or contingent) asserted against the Site and Improvements for any material, labor or other items furnished in connection therewith. The Borrower will furnish evidence of satisfactory compliance with this Section to the Lender on or before the Project Completion Date.

10.3 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver, or cause to be delivered, to the Lender:

         (a)  as soon as practicable, but in any event not later than ninety
         (90) days after the end of each fiscal year of the Borrower, an unaudited balance sheet of the Borrower at the end of such year, and the related unaudited statement of income, each setting forth in comparative form the figures for the previous fiscal year and such statement to be in reasonable detail, prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer, partner or trustee of the Borrower that the information contained in such financial statement fairly presents the financial position of the Borrower on the date thereof (subject to year-end adjustments) and that, in making the examination necessary to said certification, such Person has obtained no knowledge of any Default or Event of Default under this Agreement;

         (b)  as soon as practicable, but in any event not later than forty-five
         (45) days after the end of each six (6) month period of each fiscal year of the Borrower, copies of the unaudited balance sheet of the Borrower as at the end of such 6-month period, and the related unaudited statement of income, statement of retained earnings, changes in capital, and statement of cash flows for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer, partner or trustee of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower on the date thereof (subject to year-end adjustments) and that, in making the examination necessary to said certification, such Person has obtained no knowledge of any Default or Event of Default under this Agreement;

         (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of the Borrower which are not reflected in such financial statements or referred to in the notes thereto, and a statement of projected cash flows of the Borrower for the current fiscal year, all in reasonable detail and certified by the principal financial or accounting officer of the Borrower;

         (d) simultaneously with the delivery of the financial statements referred to in clauses (a) and (b) above, a statement signed by the principal financial or accounting officer, partner or trustee of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 11.10;

         (e) promptly following the Borrower's receipt thereof, copies of the annual financial statements of the Key Tenant;

         (f) the financial statements and information required of the Guarantors under the Guaranty in accordance with the delivery schedule for such set forth in the Guaranty; and

         (g) from time to time such other financial data and information (including accountants' management letters) as the Lender may reasonably request.

10.4     INSURANCE; BONDS.

         (a) The Borrower will obtain and maintain insurance with respect to the Site and Improvements and the operations of the Borrower as required in Exhibit "INSURANCE" attached hereto and incorporated herein. All insurance premiums shall be paid annually, in advance, and Lender shall be provided with evidence of such prepayment prior to the initial Loan Advance and thereafter at least thirty (30) days prior to each annual renewal or replacement of such coverage.

         (b) The Borrower will require the Contractor, the Architect, and any other architect, contractor, engineer or design professional providing design, construction, or engineering services in connection with the construction of the Renovation Project to obtain and maintain at all times during the construction of the Renovation Project (and for the Architect, for a period of not less than one (1) year after the date of Project Completion) such insurance as may be reasonably required by the Lender, all such insurance to be in such amounts and form, to include such coverage and endorsements, and to be issued by such insurers as shall be approved by the Lender, and to contain the written agreement of the insurer to give the Lender thirty (30) days' prior written notice of cancellation, nonrenewal, modification or expiration.

         (c) The Borrower will obtain and provide to the Lender or will cause the Contractor or any subcontractor designated by the Lender to obtain and provide to the Lender such Payment and Performance Bonds as the Lender may from time to time request, such bonds to be in dual obligee form.

         (d) The Borrower will provide or will cause any such Person to provide the Lender with certificates evidencing such insurance upon the request of the Lender.

10.5 LIENS AND OTHER CHARGES. The Borrower will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property.

10.6     INSPECTION OF PROJECT AND BOOKS, APPRAISALS.

         (a) Upon at least one (1) Business Day advance notice, the Borrower shall permit the Lender and the Construction Inspector, at the Borrower's expense, to visit and inspect the Site and Improvements and all materials used or to be used in the construction thereof and will cooperate with the Lender and the Construction Inspector during such inspections (including making available working drawings of the Plans and Specifications); PROVIDED that this provision shall not be deemed to impose on the Lender or the Construction Inspector any obligation to undertake such inspections.

         (b) Upon at least three (3) Business Days advance notice, the Borrower shall permit the Lender at the Borrower's expense to visit and inspect the Site and Improvements, to examine the books of account of the Borrower (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its officers, partners, or trustees, all at such reasonable times and intervals as the Lender may reasonably request; PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall only be obligated to pay the expenses associated with one (1) such investigation of the books of Borrower during any twelve (12) month period.

         (c) The Lender shall have the right to obtain from time to time, at the Borrower's cost and expense, updated Appraisals of the Project and an updated or new Environmental Report for the Project, PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall only be obligated to pay for the costs and expenses associated with one (1) such Appraisal and one (1) such updated or new Environmental Report during any twelve (12) month period.

         (d) The costs and expenses incurred by the Lender in obtaining such Appraisals or performing such inspections shall be paid by the Borrower forthwith upon billing or request by the Lender for reimbursement therefor.

10.7 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, or will cause each Obligor and each Subsidiary thereof to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and all Requirements, (b) the provisions of its Organizational Documents and all Loan Documents to which Borrower or such Obligor or Subsidiary are signatories, (c) all agreements and instruments by which it or any of its properties may be bound, including, in the case of the Borrower, the Architect's Contract, the Construction Contract, the Key Lease, and all restrictions, covenants and easements affecting the Project, (d) all applicable decrees, orders and judgments, and (e) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, including all Project Approvals.

10.8 USE OF PROCEEDS. Except to the extent otherwise permitted after Project Completion under Section 2.1 hereof, the Borrower will use the proceeds of the Loan only after first expending all of Borrower's Required Equity and then solely for the purpose of paying for the costs of the Acquisition and/or Project Costs in accordance with the Project Budget.

10.9 PROJECT COSTS. The Borrower will pay all Project Costs in excess of the Loan Amount, regardless of the amount, whenever due or otherwise required by Lender in order to attain Project Completion prior to the Project Completion Date.

10.10 INSUFFICIENCY OF LOAN PROCEEDS. If at any time while the Loan is outstanding or the Lender has any obligation to make Advances hereunder, the Lender reasonably determines that the remaining undisbursed portion of the Loan, together with the undisbursed balance of Borrower's Required Equity and any other sums previously deposited by the Borrower with the Lender in connection with the Loan, is or will be insufficient to fully complete and equip the Renovation Project in accordance with the Plans and Specifications, and to pay all other sums due or to become due under the Loan Documents, regardless of how such condition may be caused, the Borrower will, within fifteen (15) days after written notice of such determination from the Lender, deposit with the Lender such sums of money in cash in an amount sufficient to remedy the condition described in such notice, and sufficient to pay any liens for labor and materials alleged to be due and payable at the time in connection with the Improvements, and, at the Lender's option, no further Advances of the Loan shall be made by the Lender until Borrower has fully complied with the provisions of this section. All such deposited sums shall stand as additional security for the Obligations and, prior to the occurrence of a Default, shall be disbursed by the Lender in the same manner as Advances under this Agreement before any further Advances of the Loan proceeds shall be made. The Lender shall have no obligation to pay the Borrower any interest with respect to such deposited funds.

10.11    PERMANENT COMMITMENT. [Intentionally Deleted]

10.12 DEPOSIT OF INCOME. The Borrower will deposit with the Lender, upon request at any time after an Event of Default, any sums received by the Borrower from tenants under Leases (other than amounts paid by tenants to reimburse the Borrower for construction work performed for tenants the cost of which has not been disbursed to the Borrower by the Lender under the Loan), in a special account, from which no funds shall be drawn by the Borrower without the Lender's prior approval, and which sums shall stand as additional security for the Obligations, subject to the rights of tenants in such sums. It is expressly agreed that, at the Lender's option, such sums shall be disbursed in the same manner as Advances before any further Advance of the Loan is made.

10.13 PUBLICITY. The Borrower will permit the Lender to obtain publicity in connection with the Acquisition and construction of the Renovation Project through press releases and participation in such events as ground breaking and opening ceremonies; provided, however, any publicity naming Guarantor shall not be generated by Lender without first obtaining Guarantor's consent, not to be unreasonably withheld.

10.14 SIGN REGARDING FINANCING. If requested by the Lender, the Borrower will, at its cost and expense, erect and maintain on a suitable location on the Site a sign indicating that the financing evidenced hereby is being provided by the Lender, such location and sign to be subject to the approval of the Lender.

10.15    FURTHER ASSURANCES.

         (a) REGARDING CONSTRUCTION. The Borrower will furnish or cause to be furnished to the Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by the terms of this Agreement, the other Loan Documents or the Key Lease, all at the Borrower's expense.

         (b) REGARDING PRESERVATION OF COLLATERAL. The Borrower will execute and deliver to the Lender such further documents, instruments, assignments and other writings, and will do such other acts necessary or desirable, to preserve and protect the Collateral at any time securing or intended to secure the Obligations, as the Lender may reasonably require.

         (c) REGARDING THIS AGREEMENT. The Borrower will cooperate with, and will do such further acts and execute such further instruments and documents as the Lender shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

10.16 NOTICES. The Borrower will promptly notify the Lender in writing of (i) the occurrence of any Default or Event of Default; (ii) the occurrence of any other event which may have a material adverse effect on the Site or Improvements or the business or financial condition of any Obligor; or (iii) the receipt by the Borrower of any notice of default or notice of termination with respect to any material contract or agreement relating to the ownership, construction, operation, or use of the Site or Improvements, including, without limitation, the Architect's Contract, the Construction Contract and the Key Lease.

10.17    OTHER AFFIRMATIVE COVENANTS. The Borrower will:

         (a) Remain solvent and pay all of its Indebtedness from its assets as the same become due;

         (b) At all times be a Single Purpose Entity and hold itself out to the public as a legal entity, separate and distinct from any other Person, including any Obligor, Subsidiary of the Borrower, or any parent or affiliate of the Borrower; and

         (c) Maintain adequate capital for the normal obligations reasonably foreseeable for a business of its size and character and in light of its contemplated business operations.

11. NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding or the Lender has any obligation to make any Advances:

11.1 RESTRICTIONS ON CHANGE ORDERS. Other than for Non-Material Change Orders, the Borrower will not cause, permit or suffer to exist any deviations from the Plans and Specifications and will not approve or consent to any change order or construction change directive without the prior approval of the Lender, the Key Tenant, and the surety company or companies issuing any Payment and Performance Bonds. The Borrower shall promptly provide Lender with copies of all Non-Material Change Orders.

11.2 RESTRICTIONS ON EASEMENTS, COVENANTS AND RESTRICTIONS. The Borrower will not create or suffer to be created or to exist any easement, right of way, restriction, covenant, condition, license or other right in favor of any Person which affects or might affect title to the Project or the use and occupancy of the Project or any part thereof without obtaining the prior approval of the Lender which consent shall not be unreasonably withheld. Lender acknowledges it has approved the Title Policy Exceptions.

11.3    NO AMENDMENTS, TERMINATIONS OR WAIVERS.

         (a) The Borrower will not amend, supplement or otherwise modify, whether by change order or otherwise (other than a Non-Material Change Order), any of the material terms and conditions of the Architect's Contract, the Construction Contract, the easements and agreements referred to in the Title Policy Exceptions and other contracts assigned to Borrower as part of its Acquisition, or the Key Lease without in each case the prior approval of the Lender; provided, however, (i) with respect to the Architect's Contract, Lender's prior approval shall not be unreasonably withheld and (ii) with respect to the Construction Contract Lender shall also have a reasonable approval right over any surety or surety companies issuing any payment, performance or lien bonds pursuant to Section 7.10(i) hereof.

         (b) The Borrower will not, directly or indirectly, terminate or cancel, or cause or permit to exist any condition which would result in the termination or cancellation of, or which would relieve the performance of any obligations of any other party under, the Architect's Contract, the Construction Contract, the easements and agreements referred to in the Title Policy Exceptions and other material contracts assigned to Borrower as part of its Acquisition or the Key Lease.

         (c) The Borrower will not, directly or indirectly, waive or agree or consent to the waiver of, the performance of any obligations or any other party under the Architect's Contract, the Construction Contract, the easements and agreements referred to in the Title Policy Exceptions and other material contracts assigned to Borrower as part of its Acquisition or the Key Lease.

         (d) The Borrower will not, directly or indirectly, amend, or allow the amendment of, any of the Organizational Documents of the Borrower in any material respect, including, without limitation, any such amendment which would allow or authorize the expansion of Borrower's activities beyond the ownership, construction, operation and maintenance of the Site and Improvements and all matters incidental or accessory thereto.

11.4 RESTRICTIONS ON INDEBTEDNESS. The Borrower will not create, incur, assume, guaranty or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

         (a)  Indebtedness to the Lender arising under any of the Loan
         Documents;

         (b) current liabilities of the Borrower relating to the Site and Improvements, incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

         (c) Indebtedness relating to the Site or Improvements, in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with other provisions of this Agreement or any other Loan Document; and

         (d) Indebtedness to any Obligor or any parent or affiliate of the Borrower; provided, however, (i) the proceeds of such Indebtedness shall only be used to enable the Borrower to pay its ordinary and customary operating expenses or other costs and expenses related to the Site or Improvements; (ii) no payments shall be made or required relative to the said Indebtedness on or before payment in full of the Obligations; (iii) any payments received by the holder of said Indebtedness shall be held in trust for, and paid in kind to, the Lender; and (iv) the said Indebtedness of the Borrower shall be (1) evidenced by documents satisfactory in all respects to the Lender, (2) subordinate in payment to the Obligations, (3) unsecured, (4) non-defaultable and non-callable upon a default or otherwise until one year and one day from the repayment in full of the Obligations, and (5) if Lender elects, subject to an intercreditor agreement with the Lender in form and substance satisfactory to the Lender.

11.5 RESTRICTIONS ON LIENS, ETC. The Borrower will not (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom or, directly or indirectly, upon any of the beneficial or legal interests in Borrower; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors or except in connection with a Permitted Transfer under Section 11.7 hereof, permit to occur any change in the ownership and/or control of beneficial or legal interests in Borrower from that represented on Schedule 2 hereof; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower may create or incur or suffer to be created or incurred or to exist:

         (a) statutory liens relating to the Project to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

         (b)  liens in favor of the Lender under the Loan Documents;

         (c) other liens on the Project consisting of easements, rights of way, covenants and restrictions if and to the extent the same are disclosed on the Title Policy and have been approved by the Lender ("Title Policy Exceptions").

11.6 RESTRICTIONS ON LOANS AND INVESTMENTS. The Borrower will not make or permit to exist or to remain outstanding any loan by the Borrower to any Person or any Investment except Investments in:

         (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

         (b) demand deposits and bankers acceptances of United States banks having total assets in excess of $1,000,000,000;

         (c) certificates of deposit and time deposits of United States banks having total assets in excess of $1,000,000,000 that mature within one
         (1) year from the date of purchase by the Borrower; and

         (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's.

11.7 MERGER, CONSOLIDATION, CONVERSION, BUSINESS OPERATIONS, AND OWNERSHIP AND DISPOSITION OF ASSETS.

         (a) The Borrower shall not own any assets other than the Site and Improvements or other assets incidental to the ownership or operation of the Site and Improvements.

         (b) Other than as a result of a "Permitted Transfer" (as defined in Schedule 1 hereto), the Borrower will not become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition.

         (c) The Borrower will not become a party to or agree to or effect any disposition of the Site and Improvements or any part thereof.

         (d)  The Borrower will not convert into any other type of entity.

         (e) The Borrower will not engage in any business operations other than those necessary or appropriate for the ownership, construction, management, leasing or operation of the Site and Improvements or engage in any conduct or omission the effect of which could deprive the Borrower of its status as a Single Purpose Entity.

         Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Borrower and/or Guarantor shall have the right to make Permitted Transfers.

11.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, whereby the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

11.9 DISTRIBUTIONS. The Borrower will not make any Distributions after the occurrence of any Default or Event of Default.

11.10 FINANCIAL COVENANTS. The Borrower covenants and agrees that, so long as the Loan is outstanding, the Borrower will not permit the outstanding principal amount of the Loan to exceed 66% of the Appraised Value of the Project; provided that Borrower shall not be in breach of this covenant unless Lender has given Borrower notice of such deficiency and Borrower has failed within thirty (30) days thereafter to pay down the principal of the Loan to a sufficient extent so as to eliminate any deficiency, together with payment of any applicable prepayment or the like charges. In no event, however, shall Lender be obligated to make any Advances hereunder during such "cure" period.

         The Borrower further covenants and agrees that, with respect to the twelve (12) month period ending on December 31, 2000 and each ensuing twelve
(12) month period thereafter, the Borrower's Net Operating Income shall be not less than 130% of Borrower's Debt Service Charges ("Debt Service Coverage Ratio"). If, based on its review of the Borrower's most recent financial statement and such other factors as the Lender reasonably deems appropriate, the Lender determines that Borrower does not meet the Debt Service Coverage Ratio requirement, then, within thirty (30) days after notice thereof from the Lender, the Borrower shall have the right to cure such deficiency by paying down the outstanding principal balance of the Loan so as to comply with this requirement.

11.11    OTHER NEGATIVE COVENANTS. The Borrower will not:

         (a) Seek the dissolution or winding up, in whole or in part, of the Borrower or voluntarily file, or consent to the filing of, a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceedings; and

         (b) Commingle any of its accounts with accounts of any other Person, including, any Obligor, Subsidiary of the Borrower, or parent or affiliate of the Borrower.

12.      EVENTS OF DEFAULT AND REMEDIES.

12.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

         (a) any failure by the Borrower to pay, within five (5) days of the due date, any interest on or principal of or other sum payable under the Note; or

         (b) any failure by the Borrower to deposit with the Lender any funds required by Sectio 2.5 or Section 10.10 hereof to be deposited with the Lender, at the time and otherwise in accordance with such Sections; or

         (c) any failure by the Borrower to pay as and when due and payable any other sums to be paid by the Borrower to the Lender under this Agreement and the continuance of such failure for a period of five (5) days after notice thereof from the Lender; or

         (d) title to the Collateral is or becomes unsatisfactory to the Lender by reason of any lien, charge, encumbrance, title condition or exception and such matter causing title to be or become unsatisfactory is not cured to Lender's satisfaction or removed within thirty (30) days after notice thereof from the Lender to the Borrower; or

         (e) any refusal by the Title Insurance Company to insure any Advance as being secured by the Security Deed as a valid first lien and security interest on the Project and continuance of such refusal for a period of twenty (20) days after notice thereof by the Lender to the Borrower; or

         (f) Subject to Force Majeure, Project Completion shall not have been attained by the Project Completion Date; or

         (g) the Key Tenant shall cease to make rental payments under the Key Lease whether or not a condition of Force Majeure exists; or

         (h) any assertion is made by the Key Tenant that Borrower is in breach of any obligation of Borrower under its Lease or if the Lender shall otherwise determine, acting reasonably, that such a breach exists and if, upon the Lender's reasonable request from time to time, the Key Tenant fails to acknowledge promptly its continuing obligations under its Lease and that Borrower is in faithful compliance with Borrower's obligations under such Lease or if Lender, acting reasonably, determines that Key Tenant has suffered any material adverse change in its financial condition or ability to fulfill its obligations under the Key Lease; or

         (i)  the Project or any material part thereof is subject to a Taking;
         or

         (j) any cessation at any time in construction of the Renovation Project for more than fifteen (15) consecutive business days except for Force Majeure, or any cessation at any time in construction of the Project for more than thirty (30) consecutive business days, regardless of the cause thereof; or

         (k) any failure by the Borrower to duly observe or perform any term, covenant, condition or agreement contained in Section 10.4, Section 10.17, Section 11.2, Section 11.3, Section 11.5, Section 11.9 or
         Section 11.10 hereof; or

         (l) the Guarantor denies its liability or obligations under the Guaranty or the Indemnity Agreement, or shall notify the Lender of the Guarantor's intention to attempt to cancel or terminate the Guaranty or the Indemnity Agreement, or shall fail to observe or comply with any term, covenant, condition and agreement under the Guaranty or the Indemnity Agreement; or

         (m) any representation or warranty made or deemed to be made by or on behalf of any Obligor in this Agreement or in any of the other Loan Documents, or in any report, certificate, financial statement, Draw Request, document or other instrument delivered pursuant to or in connection with this Agreement, any Advance or any of the other Loan Documents, shall prove to have been false or incorrect in any material respect upon the date when made or deemed to be made or repeated; or

         (n) any dissolution, termination, partial or complete liquidation, merger or consolidation of any Obligor, or any sale, transfer or other disposition of all or substantially all of the assets of any Obligor, other than as permitted under the terms of this Agreement or the Guaranty; or

         (o)  [Intentionally Deleted]

         (p) any suit or proceeding shall be filed against Borrower or the Site or Improvements which, if adversely determined, in the reasonable Judgment of Lender, would have a materially adverse affect on the ability of Borrower to perform each and every one of its respective obligations under and by virtue of the Loan Documents; or

         (q) any failure by the Borrower to obtain any Project Approvals or to comply with any material condition thereof, or the revocation, termination, expiration or other invalidation of any Project Approvals previously obtained; or

         (r) the death or mental incapacity of any Obligor that is an individual; or

         (s) any change in the legal or beneficial ownership of any Obligor other than one previously approved by Lender or one that is a Permitted Transfer; or

         (t) any change in the control of the management of Borrower, or the giving up or relinquishment of such control by the Person(s) who is(are) charged with the exercise of such responsibilities on the date hereof; or

         (u) any failure by any Obligor to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received, including, without limitation, any Obligations, or in respect of any capitalized lease, or any failure to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received, or in respect of any capitalized lease, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; or

         (v) any Obligor shall file a voluntary petition in bankruptcy under Title 11 of the United States Code, or an order for relief shall be issued against any such Person in any involuntary petition in bankruptcy under Title 11 of the United States Code, or any such Person shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors, or such Person shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, conservator or liquidator of such Person, or of all or any substantial part of its respective property, or such Person shall make an assignment for the benefit of creditors, or such Person shall give notice to any governmental authority or body of insolvency or pending insolvency or suspension of operation; or

         (w) an involuntary petition in bankruptcy under Title 11 of the United States Code shall be filed against any Obligor and such petition shall not be dismissed within sixty (60) days of the filing thereof; or

         (x) a court of competent jurisdiction shall enter any order, judgment or decree approving a petition filed against any Obligor seeking any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or appointing any custodian, trustee, receiver, conservator or liquidator of all or any substantial part of its property; or

         (y) any uninsured final judgment shall be issued in excess of $25,000 in respect of Borrower or in excess of $500,000 in respect of Guarantor, and shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive; or

         (z) any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior approval of the Lender, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any Obligor which is a party thereto or any of their respective stockholders, partners or beneficiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or

         (aa) any Obligor or any Subsidiary thereof shall be indicted for a federal or state crime, a punishment for which could include the forfeiture of any of its assets; or

         (bb) any "Event of Default", as defined or otherwise set forth in any of the other Loan Documents, shall occur; or

         (cc) any failure by any Obligor to duly observe or perform any other term, covenant, condition or agreement under this Agreement and continuance of such failure for a period of thirty (30) days after notice thereof from the Lender.


12.2 SUSPENSION AND TERMINATION OF ADVANCES AND ACCELERATION. Upon the occurrence of any Default or Event of Default Lender shall have the right to suspend the making of any Advances hereunder. Further, if any one or more Events of Default shall occur, the Lender may by notice to the Borrower declare its obligations to make Advances hereunder to be terminated, whereupon the same shall terminate and the Lender shall be relieved of all obligations to make Advances to the Borrower, and/or declare all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Loan Documents to the contrary notwithstanding, without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that if any one or more of the Events of Default specified in Section 12.1 (u), Section 12.1 Section 12.1 (v), or Section 12.1
(w), above, shall occur with respect to any Obligor, the Lender's obligations to make Advances hereunder automatically shall so terminate and all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, automatically shall become and be immediately so due and payable, without any declaration or other act on the part of the Lender.

12.3 COMPLETION OF PROJECT, ETC. If any one or more of the Events of Default shall have occurred, and whether or not the Lender shall have terminated its obligations to make Advances and accelerated the maturity of the Loan pursuant to Section 12.2, the Lender, (i) if the construction of the Renovation Project has not been fully completed, may cause the Renovation Project to be completed and may enter upon the Site and construct and complete the Renovation Project in accordance with the Plans and Specifications, with such changes therein as the Lender may, from time to time, and in its sole discretion, deem appropriate and
(ii) whether or not the construction of the Renovation Project has been completed, may enter upon the Site for the purposes of operating the Improvements in such manner as Lender deems appropriate. In connection with any construction of the Renovation Project undertaken by the Lender pursuant to the provisions of this section or other action taken by Lender in connection with the operation of the Collateral, the Lender may:

         (a) use any funds of the Borrower, including any balance which may be held by the Lender as security or in escrow, and any funds remaining unadvanced under the Loan;

         (b) employ existing contractors, subcontractors, agents, architects, engineers, managers, leasing agents and brokers and the like, or terminate the same and employ others;

         (c)  employ security watchmen to protect the Site and Improvements;

         (d) make such additions, changes and corrections in the Plans and Specifications as shall, in the reasonable judgment of the Lender, be necessary or desirable;

         (e) take over and use any and all Personal Property contracted for or purchased by the Borrower, if appropriate, or dispose of the same as the Lender sees fit;

         (f) execute all applications and certificates on behalf of the Borrower which may be required by any Governmental Authority or Requirements or contract documents or agreements;

         (g) pay, settle or compromise all existing or future bills and claims which are or may be liens against the Site or Improvements, or may be necessary for the completion or operation of the Site and Improvements or the clearance of title to the same;

         (h) complete the marketing and leasing of leasable space in the Improvements, enter into new Leases, and modify or amend or perform obligations under existing or new Leases, all as the Lender shall deem to be necessary or desirable;

         (i) prosecute and defend all actions and proceedings in connection with the construction or operation of the Site and Improvements or in any other way affecting the Site or the Improvements and take such action and require such performance as the Lender deems necessary under any Payment and Performance Bonds;

         (j) take such steps as Lender may elect to identify and remediate any non-compliance of the Site and Improvements with Requirements applicable to it, including, Environmental Laws; and

         (k) take such action hereunder, or refrain from acting hereunder, as the Lender may, in its sole and absolute discretion, from time to time determine, and without any limitation whatsoever, to carry out the intent of this section.

The Borrower shall be liable to the Lender for all costs paid or incurred for the construction, equipping, completion and operation of the Site and Improvements, whether the same shall be paid or incurred pursuant to the provisions of this section or otherwise, and all payments made or liabilities incurred by the Lender hereunder of any kind whatsoever shall be deemed Advances made to the Borrower under this Agreement and shall be evidenced by the Note and secured by the Security Deed and the other Security Documents. To the extent that any costs so paid or incurred by the Lender, together with all other Advances made by the Lender hereunder, exceed the Loan Amount, the amount of such excess costs shall be added to the Loan Amount, and the Borrower's obligation to repay the same, together with interest thereon at the Default Rate, shall be deemed to be evidenced by this Agreement and secured by the Security Deed and the other Security Documents. In the event the Lender takes possession of the Site and Improvements and assumes control of such construction or operation as aforesaid, it shall not be obligated to continue such construction or operation longer than it shall see fit and may thereafter, at any time, change any course of action undertaken by it or abandon such construction or operation and decline to make further payments for the account of the Borrower whether or not the Improvements shall have been completed or require continued operation. For the purpose of this Section, the construction, equipping, completion and operation of the Site and Improvements shall be deemed to include any action necessary to cure any Event of Default by the Borrower under any of the terms and provisions of any of the Loan Documents.

12.4 OTHER REMEDIES. If any one or more of the Events of Default shall have occurred, and whether or not the Lender shall have terminated its obligations to make Advances or accelerated the maturity of the Loan pursuant to Section 12.2, the Lender may proceed to protect and enforce its rights and remedies under this Agreement, the Note or any of the other Loan Documents, including, by foreclosure, exercise of set-off or pledge rights and/or by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if any amount owed to the Lender shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender, including actions to enforce the Guaranty. No remedy conferred upon the Lender or the holder of the Note in this Agreement or in any of the other Loan Documents is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

12.5 DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Lender receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

         (a) First, to the payment of, or (as the case may be) the reimbursement of the Lender for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in connection with the collection of such monies by the Lender, for the exercise, protection or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Lender against any taxes or liens which by law shall have, or may have, priority over the rights of the Lender to such monies;

         (b) Second, to all other Obligations in such order or preference as the Lender may determine; provided, however, that the Lender may in its discretion make proper allowance to take into account any Obligations not then due and payable;

         (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lender of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

         (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

12.6 POWER OF ATTORNEY. For the purposes of carrying out the provisions and exercising the rights, remedies, powers and privileges granted by or referred to in this Article, the Borrower hereby irrevocably constitutes and appoints the Lender its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Article, in the name and on behalf of the Borrower. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

12.7 WAIVERS. The Borrower hereby waives to the extent not prohibited by applicable law (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof or of any of the other Loan Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on the Lender's part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this Agreement or any of the other Loan Documents, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to its liability under this Agreement or under any of the other Loan Documents.

13.      INSURED LOSS CASUALTY AND TAKING.

         In the event of any damage or destruction to the Collateral or any part thereof by reason of fire or other hazard or casualty (collectively, a "Casualty"), Borrower shall give prompt written notice thereof to Lender and proceed with reasonable diligence, in full compliance with all Requirements and the other requirements of the Loan Documents, to repair, restore, rebuild or replace the affected property (collectively, the "Repair Work").

         All insurance claims shall be adjusted by Borrower, at Borrower's sole cost and expense, but subject to Lender's prior written approval; provided that if any Default exists or any Event of Default has occurred under any of the Loan Documents Lender shall have the right to adjust and compromise such claims without the approval of Borrower.

         All proceeds of insurance shall be paid to Lender and, at Lender's option, be applied to the Obligations or released, in whole or in part, to pay for the actual cost of repair, restoration, rebuilding or replacement (collectively, "Cost To Repair"). If the Cost To Repair does not exceed $250,000.00 and no Default exists or Event of Default has occurred, Lender shall release so much of the insurance proceeds as may be required for Borrower to pay for the actual Cost to Repair in a commercially reasonable manner. If the Cost to Repair is $250,000 or more, Lender shall release so much of the insurance proceeds as may be required to pay for the actual Cost To Repair if:

              (i) in Lender's good faith judgment such proceeds together with any additional funds as may be deposited with and pledged to Lender are sufficient to pay for the Cost To Repair;

              (ii) in Lender's good faith judgment the Repair Work is likely to be completed prior to the Project Completion Date if Project Completion has not occurred or otherwise prior to the Maturity Date; and

              (iii) no Event of Default has occurred under the Loan Documents.

         If Lender elects or is required to release insurance proceeds and the Cost to Repair is $250,000 or more, Lender may impose reasonable conditions on such release which shall include, but not be limited to, the following:

              (i) Prior written approval by Lender, which approval shall not be unreasonably withheld or delayed of plans, specifications, cost estimates, contracts and bonds for the restoration or repair of the loss or damage;

              (ii) Waivers of lien, architect's certificates, contractor's sworn statements and other evidence of costs, payments and completion as Lender may reasonably require;

              (iii) If the Cost To Repair does not exceed $250,000.00, the funds to pay therefor shall be released to Borrower. Otherwise, funds shall be released upon final completion of the Repair Work, unless Borrower requests earlier funding, in which event partial monthly disbursements equal to 90% of the value of the work completed or, if the applicable contract is on a cost plus basis, then 90% of the costs of the work completed if such cost is less than the value thereof shall be made prior to final completion of the repair, restoration or replacement and the balance of the disbursements shall be made upon full completion and the receipt by Lender of satisfactory evidence of payment and release of all liens;

              (iv) Determination by Lender that the undisbursed balance of such proceeds on deposit with Lender, together with additional funds deposited for the purpose, shall be at least sufficient to pay for the remaining Cost To Repair, free and clear of all liens and claims for lien;

              (v) All work to comply with the standards, quality of construction and Requirements applicable to the construction of the Improvements; and

              (vi) the absence of any Event of Default under any Loan Documents.

         If there is any Taking of any Collateral, the awards on account thereof shall be paid to Lender and shall be applied to the Obligations, or at Lender's discretion released to Borrower. If, in the case of a partial taking or a temporary taking, in the sole judgment of Lender the effect of such taking is such that there has not been a material and adverse impairment of the viability of the Site and Improvements or the value of the Collateral, so long as no Default exists or Event of Default has occurred Lender shall release awards on account of such taking to Borrower if such awards are sufficient (or amounts sufficient are otherwise made available) to repair or restore the Site and Improvements to a condition reasonably satisfactory to Lender

14. SETOFF. Borrower hereby grants to lender a direct and continuing lien, right of set off and security interest, as security for the Project Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and other property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity related to or affiliated with Lender or in transit to any of them. Regardless of the adequacy of any other collateral, during the continuance of any Event of Default, any such deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of the Lender where such deposits are held) credits, collateral and property may be applied to or set off, without notice or compliance with any other condition precedent (all of which is hereby waived) against the payment of the Project Obligations and any and all other Obligations in such manner and order as Lender in its sole discretion may determine.

15. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income), including any recording, mortgage or intangibles taxes in connection with the Security Deed, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Lender after the Closing Date (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) all title insurance premiums, and the reasonable fees, expenses and disbursements of the Lender's counsel or any local counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Loan and the Loan Documents and other instruments mentioned herein, the making of each Advance hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Lender incurred in connection with the preparation, administration, interpretation or syndication of the Loan and the Loan Documents and other instruments mentioned herein, and the making of each Advance hereunder (including all fees paid to the Construction Inspector, Appraisal fees, and surveyor fees) (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Lender) and the fees and costs of consultants, accountants, auctioneers, receivers, brokers, property managers, appraisers, investment bankers or other experts retained by the Lender in connection with
(i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any Obligor or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower or any Party, and (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings. The covenants of this Section shall survive payment or satisfaction of payment of all amounts owing with respect to the Note.

16. INDEMNIFICATION. Other than due to Lender's or another Indemnitee's (hereinafter defined) own gross negligence or willful misconduct, Borrower agrees to indemnify and hold harmless the Lender and Lender's agents, employees, directors, and affiliates and the agents, employees and directors of such affiliates (collectively, the "Indemnitees") from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation,
(a) any brokerage, leasing, finders or similar fees, (b) any disbursement of the proceeds of any of the Advances, (c) any condition of the Site or Improvements whether related to the quality of construction or otherwise, (d) any actual or proposed use by the Borrower of the proceeds of any of the Advances, (e) any actual or alleged violation of any Requirements or Project Approvals, (f) any action taken by Lender to enforce its rights and remedies under the Loan Documents, including the rights and remedies set forth in Section 12 hereof, or
(g) the Borrower or any Party entering into or performing this Agreement or any of the other Loan Documents, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lender or any affected Indemnitee shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. The obligations of the Borrower under this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such claim, action or suit exists. If, and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

17. LIABILITY OF THE LENDER. The liability of the Lender to the Borrower for any breach of the terms of this Agreement by the Lender shall not exceed a sum equal to the amount which the Lender shall be determined to have failed to advance in consequence of a breach by the Lender of its obligations under this Agreement, together with interest thereon at the rate payable by the Borrower under the terms of the Note for Advances which the Borrower is to receive hereunder, computed from the date when the Advance should have been made by the Lender to the date when the Advance is, in fact, made by the Lender, and, upon the making of any such payment by the Lender to the Borrower, the same shall be treated as an Advance under this Agreement, in the same fashion as any other Advance under the terms of this Agreement. In no event shall the Lender be liable to the Borrower, or anyone claiming by, under or through the Borrower, for any special, exemplary, punitive or consequential damages, whatever the nature of the breach of the terms of this Agreement by the Lender, such damages and claims therefor being expressly WAIVED by the Borrower.

         Notwithstanding the foregoing, Borrower agrees that no action shall be commenced by Borrower for any claim of any kind against the Lender under or in connection with this Agreement unless written notice specifically setting forth the claim of Borrower shall have been given to the Lender within thirty (30) days after the occurrence of the event which Borrower alleges gives rise to such claims, and failure to give such notice shall constitute a WAIVER of any such claim.

18. RIGHTS OF THIRD PARTIES. All conditions to the performance of the obligations of the Lender under this Agreement, including the obligation to make Advances, are imposed solely and exclusively for the benefit of the Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make Advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it desirable to do so. In particular, the Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction by the Borrower of the Improvements or the absence therefrom of defects.

19. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Note, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any Party pursuant hereto and thereto shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lender of the Advances, as herein contemplated, and shall continue in full force and effect either (i) so long as any amount due under this Agreement or the Note or any of the other Loan Documents remains outstanding or the Lender has any obligation to make any Advances or (ii) for such longer period as may be provided for herein or in any other Loan Document. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of any Obligor or any Subsidiary thereof pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person.

20.      ASSIGNMENT AND PARTICIPATION.

20.1 CONDITIONS TO ASSIGNMENT BY LENDER. Except as provided herein, the Lender may assign to one or more banks or other entities (the "Banks") all or a portion of its interests, rights and obligations under this Agreement and with respect to the Loan; provided, however, that Lender agrees (i) so long as no Default has occurred or an Event of Default exists, not to assign the whole of such rights, interests and obligations during the Renovation Project, except in the event of a consolidation, merger or acquisition of Lender or a sale of substantially all of the commercial loan assets of Lender and (ii) if the assignment is for a portion but not the whole of such interests, rights and obligations, Lender shall act as the administrative agent for the Loan, subject to the right of Lender to cease acting as such agent if another "qualified institution" who has become an assignee agrees to act as such agent. For purposes hereof, a "qualified institution" shall mean a commercial bank or other financial institution having total assets of at least one billion dollars. From and after the effective date of any such assignment, (i) the assignee thereunder shall be deemed to be a party hereto and, to the extent agreed to by the Lender, have the rights and obligations of a Lender hereunder, and (ii) the Lender shall, to the extent of its interest assigned as provided herein, be released from its obligations under this Agreement.

20.2 NEW NOTES, AGREEMENT. Upon any such assignment by the Lender, the Borrower, at its own expense, shall execute and deliver to the Lender (a) in exchange for the Note, a new Note (or Notes) to the order of each such assignee in an amount equal to the amount assumed by such assignee and, if the Lender has retained some portion of its obligations hereunder, a new Note to the order of the Lender in an amount equal to the amount retained by it hereunder and (b) an amendment to this Agreement and any other Loan Documents, as may be reasonably requested by the Lender, to evidence the assignment, provide for the rights and interest of the assignee, and establish the rights, responsibilities and obligations of the Lender as agent for itself and any such assignee. Such new Note (or Notes) shall be provided as replacements for the surrendered Note (or Notes), shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note (or Notes), shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Note (or Notes). Within five (5) days of issuance of any new Notes pursuant to this Section 20.2, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Note (or Notes) shall be cancelled and returned to the Borrower.

20.3 PARTICIPATIONS. The Lender (and any Bank) may sell participations to one or more banks or other entities in all or a portion of the Lender's (or Bank's) rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale of participations shall not affect the rights and duties of the Lender (or Bank) hereunder to the Borrower (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the right to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on the Loan, extend the term or increase the amount of the Loan or extend any regularly scheduled payment date for principal or interest and (c) Borrower and Guarantor shall be entitled to continue to deal exclusively with the named Lender herein whose decisions shall be binding upon the other participants.

20.4 PLEDGE BY THE LENDER. The Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of the Note) to any of the twelve Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the Lender from its obligations hereunder or under any of the other Loan Documents.

20.5     NO ASSIGNMENT BY THE BORROWER. Other than as expressly permitted in
Section 11.7 hereof, the Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior approval of the Lender.

21. RELATIONSHIP. The relationship between the Lender and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other

Loan Documents shall in any manner be construed as making the parties hereto partners, joint ventures or any other relationship other than lender and borrower.

22. NOTICES. Except as otherwise provided herein or in any other Loan Document, each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

              If to the Lender:

              Anglo Irish Bank Corporation PLC
              Stephen Court
              18/21 Stephens Green
              Dublin 2, Ireland
              Attn: Tom Browne, Director of Banking

              with a copy of:

              Anglo Irish Bank Corporation, PLC
              84 State Street, 4th Floor
              Boston, MA 02109
              Attn: David Drumm, Executive Vice President

              with a copy to:

              Michael J. Haroz, Esq.
              Goulston & Storrs, P.C.
              400 Atlantic Avenue
              Boston, MA 02110

              If to the Borrower:

              830 Winter Street LLC
              c/o PRAECIS PHARMACEUTICALS INCORPORATED
              One Hampshire Street
              Cambridge, MA 02139
              Attn: Ted English
              with a copy to:

              Kevin Slayne, Esq.
              Goodwin, Proctor & Hoar
              Exchange Place
              Boston, MA 02109-2881

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days' prior Notice thereof, the Borrower or the Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address which, in the case of Borrower, as within the United States of America.

23. GOVERNING LAW. This Agreement and each of the other Loan Documents, except as otherwise specifically provided therein, are contracts under The laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law).

24. CONSENT TO JURISDICTION; WAIVERS. THE BORROWER AND EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS. THE BORROWER AND EACH PARTY AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH IN SECTION 22 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE BORROWER, AND AGAINST ANY PROPERTY OF THE BORROWER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER, EACH PARTY, AND THE LENDER HEREUNDER OR THE SUBMISSION HEREIN BY THE BORROWER AND EACH PARTY TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

25. PREFERENCES. Lender shall have no obligation to marshal any assets in favor of Borrower or any other Obligor or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note, the Security Deed or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of such obligations. To the extent Borrower makes a payment or payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, received, the obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

26. RULES OF INTERPRETATION. The following rules of interpretation shall govern:

         (a) A reference to any Loan Document, agreement, budget, document or schedule shall include such agreement, budget, document or schedule as revised, amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

         (b) A reference to any Exhibit hereto shall be deemed to specifically incorporate the terms and provisions of such Exhibit herein.

         (c) The singular includes the plural and the plural includes the singular.

         (d) A reference to any law includes any amendment or modification to such law.

         (e) A reference to any Person includes its permitted successors and permitted assigns.

         (f) Accounting terms not otherwise defined herein have the meaning assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

         (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

         (h) Reference to a particular "section" refers to that section of this Agreement unless otherwise indicated.

         (i) Use of the word "including" shall mean "including, without limitation" unless the context otherwise requires.

27. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

28. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

29. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in .

30. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lender may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No Advance made by the lender hereunder during the continuance of any Default or Event of Default shall constitute a waiver thereof. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

31. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

32. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

33. RELEASE OF MORTGAGED PROPERTY.. Lender acknowledges that the Mortgaged Property is subject to that certain Mutual Covenants by and between Polaroid Corporation ("Polaroid") and Best Buyer Property Fund, L.P., dated as of March 25, 1999 filed with the Middlesex South Registry District of the Land Court as Instrument No. 1101667 (the "MUTUAL COVENANTS"). Under certain circumstances the owner of the Mortgaged Property is obligated to convey a portion of the Mortgaged Property to Polaroid in return for the conveyance by Polaroid to the owner of the Mortgaged Property of another piece of real property as described in the Mutual Covenants (the "RECONFIGURATION"). Lender acknowledges that Lender has reviewed the Mutual Covenants and agrees that if Borrower, as owner of the Mortgaged Property, is obligated pursuant to the Mutual Covenants to convey a portion of the Mortgaged Property to Polaroid, Lender will release from the lien of its mortgage the applicable portion of the Mortgaged Property pursuant to the Reconfiguration and Borrower agrees to amend the description of the Mortgaged Property to include the new parcel of land received from Polaroid in the lien of the Lender's mortgage (provided, in each case, the Reconfiguration does not cause Borrower to be in non-compliance with any zoning or other laws).

         In Witness Whereof, this Agreement has been duly executed and delivered as a sealed instrument as of the date set forth above.


Witness:                          830 WINTER STREET LLC,
                                  a Delaware limited liability company

                                  By:     PRAECIS PHARMACEUTICALS
                                          INCORPORATED,
                                          a Delaware corporation, its
                                          sole member

/s/ Mary E. DeLena                By: /s/ Kevin F. McLaughlin
---------------------------           -----------------------------
                                  Name:  Kevin F. McLaughlin
                                  Title: Sr. V.P. & C.F.O.
                                  Hereunto duly authorized


                                  ANGLO IRISH BANK CORPORATION PLC

/s/ Michael J. Haroz              By: /s/ Paul Doyle
---------------------------           -----------------------------
                                  Name:  Paul Doyle
                                  Title: Vice President
                                  Hereunto duly authorized

                                   SCHEDULE 1

                                  DEFINITIONS

         ADVANCE OR LOAN ADVANCE. Any disbursement of the proceeds of the Loan made or to be made by the Lender pursuant to the terms of this Agreement.

         AFFILIATE OR AFFILIATE. With reference to any Person, (i) any director, officer or employee of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that person and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

         AGREEMENT. This Loan Agreement, including the Schedules and Exhibits hereto.

         APPRAISAL. An MAI appraisal of the market value of the Project conforming to FIRREA standards, performed by a qualified independent appraiser approved by the Lender and prepared in a form satisfactory to Lender.

         APPRAISED VALUE. The market value of the Site and Improvements determined by the most recent Appraisal obtained pursuant hereto, as such may be reviewed and adjusted by the Lender.

         APPROVED SUBLEASE. As defined in Section 9.23.

         ARCHITECT. As defined in the Recitals to this Agreement.

         ARCHITECT'S CONTRACT. As defined in the Recitals to this Agreement, as the same may hereafter be amended with the prior written consent of Lender.

         ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENT. The Assignment of Interest Rate Protection Agreement dated or to be dated on or prior to the Closing Date, made by Borrower in favor of Lender, as the same may hereafter be amended with the prior written consent of Lender.

         ASSIGNMENT OF LEASES. The Assignment of Leases and Rents dated or to be dated on or prior to the Closing Date, made by Borrower in favor of Lender, as the same may hereafter be amended with the prior written consent of Lender.

         ASSIGNMENT OF PROJECT DOCUMENTS. The Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits, dated or to be dated on or prior to the Closing Date, made by the Borrower in favor of Lender, as the same may hereafter be amended with the prior written consent of Lender.

         BALANCE SHEET DATE. December 31, 1999.

         BORROWER'S REQUIRED EQUITY OR BORROWER'S REQUIRED EQUITY FUNDS. The amount of $17,500,000 to be applied first to the costs of the Acquisition and $4,500,000 to be applied first to Project Costs, together with any other amounts as the Lender shall determine due and owing from time to time pursuant to Section 2.5 or Section 10.10 hereof

         BUSINESS DAY. Any day on which the Lender is open for the transaction of banking business in Boston, Massachusetts.

         CLOSING DATE. The first date on which the conditions set forth in
Section 7 have been satisfied for the initial Advance.

         CODE. The Internal Revenue Code of 1986 and the regulations thereunder, all as amended and in effect from time to time.

         COLLATERAL. All of the property, rights and interests of the Borrower that are or are intended to be subject to the security interests, assignments, and mortgage liens created by the Security Documents, including, without limitation, the Site and Improvements.

         CONSTRUCTION CONTRACT. As defined in the Recitals to this Agreement, as the same may hereafter be amended with the prior written consent of Lender.

         CONSTRUCTION INSPECTOR. R.C. May & Associates, Inc. or, at the Lender's option, either an officer or employee of the Lender or such additional or replacement consulting architects, engineers or inspectors appointed by the Lender from time to time.

         CONTRACTOR. As defined in the Recitals to this Agreement.

         DEBT SERVICE CHARGES. For the applicable period of determination and without duplication, the sum of (i) all regularly scheduled payments, charges, fees and expenses payable by the Borrower with respect to the Project Obligations, including regularly scheduled interest and principal installment payments, and fees and charges payable hereunder and under the other Loan Documents, (ii) all regularly scheduled payments, charges, fees and expenses payable by the Borrower with respect to all other Indebtedness of the Borrower, and (iii) the cost and expense payable by the Borrower with respect to all credit enhancements, if any, relating to the Loan.

         DEBT SERVICE COVERAGE RATIO as defined in Section 11.10 of this Agreement.

         DEFAULT. A condition or event which would, with either the giving of notice or lapse of time or both, constitute an Event of Default.

         DEFAULT RATE. See the Note.

         DIRECT COSTS. All labor, materials, fixtures, machinery, equipment and any other so-called "hard costs" required to construct, equip and complete the Renovation Project in accordance with the Plans and Specifications.

         DISTRIBUTION. The (i) declaration or payment of any dividend, (ii) distribution of cash or other property, (iii) purchase, redemption, or other retirement (directly or indirectly), (iv) repayment of any loan to any party directly or indirectly holding an interest in Borrower, or (iv) other distribution, in each case, of, on or in respect of any shares of any class of capital stock, partnership interests, or other beneficial or ownership interests of the Borrower.

         DRAWDOWN DATE. The date on which any Advance is made or is to be made.

         DRAW REQUEST. With respect to each Advance, the request of the Borrower for such Advance in form acceptable to Lender and all other documents required by this Agreement to be furnished to the Lender as a condition to such Advance.

         ENVIRONMENTAL LAWS. As defined in the Indemnity Agreement.

         ENVIRONMENTAL REPORT. The environmental site assessment report from Environ Corporation dated January, 2000 with respect to the Site or such other environmental site assessment report required hereunder by Lender for the Site or the Improvements.

         ERISA PLAN. Any employee benefit, employee pension, or multiemployer plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         EVENT OF DEFAULT. See Section 12.1.

         EXPENSES. For the applicable period of determination, and without duplication, all ordinary and necessary costs and expenses actually paid in cash by the Borrower in connection with the ownership and operation of the Site and Improvements, including ordinary and necessary maintenance and repair expenses, real estate taxes, insurance premiums, payments to utility companies, and management fees, together with a commercial reasonable reserve amounts.

         Notwithstanding the foregoing, the following shall not be included in
Expenses: (i) Debt Service Charges; (ii) any costs or expenses paid from reserve accounts; (iii) non-cash expenses such as depreciation; (iv) the cost of any item required to be capitalized under GAAP; (v) any income, franchise, corporate excise or similar taxes; (vi) any expenses for which the Borrower receives reimbursement from sources not included in Gross Receipts, such as proceeds of insurance and condemnation awards; and (vii) ordinary and necessary expenses for tenant improvements and leasing commissions under Leases approved by Lender.

         FINANCING STATEMENTS. Uniform Commercial Code Form 1 Financing Statement(s) from the Borrower in favor of the Lender.

         FORCE MAJEURE. Shall mean any delay due to strikes, lockouts or other labor or industrial disturbance, civil disturbance, future order of or delay caused by any government, court or regulatory body claiming jurisdiction including, without limitation delays in processing or release of necessary permits, act of the public enemy, war, riot, sabotage, blockade, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority or similar regulation or order of any government or regulatory body, lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion other Acts of God, or other delays reasonably beyond the control of Borrower. Force Majeure shall be deemed to exist only so long as Borrower specifically notifies Lender in writing of such delay within a reasonable period of time following Borrower's knowledge of the event or condition, but in no event later than thirty (30) days after obtaining such knowledge. Notwithstanding the foregoing, Force Majeure shall not be deemed to exist for any condition (i) that is caused by the financial inability of Borrower or (ii) that is continues for a period of six (6) months or more.

         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         GOVERNMENT AUTHORITY. The United States of America, the State in which the Land is located, the city or town in which the Land is located, and any political subdivision agency, authority, department, commission, board, bureau, or instrumentality of any of them.

         GROSS RECEIPTS. For the applicable period of determination and without duplication, all income, revenues, proceeds, and cash receipts received by or on behalf of the Borrower arising out of or relating to the ownership, rental, use or operation of the Site and Improvements or any part thereof, including the following: the gross rental income received from the rental of any part of the Site and Improvements; interest received from any reserve or escrow accounts relating to the Improvements; reimbursements received from tenants at the Site and Improvements and real estate tax abatements. Security deposits received by Borrower from tenants at the Site and Improvements shall be included in Gross Receipts as and when applied by Borrower in connection with a breach or default by said tenant. In any event, proceeds of any insurance proceeds and eminent domain awards and any other extraordinary receipt of funds under circumstances that would be deemed a capital transaction under GAAP shall not be included in Gross Receipts.

         GUARANTOR. PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware Corporation having a usual place of business at One Hampshire Street, Cambridge, Massachusetts 02139.

         GUARANTY. Together, the Guaranty of Costs and Completion and the Guaranty of Non-Recourse Exceptions, dated or to be dated on or prior to the Closing Date, made by the Guarantor in favor of the Lender, as the same may hereafter be amended with the prior written consent of Lender.

         HAZARDOUS SUBSTANCES. As defined in the Indemnity Agreement.

         INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all liabilities under capitalized leases; and (d) all guaranties, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including the obligations to reimburse the issuer in respect of any letters of credit.

         INDEMNITY AGREEMENT. The Environmental Compliance and Indemnification Agreement dated or to be dated on or prior to the Closing Date, made, jointly and severally, by the Borrower and the Guarantor in favor of the Lender, as the same may hereafter be amended with the prior written consent of Lender.

         INDIRECT COSTS. All , all expenses as shown on the Project Budget which are expenditures relating to the Renovation Project and are not Direct Costs.

         INTENDED USES. The purposes for which the Project may be used are limited to the permitted uses under the Key Lease.

         INTEREST RATE PROTECTION AGREEMENT. As defined in Section 7.5 of this Agreement.

         INVESTMENT. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect to any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person.

         KEY LEASE. As defined in the Recitals and as the same may hereafter be amended with the prior written consent of Lender.

         KEY TENANT(S). As defined in the Recitals.

         LAND. Refers to the Site.

         LEASES. Any and all leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in the Improvements or on the Site by Persons other than the Borrower, including the Key Lease, all as the same may hereafter be amended with the prior written consent of Lender.

         LOAN. The loan or any portion thereof which is the subject of this Agreement.

         LOAN AMOUNT. $33,000,000.

         LOAN DOCUMENTS. This Agreement, the Note, the Indemnity Agreement, the Guaranty, and the Security Documents, and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loan, all as the same may hereafter be amended with the prior written consent of Lender.

         MATURITY DATE. As defined in Section 4 of this Agreement.

         MECHANIC'S LIEN LAW. Chapter 254 of the General Laws of Massachusetts.

         NET OPERATING INCOME means the amount by which the Gross Receipts of Borrower exceed the Expenses of Borrower.

         NON-MATERIAL CHANGE ORDERS. Change orders in the Construction Contract not exceeding $25,000.00 singularly and $250,000.00 when aggregated with all prior change orders approved by Lender hereunder or permitted without the requirement of Lender approval.

         NOTE. The Promissory Note in the principal face amount of the Loan Amount dated as of the date hereof, made by the Borrower to the order of the Lender, together with any extension, renewal, replacement, substitution, or modification thereof. If more than one promissory note shall be issued by Borrower pursuant to the provisions of Section 2.02 hereof, the term "Note" shall refer collectively to all such promissory notes.

         OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower to the Lender, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, including, without limitation, the Project Obligations.

         OBLIGOR(S). The Borrower and the Guarantor.

         ORGANIZATIONAL DOCUMENTS. For any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other legal entity, the documents pursuant to which such entity has been established or organized, as such documents may hereafter be amended with the prior written consent of Lender.

         OUTSTANDING. With respect to the Advances or the Loan, the aggregate unpaid principal thereof as of any date of determination.

         PARTY(IES). Each Obligor.

         PAYMENT AND PERFORMANCE BONDS. Separate, dual-obligee payment and performance bonds (and, if available, lien bonds to be recorded in the appropriate public records) relating to the Contractor and/or such major subcontractors, as the Lender may require from time to time, issued by a surety company or companies licensed to do business in the State where the Site is located.

         PAYMENT PERIOD DATE. See Section 8.6.

         PERMITTED LIENS. Liens, security interests and other encumbrances, permitted by Section 11.5.

         PERMITTED TRANSFER. The term "Permitted Transfer" shall mean (1) with respect to Borrower or Guarantor the purchase or acquisition by merger or consolidation of all or substantially all of the stock or membership interest or assets of Borrower or Guarantor, provided that the successor entity surviving such transaction: (a) has a tangible net worth equal to or greater than, as applicable, the tangible net worth of

Borrower and Guarantor as of the date hereof; and (b) expressly assumes and confirms in writing all of the obligations (including, without limitation, all covenants, representations and warranties set forth in the Loan Documents) and liabilities of, as applicable, Borrower or Guarantor under and with respect to the Loan pursuant to such written documentation, in form and substance reasonably acceptable to Lender and that does not increase the liabilities or obligations of Borrower or Guarantor, together with such policy of insurance, certificates and opinions of counsel as Lender may require, (2) with respect to Guarantor, the purchase or acquisition of a stock or membership interest in, or the assets of, another entity, and (3) with respect to Guarantor, the transfer of publicly traded stock in Guarantor on any recognized stock exchange.

         PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         PERSONAL PROPERTY. All materials, furnishings, fixtures, furniture, machinery, equipment and all items of tangible or intangible personal property now or hereafter owned or acquired by the Borrower, in which the Lender has been, or will be granted an interest to secure the Project Obligations.

         PLANS AND SPECIFICATIONS. Initially the schematic drawings for the Renovation Project prepared by the Architect and more particularly identified on Exhibit "PLANS" attached hereto, as the same may hereafter be developed, modified or supplemented with the prior written consent of Lender in each case; provided however, Lender's prior written consent shall not be required for modifications or supplements related to Non-Material Change Orders.

         PROJECT APPROVALS. All approvals, consents, waivers, orders, agreements, acknowledgments, authorizations, permits and licenses required under applicable Requirements or under the terms of any restriction, covenant or easement affecting the Site and Improvements, or otherwise necessary or desirable, for the ownership, acquisition, construction, equipping, use, occupancy and operation of the Site and Improvements (including the and Renovation Project), whether obtained from a Governmental Authority or any other Person.

         PROJECT BUDGET. The budget for total estimated Project Costs, submitted by the Borrower, approved by the Lender and the Construction Inspector, and to be attached hereto as Exhibit "Budget" upon submittal under Section 2.1 of this Agreement, which includes: (a) a line item cost breakdown for Direct Costs (b) a line item cost breakdown for Indirect Costs; and (c) a schedule of the sources of funds to pay Project Costs, indicating by item the portion of Project Costs to be funded through the Loan and Borrower's Required Equity, as said Budget may hereafter be amended with the prior written consent of Lender.

         PROJECT COMPLETION. With respect to the construction of the Renovation Project, the determination by the Lender that (i) the Borrower has completed the construction of the Renovation Project in accordance with the Plans and Specifications and the terms and conditions hereof and with no outstanding liens or lien rights, (ii) the Borrower has satisfied all of the conditions of this Agreement hereof, for the release of the Retainage and (iii) the Improvements, as affected by the Renovation Project, have a full and unconditional Certificate of Occupancy permitting Key Tenant's intended use under the Key Lease.

         PROJECT COMPLETION DATE. One (1) year from the date hereof.

         PROJECT COSTS. The sum of all Direct Costs and Indirect Costs that will be incurred by the Borrower in connection with the construction, equipping and completion of the Renovation Project.

         PROJECT OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower to the Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Advances or the Note.

         QUALIFIED INSTITUTION. See Section 20.1.

         REGISTRY. Middlesex South County Registry of Deeds and, if applicable, Middlesex South District of the Land Court.

         RENOVATION PROJECT As defined in the Recitals to this Agreement.

         REQUIREMENTS. Any law, ordinance, code, order, rule or regulation of any Governmental Authority relating in any way to the acquisition, ownership, construction, use, occupancy and operation of the Site and Improvements.

         RETAINAGE. See Section 2.3.

         SECURITY DEED. The Construction Mortgage and Security Agreement, dated or to be dated on or prior to the Closing Date, made by the Borrower in favor of the Lender, as the same may hereafter be amended with the prior written consent of Lender.

         SECURITY DOCUMENTS. The Security Deed, the Assignment of Project Documents the Assignment of Leases, the Assignment of Interest Rate Protection Agreement, the Financing Statements and the Guaranty, and any other agreement, document or instrument now or hereafter securing the Project Obligations, all as the same may hereafter be amended with the prior written consent of Lender.

         SINGLE PURPOSE ENTITY means a limited liability company which, at all times since its formation and thereafter, (a) was organized solely for the purpose of owning the Site and Improvements, (b) has not and will not engage in any business unrelated to the ownership of the Site and Improvements, (c) has not and will not have any assets other than those related to the Site and Improvements, (d) except as otherwise expressly permitted by the Loan Documents has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of membership interests, or amendment of its certificate of formation or operating agreement,
(e) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity, (f) [intentionally deleted] (g) has not done and will not do any of the following: (I) file a bankruptcy, insolvency or reorganization petition or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (II) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or any similar official for such entity or all or any portion of such entity's properties; (III) make any assignment for the benefit of such entity's creditors' or (IV) take any action that might cause such entity to become insolvent, (h) has maintained and will maintain its accounts, books and records separate from any other person or entity, (i) has not and will not commingle its funds or assets with those of any other entity, (j) has held and will hold its assets in its own name,

(k) has conducted and will conduct its business in its name (l) has paid and will pay its liabilities, including salaries of any employees, out of its own funds and assets, (m) has observed and will observe all limited liability company formalities, (n) [intentionally deleted], (o) has no indebtedness other than as expressly permitted under the Loan Documents, (p) has not and will not assume or guarantee or become obligated for the debts of any other entity or person, or hold out its credit as being available to satisfy the obligations of any other entity or person, (q) will not acquire obligations or securities of its members, (r) [intentionally deleted] has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space, (s) has not and will not pledge its assets for the benefit of any other person or entity, (t) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (u) has not made and will not make loans to any person or entity, (v) has not and will not identify its members or any Affiliates of any of them as a division or part of it, (w) has not entered and will not enter into or be a party to, any transaction with its members or its Affiliates (including the managing member) except in the ordinary course of its business and on terms which are intrinsically fair and are not less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (x) has paid and will pay the salaries of its own employees from its own funds, (y) has maintained and will maintain adequate capital in light of its contemplated business operation and
(z) if such entity is a limited liability company, and such entity has one or more managing members, then such entity's organizational documents shall provide that such entity shall continue (and not dissolve) for so long as a solvent managing member exists.

         SITE PLAN. As defined in the Recitals of the Agreement.

         SUBSIDIARY. Any corporation, partnership, association, trust, or other business entity of which the designated parent shall at any time own directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority (by number of votes) of the outstanding voting interests therein.

         SURVEY. As defined in the Recitals to this Agreement.

         SURVEYOR CERTIFICATE. With respect to any Survey, a certificate executed by the surveyor who prepares such Survey dated as of a recent date and containing such information relating to the Site and Improvements as the Lender or the Title Insurance Company may require, such certificate to be substantially in the form of Exhibit "SVY" to this Agreement.

         TAKING. Any condemnation for public use of, or damage by reason of, the action of any Governmental Authority, or any transfer by private sale in lieu thereof, either temporarily or permanently.

         TITLE INSURANCE COMPANY. Fidelity National Title, with a usual place of business at 133 Federal Street, Boston, Massachusetts 02110.

         TITLE POLICY. An ALTA standard form mortgagee title insurance policy (containing no exceptions or exclusions for creditor rights) issued by the Title Insurance Company (with such reinsurance or co-insurance as the Lender may require, any such reinsurance to be with direct access endorsements) in an amount not less than the Loan Amount insuring the first priority position of the Security Deed and that the Borrower holds marketable fee simple title to the Site and Improvements and all related easement rights, subject only to such exceptions as the Lender may approve, and containing such endorsements and affirmative insurance as the Lender in its discretion may require.

         TITLE POLICY EXCEPTIONS. As defined in Section 11.5.

                                   SCHEDULE 2

                         Partners, Beneficiaries, Etc.

         Borrower's sole member is PRAECIS PHARMACEUTICALS INCORPORATED

                                   SCHEDULE 3

         -    Building Permit for Tenant Fit-Out

         -    Certificate of Occupancy for Tenant Fit-Out

         -    Industrial Discharge Sewer Connection Permit

         -    Municipal Industrial Sewer Connection Permit from the City of
              Waltham

         -    Fuel Storage License for Emergency Generator Fuel Tank

                                   SCHEDULE 4

                           Project Approvals Obtained

         - Building Permit No. 194, issued by the City of Waltham Building Department on August 25, 1999;

         - Certificate of Occupancy for 3 story office building with parking, erected under Building Permit No. 194 (base building), dated June 15, 2000;

         - Advisory Opinion for 830 Winter Street project, signed by Jay Wickersham, Assistant Secretary of Massachusetts Executive Office of Environmental Affairs, MEPA Unit Director, on March 5, 1999;

         - Order of Conditions from the Waltham Conservation Commission, dated March 16, 1998, for shared stormwater management system constructed in connection with the construction of the New England Baptist Hospital Wellness Center at 840 Winter Street, Waltham, Massachusetts, including portions of system located on 830 Winter Street property;

         - Negative Determination of Applicability from the Waltham Conservation Commission, dated July 6, 1999;

         - Letter from Bryant J. Firmin, NPDES Permit Manager for the Massachusetts Department of Environmental Protection, dated July 2, 1999, confirming the absence of point source discharge with respect to stormwater management system;

         - Certificate of Registration of Fuel Storage, issued by Waltham City Clerk on January 25, 2000, for storage of gasoline and diesel fuel in vehicles in structured parking facility;

         - Permit from Waltham Board of Health for experimentation with and use of recombinant deoxyribonucleic acid, dated June 20, 2000.

                                  SCHEDULE 9.6

                                      None

                                 SCHEDULE 9.17

                                      None

                                 EXHIBIT "SVY"

                           SURVEYOR'S CERTIFICATE RE:

                        ------------------------------,
            830 Winter Street, Waltham, Massachusetts (the "Project")
                  owned by 830 Winter Street LLC (the "Owner")

To:             ANGLO IRISH BANK CORPORATION PLC        (the "Lender")

Re:             Survey Dated        , revised           (the "Survey")
                                  , entitled

                "------------------------------",
                 prepared by                    .

         The undersigned, a registered land surveyor, hereby certifies to the Lender as follows:

         1. The Survey was actually made on the ground and is correct according to the record description of the parcel(s); except as otherwise noted on the Survey, all improvements located on said parcel(s) lie wholly within the lot lines and are located as shown on the Survey; and that all bodies of water, wetlands, encroachments, building line restrictions, easements, drainage or flowage rights, rights-of-way or uses which affect said parcel(s) or which are encroachments by said parcel(s) upon adjoining property are fully shown on the Survey and, to the extent such matters are of record, the respective recording references are noted thereon; said parcel(s) lie within the zoning district(s) as shown on the Survey; the location of the existing improvements and all proposed improvements shown on the Survey meet all applicable setback, front, side and rear yard restrictions relating to development of the type proposed for this location; and said improvements comply (or, in the case of proposed improvements, if built as shown on the Survey, will comply) with applicable provisions of the zoning By-law and other relevant Ordinances of the City/Town of _________.

         2. Municipal water service, storm sewer, sanitary sewer facilities, and telephone, electric and gas service are available to serve the parcel(s) at the lot lines of the parcel(s) in the locations indicated on the Survey.

         3. Unless otherwise shown and detailed on the Survey, no easements or rights of ways over land of others are required for

                  i)       access to and egress from the parcel(s),

                  ii) any utilities which serve the parcel(s) and said improvements, such as water, electricity, gas and telephone, or

                  iii) storm sewer and sanitary sewer facilities serving the parcel(s) and said improvements.

                  If the Survey delineates off-site easements being required over the land of others to serve the parcel(s) and said improvements, duly recorded easements have been obtained from all land owners whose property is affected in the areas shown on the Survey.

         4. Without intending to limit any of the foregoing certifications, the undersigned made a specific examination with respect to the following items and reports as follows (indicate "none" or "as shown on the Survey", as appropriate):

                  4.1 Rights of way, old highways, or abandoned roads, lanes or driveways, drains, sewer, water, gas or oil pipe lines across said property;

                  4.2 Springs, streams, rivers, ponds, lakes, swamps or drainage ditches located, bordering on or running through said property;

                  4.3 Cemeteries or family burial grounds located on said property;

                  4.4 Telephone, telegraph or electric power poles, wires or lines overhanging or crossing or located on said property;

                  4.6 Encroachments or overhanging projections burdening said property or appurtenant to said property;

                  4.7      Physical evidence of boundary lines;

                  4.8      Proposed changes in street lines;

         5. Except as noted below, as of the date of the Survey, said parcel(s) does (do) not lie within any (i) flood plain or flood-prone area, or a flood plain area having special flood hazards identified as such under the Flood Disaster Protection Act of 1973, or (ii) any local flood, wetlands or aquifer district or (iii) any other special district such as, but not limited to, any historical, parking, or conservancy district or (iv) any area subject to a moratorium or rationing of water, or sewer or other utility services.

         6. The Survey has been made in accordance with the most recent edition of the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM for a Class A Urban Survey, as defined therein, and includes Items 1-4, 6-11 and 13 from Table A of such Requirements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  By ___________________________
                                     Its
(CORPORATE SEAL)                     Hereunto duly authorized

                                                     SURVEYOR

Dated:__________________

                                EXHIBIT "PLANS"

             ARCHITECT'S CERTIFICATION RE: PLANS AND SPECIFICATIONS

             This certificate is rendered with respect to:

             The proposed renovation of the building known as and by 830 Winter Street, Waltham, Massachusetts (the "Building") and related facilities (the "Renovations") to be constructed in accordance with the Plans and Specifications prepared by /____________/ and described on Schedule A attached hereto and made a part hereof (the "Plans and Specifications").

             We are furnishing this certificate to ANGLO IRISH BANK CORPORATION PLC (the "Lender") to induce the Lender to make a loan to finance the construction of the Renovations and it is intended that the Lender shall rely upon the contents and accuracy of this certificate.

             In completing this certificate, we have assumed that: (i) the Renovations will be completed in accordance with the Plans and Specifications;
(ii) the Renovations, once constructed, will be used as a combined office/laboratory building; and (iii) the Renovations, once completed pursuant to the Plans and Specifications, will be properly used and maintained.

             We hereby certify to the Lender, to the best of our knowledge, belief and professional judgment, as follows:

             1. The Plans and Specifications were drawn in accordance with the degree of skill and care ordinarily exercised by practicing architects performing similar services in similar conditions. The Plans and Specifications as well as, based upon our review of the same, the plans and specifications for the existing improvements, comply with all applicable federal, state and municipal laws, rules, regulations and ordinances, including, without limitation, zoning, building, handicapped access, fire, health and sanitary codes and ordinances and subdivision control and environmental laws, rules and regulations, including, without limitation, the Federal Clean Air Act, as amended, and the Federal Clean Water Act, as amended, and state laws or regulations consistent with the requirements of said Acts; and the Renovations, if constructed in accordance with the Plans and Specifications, will likewise comply with all applicable federal, state and municipal laws, rules and regulations and ordinances of every nature and description which we are aware relating to the construction and the intended use thereof.

         2. All permits, licenses, approvals and the like ("permits") required for the construction of the Renovations, including, without limitation, building permits, earth removal permits, curb-cut permits, water connection permits, sewer extension or connection permits and other permits relating to the use of utilities, and permits required under the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended, and by state law or regulations consistent with the requirements of said Acts, have been validly issued by the appropriate authorities, are now in full force and effect, and true copies of which are attached to this certificate, as follows:

         [INSERT NAMES OF PERMITS WHICH HAVE BEEN ISSUED, DATES OF ISSUANCE AND ISSUING AUTHORITIES]

         However, construction of the Renovations is not, as of this date, sufficiently complete to make it possible to have secured the following permits, which also are required for the Project:

         [IF APPLICABLE, INSERT NAMES OF PERMITS TO BE ISSUED AND ISSUING AUTHORITIES]

It is the express opinion of the undersigned that the foregoing permits will duly be issued in the ordinary course of construction of the Renovations and upon the completion thereof.

         3. The Plans and Specifications are identical to the plans and specifications for the Renovations which have been filed with all governmental agencies having jurisdiction incident to the issuance of the necessary governmental construction permits, and are the same as the plans and specifications listed in the construction contract(s) pursuant to which construction of the Renovations is to be undertaken and include any plans and specifications for work required of the owner under all leases pertaining to the Improvements.

Executed under seal this     day of         , 2000.

                                  [NAME OF ARCHITECTS]

                                  By:____________________________
                                     Its
                                     Hereunto duly authorized

Dated:

                                EXHIBIT `BUDGET"

                                 PROJECT BUDGET


                   [Not attached to final closing documents.
           To be finalized and approved by all parties post-closing.]

                                 EXHIBIT "BOR"

                             BORROWER'S CERTIFICATE

BORROWER:

PROJECT:  830 Winter Street, Waltham, Massachusetts

                                REQUISITION NO.

TO:  ANGLO IRISH BANK CORPORATION PLC                           (the "Lender")

     The undersigned hereby certifies to Lender that:

     A. No changes have been made in the Plans and Specifications, the Construction Contract and the Architect's Agreement which require the prior approval of Lender under the terms of the Acquisition and Construction Loan Agreement (the "Agreement"), any tenant under a lease at the Improvements (a "Key Tenant"), or of any governmental authority having jurisdiction over the Improvements;

     B. Construction of the Renovation Project has been performed to date in accordance with the Plans and Specifications (along with changes to such Plans previously approved by the Bank and the other parties referred to in Paragraph A, above).

     C. The balance to be advanced under the Loan shall be sufficient for the payment of all related Direct or Indirect Costs for the completion of construction of the Renovation Project in accordance with all of the terms and provisions of the Agreement.

     D. All monies requisitioned by the Borrower and disbursed by Lender under previously approved requisitions for the purpose of making payments to contractors, subcontractors, vendors and suppliers with respect to the Renovation Project have been paid to all such contractors, subcontractors, vendors and suppliers; all other funds requisitioned by Borrower and disbursed by Lender under previously approved requisitions have been expended for the purpose for which they were requisitioned.

     E. The representations and warranties made in the Agreement or any of the other Loan Documents are true and correct as of the date hereof with the same effect as if made on this date;

     F. The Borrower represents and warrants that it (i) is not in default of any of its obligations to Lender in connection with the Site and Improvements, including, without limitation, the Borrower's obligations under the terms of the Loan Documents,

(ii) has not received notice from or been informed by any Key Tenant, or governmental agency having jurisdiction over the Site and Improvements, of any alleged deficiencies in the work performed to date or any deviation of such work from the Plans and Specifications or notice of any kind of any assertion of a claim that the Site and Improvements, is not in compliance with all applicable Requirements, and (iii) asserts no failure on the part of Lender to perform its obligations under the Loan Documents;

        G. The Borrower represents and warrants that this Certificate is in identical form to the certificate which is annexed to the Agreement as Exhibit "BOR" and that there have been no changes or modifications thereto; and

        H. All capitalized terms herein shall have the same meanings ascribed under the aforesaid Agreement.

                                                               Borrower:

                                       ---------------------------------

DATED:  ________________________

                                  EXHIBIT "GC"

              CONTRACTOR'S REQUISITION CERTIFICATE AND CONTRACTOR
                    PARTIAL WAIVER AND SUBORDINATION OF LIEN

                       Application for Payment No.______

TO:             ANGLO IRISH BANK CORPORATION PLC        ("Lender")

FROM:                                      ("Contractor")

RE: Construction of [insert brief description of Renovation Project] located at [insert address] (the Renovation "Project"), which term includes all buildings, structures and site improvements related thereto by [insert name of Borrower] ("Owner").


      We are the general contractor for the Renovation Project, and to induce Lender to advance loan proceeds to assist in funding construction of the Renovation Project and knowing that Lender will rely on this certificate in doing so, we hereby provide the attached Contractor Partial Waiver and Subordination of Lien (the "Partial Waiver") as Schedule 1 to the Certificate and certify to Lender as follows:

         1. In reference to our contract dated _______________, 19__ with Owner for construction of the Renovation Project, and the Plans and Specifications therefor, no amendments, modifications or changes have been made with respect to our contract or the Plans and Specifications except such as have had your prior written approval. There are no pending change orders except as set forth on the Partial Wavier.

         2. Our Application for Payment No.___, dated ___________, 2000 (the "Current Application for Payment"), which we understand is to be included as an item in the Owner's requisition to you, is in full compliance with the terms of our contract with Owner, and, upon the payment of same, we will have no other or additional claim (including claims for so-called "extras") against Owner on account of our contract or otherwise for and through the period of time ending upon the date of our Current Application for Payment, for all labor and materials furnished by us through and including the date of our Current Application for Payment except as follows:

                  (a) retainage not exceeding 10% of the value of labor and materials incorporated into the Renovation Project and covered by applications submitted by us on account of the Renovation Project for which payment is to be made to us after substantial completion of our contract, as provided therein (the aggregate amount of said retainage, as of the end of the period covered by our Current Application for Payment is $__________); and

                  (b) such other unpaid, agreed or pending change orders and disputed claims, if any, set forth on the Partial Waiver.

         3. The Owner is not in default of any of the Owner's obligations to us as of the date hereof.

         4. We have paid in full all our obligations to subcontractors, workmen, suppliers and materialmen for and with respect to all labor and/or materials and rented equipment, appliances or tools related to the construction of the Renovation Project supplied through and including the date of our last Application for Payment, except for an amount equal to 10% thereof, which we are holding in accordance with the terms of such obligations and our contract, and all our subcontractors have paid their subcontractors, workmen and materialmen in full for and with respect to all labor and materials supplied through and including the date of our last Application for Payment.

Executed as an instrument under seal this ______ day of __________, 2000.

                                  [NAME OF GENERAL CONTRACTOR]

                                  By:______________________________
                                               Title:

                           SCHEDULE 1 TO EXHIBIT "GC"

              CONTRACTOR PARTIAL WAIVER AND SUBORDINATION OF LIEN

COMMONWEALTH OF MASSACHUSETTS  )
                               )  ss.

COUNTY OF ________________________      )

Date:  _____________                     Application for Payment No:  ________

OWNER:  ___________________________

        ___________________________

CONTRACTOR:     ___________________________

                ___________________________

LENDER:         Anglo Irish Bank Corporation PLC
                84 State Street, 4th Floor
                Boston, MA 02109
                Attn:  David Drum, Executive Vice President

         1.       Original Contract Amount:                      $______________

         2.       Approved Change Orders:                        $______________

         3.       Adjusted Contract Amount (line 1 plus line 2): $______________

         4.       Completed to Date:                             $______________

         5.       Less Retainage:                                $______________

         6.       Total Payable to Date (line 4 less line 5):    $______________

         7.       Less Previous Payments                         $______________

         8.       Current Amount Due (line 6 less line 7):       $______________

         9.       Pending Change Orders:                         $______________

         10.      Disputed Claims:                               $______________

         The undersigned who has a contract with the Owner for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property commonly known and identified as ___________________, located in ______________, ______________County,
Commonwealth of Massachusetts and owned by the Owner, upon receipt of ____________________and ____/100 Dollars ($__________) in payment of an application for payment dated _________________, does hereby:

         a. waive any and all liens and rights of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date: _____________, _________, (the "Payment Period") except for retainage unpaid agreed or pending change orders, and disputed claims as stated above; and

         b. subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above Payment Period, to the extent of the amount actually advanced by the Lender through such twenty-fifth day.

Signed under the pains and penalties of perjury this ___day of__________, 2000.

                                        CONTRACTOR:

                                        ---------------------------

                                        By:________________________
                                           Name:
                                           Title:
                                           Its duly authorized officer

                                 EXHIBIT "ARCH"

                      ARCHITECT'S REQUISITION CERTIFICATE

                     Application for Payment No. __________

TO:     Anglo Irish Bank Corporation PLC                        ("Lender")

FROM:                                                           ("Architect")

RE: Construction of renovation project located at 830 Winter Street, Waltham, Massachusetts (the Renovation Project") by 830 Winter Street LLC

                                                                ("Borrower").

         We are the supervising architect for the Renovation Project, and to induce Lender to advance loan proceeds to assist with funding construction of the Renovation Project, and knowing that Lender will rely on this certificate in doing so, we hereby certify to Lender to the best of our knowledge and belief and pursuant to and in accordance with our obligations under Articles 1.2.3 and
2.6.3 of the Owner/Architect Agreement dated as of ______, 2000, as follows:

         1. We inspected the Renovation Project on ________________, 2000 and found the status of the Renovation Project on that date and the progress made on the Renovation Project since our last certificate to you dated _______________, 199_ to be materially in accord with all requirements known to us as applicable to the construction of the Renovation.

         2. We prepared the Plans and Specifications (as defined in our closing certification previously provided to Lender) for the Renovation Project, copies of which have been delivered to you. We have made no changes to the Plans and Specifications except such as you have approved in writing or with respect to which your approval is not required under your arrangements with Borrower. There are no pending change orders or construction change directives except as follows:

                      [INSERT "NONE" IF THERE ARE NONE]

         3. All work to date has been done in accordance with the Plans and Specifications and in a good and workmanlike manner and in accordance with applicable laws and regulations (including, without limitation, applicable zoning restrictions pertaining to setbacks, front, side and rear yards, height, loading, lot coverage, parking and FAR or bulk restrictions) and in conformity with applicable requirements of tenants of the Improvements in which the Renovation Project is proceeding to the extent such requirements have been made known to us. All materials and fixtures usually furnished and installed or stored on site at the current stage of construction have been furnished, installed or stored on site in accordance with the Plans and Specifications.
All of the work to date is hereby approved except as follows:

         [INSERT "NONE" IF THERE ARE NO EXCEPTIONS TO REPORT]

4. We have examined the requisition being submitted herewith to you by Owner, which requisition includes an Application for Payment from ______________ ("Contractor") respecting construction of the Renovation Project. The payment so applied for by Contractor does not exceed (when added to the payments heretofore applied for by and paid to Contractor) 90% of the value of labor and materials incorporated into the Renovation Project.

5. We have been advised that as of this date there remains unexpended from the proceeds of your construction loan $________ which are available to fund construction costs, from which funds to pay the aforementioned Application for Payment will be deducted. In our opinion, such unexpended portion of your loan proceeds, after deduction of funds sufficient to cover both the current Application for Payment and the standard 10% retainage heretofore withheld and to become due on account of the current and previous applications, will be sufficient to pay for all construction costs reasonably required to complete the Renovation Project, provided that the amount advanced under the current application is, in fact, applied against obligations incurred for labor and materials heretofore furnished on account of construction of the Renovation Project.

6. All permits, licenses, approvals and the like required to complete construction of the Renovation Project have been validly issued by the appropriate authorities and are in full force and effect, and there is no violation of any of the provisions thereof or of any legal requirements applicable to the Renovation Project of which we have notice or knowledge as of the date hereof except as follows:

        [insert "none" if there are no exceptions]

7. To the best of our knowledge, there are no petitions, actions or proceedings pending or threatened to revoke, rescind, alter or declare invalid any laws, ordinances, regulations, permits, licenses or approvals for or relating to the Renovations Project.

8. No amendments, modifications or changes have been made to our contract dated _______________, 199_ with Owner except such as have had your prior written approval.

9. Borrower is not in default of any of Borrower's obligations to us as of the date hereof.

This certificate is rendered subject to our obligations under Article 2.6.3 of the Owner/Architect Agreement, and in particular, with the standard of care owed to the Owner in accordance with Article 1.2.3 thereof. We have relied on the accuracy, sufficiency and completeness of the information obtained pursuant thereto and in accordance therewith, and we shall incur no liability to any entity based on such reasonable reliance.

Executed as a sealed instrument this _____ day of ______________, 2000.

                                       JUNG/BRENNEN ASSOCIATES, INC.

                                       By:___________________________

                                       Title: _________________________

                      EXHIBIT "INSURANCE" TO LOAN AGREEMENT

                REQUIRED PROPERTY, LIABILITY AND OTHER INSURANCE

         Borrower shall at all times provide and maintain the following insurance coverages with respect to the Collateral issued by companies qualified to do business in the Commonwealth of Massachusetts, having a Best's Rating of not less than A8 and otherwise acceptable to Lender in its sole discretion:

         (i) physical insurance on an all-risk basis without exception (including, without limitation, flood required if property is in a "Special Flood Hazard Area" A or V), vandalism and malicious mischief, earthquake, collapse, boiler explosion, sprinkler coverage, cost of demolition, increased costs of construction and the value of the undamaged portion of the building and soft costs coverage) covering all the real estate, fixtures and personal property to the extent of the full insurable value thereof, on a builder's risk nonreporting form prior to completion and occupancy to Occupy Endorsement, having replacement cost and agreed amount endorsements (with deductibles not in excess of it of insurable value);

         (ii) rent loss or business interruption insurance in an amount equal to one year's projected rentals or gross revenues;

         (iii) public liability insurance, with underlying and umbrella coverages totaling not less than $2,000,000 per occurrence and $5,000,000 in the aggregate or such other amounts as may reasonably be determined by Lender from time to time;

         (iv) automobile liability insurance (including non-owned automobile) with a coverage of $2,000,000 per occurrence during construction;

         (v) worker's compensation, employer's liability as required by law;

         (vi) such other insurance coverages in such amounts as Lender may request.

         An actual insurance policy or certified copy thereof, or a binder, certificate of insurance, or other evidence of property coverage in the form of Acord 27 (Evidence of Property Coverage), Acord 25 (Certificate of Insurance), or a 30-day binder in form acceptable to Lender with an unconditional undertaking to deliver the policy or a certified copy within thirty (30) days, shall be delivered at closing of the Loan and prior to the first Loan Advance.

         Flood insurance shall be provided if the property or the collateral is located in a flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1973, as amended, and the Regulations thereunder, or if otherwise reasonably required by Lender.

         Lender shall be named as first mortgagee on policies of all-risk-type insurance on the Property, as loss payee on the Collateral and its contents, and as first mortgagee on rent-loss or business interruption coverages related thereto.

         Except with respect to public liability insurance, as to which Lender shall be named as an additional insured with respect to the Property or the Collateral, all other required insurance coverages shall have a so-called "Mortgagee's endorsement" or "Lender's loss-payable endorsement" which shall provide in substance as follows:

         A. Loss or damage, if any, under the policy shall be paid to Lender and its successors and assigns ("Lender") in whatever form or capacity its interest may appear and whether said interest be vested in said Lender in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Lender.

         B. The insurance under the policy, or under any rider or endorsement attached thereto, as to the interest only of Lender, its successors and assigns, shall not be invalidated nor suspended:

                  (a) by any error, omission or change respecting the ownership, description, possession or location of the subject of the insurance or the interests therein or the title thereto; or

                  (b) by the commencement of foreclosure or similar proceedings or the giving of notice of sale of any of the property covered by the policy by virtue of any mortgage, deed of trust, or security interest; or

                  (c) by any breach of warranty, act, omission, neglect, or noncompliance with any provisions of the policy by the named insured, or any one else, whether before or after a loss, which under the provisions of the policy of insurance, would invalidate or suspend the insurance as to the named insured, excluding, however, any acts or omissions of Lender while exercising active control and manage-ment of the insured property.

         C. Insurer shall provide Lender with not less than thirty (30) days, prior written notice of cancellation of the policy (for non-payment or any other reason) or of the non-renewal thereof.

         D. The insurer reserves the right to cancel the policy at any time, but only as provided by its terms. However, in such case this policy shall continue in force for the benefit of Lender for thirty (30) days after written notice of such cancellation is received by Lender and shall then cease.

         E. Should legal title to and beneficial ownership of any of the property covered under the policy become vested in Lender or its agents, successors or assigns, insurance under the policy shall continue for the term thereof for the benefit of Lender.

         F. All notices herein provided to be given by the insurer to Lender in connection with this policy and Lender's loss payable endorsement shall be mailed to or delivered to Lender in the manner provided for the delivery of notice under the Loan Agreement to which this Exhibit is attached.

                                                                          [COPY]

                                 PROMISSORY NOTE


$33,000,000.00                                             Boston, Massachusetts
July 11, 2000


1.       PROMISE TO PAY.

         FOR VALUE RECEIVED, 830 WINTER STREET LLC, a Delaware limited liability company having an address at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 ("Borrower") promises to pay to the order of ANGLO IRISH BANK CORPORATION PLC, ("Lender") having an address at 84 State Street, Boston, Massachusetts 02109, the principal sum of THIRTY-THREE MILLION ($33,000,000.00) DOLLARS, or so much thereof as may be advanced, with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each Loan Advance from the date of its disbursement until such principal sum shall be fully paid. Interest and principal shall be payable in installments as set forth in Section 4 below. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on July 30, 2003, (the "Maturity Date") which term is subject to extension or acceleration in accordance with the Loan Agreement pursuant to which this Note has been issued.

2.       LOAN AGREEMENT.

         This Note is issued pursuant to the terms, provisions and conditions of an agreement captioned Acquisition and Construction Loan Agreement" ("Loan Agreement") dated as of even date between Borrower and Lender and evidences the Loan and Loan Advances made pursuant thereto. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

3.       INTEREST RATE.

         3.1. EURODOLLAR RATE. Principal amounts outstanding under the Loan shall bear interest at the Eurodollar Rate, subject to the conditions and limitations provided for in this Note.

         3.1.1 SELECTION TO BE MADE. Borrower shall select, and thereafter may change the selection of, the applicable Interest Period for Eurodollar Advances, from the alternatives otherwise provided for in this Note, by giving Lender a Notice of Interest Period Selection: (i) prior to each Loan Advance, (ii) prior to the end of each Interest Period applicable to a Eurodollar Advance, or (iii) on any Business

         Day on which Borrower desires to convert an outstanding Variable Rate Advance to a Eurodollar Rate Advance.

         3.1.2 NOTICE. A "Notice of Interest Period Selection" shall be a written notice, given by cable, tested telex, telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which:
         (i) is irrevocable; (ii) is received by Lender not later than 10:00 o'clock A.M. Eastern Time at least three (3) Business Days prior to the first day of the Interest Period to which such selection is to apply, and (iii) as to each selected interest period option, sets forth the aggregate principal amount(s) to which such interest period option(s) shall apply.

         3.1.3 IF NO NOTICE. If Borrower fails to select an Interest Period option in accordance with the foregoing prior to a Loan Advance, or prior to the last day of the applicable Interest Period of an outstanding Eurodollar Advance or if a Eurodollar Advance is not available, any new Loan Advance made shall be deemed to be a Variable Rate Advance, and on the last day of the applicable Interest Period all outstanding principal amounts shall be deemed converted to a Variable Rate Advance.

         3.3. TELEPHONIC NOTICE. Without any way limiting Borrower's obligation to confirm in writing any telephonic notice, Lender may act without liability upon the basis of telephonic notice believed by Lender in good faith to be from Borrower prior to receipt of written confirmation. In each case Borrower hereby waives the right to dispute Lender's record of the terms of such telephonic Notice of Interest Period Selection.

         3.4. LIMITS ON OPTIONS; ONE SELECTION PER MONTH. Each Eurodollar Advance shall be in a minimum amount of $1,000,000. At no time shall there be outstanding a total of more than five (5) Eurodollar Rate Advances at any time. If Borrower shall make more than one (1) interest rate selection in any thirty (30) day period, excluding conversions of outstanding advances made at the end of an applicable Interest Period of any previously outstanding Eurodollar Advance, Lender may impose and Borrower shall pay a reasonable processing fee for each such additional selection.

4.       PAYMENT OF INTEREST AND PRINCIPAL.

         4.1. PAYMENT AND CALCULATION OF INTEREST. Subject to the provisions of
         Section 5.3 of this Note dealing with payments falling due on dates that are not "Business Days", all interest shall be: (a) payable in arrears commencing July 1, 2000 and on the same day of each month thereafter until the principal together with all interest and other charges payable with respect to the Loan shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed.

         Interest at the Eurodollar Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

         4.2. AMORTIZATION INSTALLMENT PAYMENTS OF PRINCIPAL. During any extension period provided for in Section 4 of the Loan Agreement, Borrower shall pay, on the first day of each month during the applicable extension period, a monthly principal installment on the Loan equal to the "Monthly Principal Payment Amount", defined below.

                  The Monthly Principal Payment Amount shall be calculated as follows:

                  A. Utilizing an assumed interest rate factor equal to the highest rate in effect for an Interest period as of the Maturity Date which is the subject of the requested extension (the "Interest Rate Factor") and the outstanding principal of the Loan, together, if any, with unadvanced portions thereof as of such Maturity Date (the "Principal Amount Factor"), a calculation shall be made of the aggregate principal portion (the "Assumed Principal Portion") of such assumed loan that would be paid over the one year extension period if such assumed loan was being fully amortized over a 25-year period commencing as of the commencement of the extension period.

                  B. The Assumed Principal Portion shall then be divided by 12 and the result of such division shall be the Monthly Principal Payment Amount. For example, if the Principal Amount Factor was $33,000,000 and the Interest Rate Factor was 8.5% per annum, the Assumed Principal Portion would be approximately $416,640.96 (as calculated on the aforesaid 25-year basis) for the one year extension period, which, when divided by 12, would result in a $34,720.08 Monthly Principal Payment Amount.

         4.3 PAYMENT OF PRINCIPAL AT MATURITY. The entire principal balance shall be due and payable in full upon the Maturity Date, as the same may be accelerated hereunder or extended under Section 4 of the Loan Agreement (the "Maturity of the Loan").

         4.4. PREPAYMENT. The Loan or any portion thereof may be prepaid in full or in part at any time upon thirty (30) days' prior written notice to the holder of this Note subject to "breakage" provisions and upon payment of a Pre-Payment Fee, all as set forth in Section 4.10 below. Any partial prepayment of principal shall first be applied to any installment of principal then due and then be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each subsequent installment of principal when due. Notwithstanding the foregoing, no Prepayment Fee shall apply to prepayments resulting from the applications by Lender of casualty or condemnation proceeds.

         4.5. MATURITY. At the Maturity of the Loan all accrued interest, principal and other charges due with respect to the Loan shall be due and payable in full and the principal balance and such other charges, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

         4.6. METHOD OF PAYMENT: DATE OF CREDIT. All payments of interest, principal, charges, fees and other amounts due hereunder or under or in connection with the Loan Agreement shall be made to Lender in lawful money of the United States in immediately available funds by wire transfer to Lender pursuant to instructions provided by Lender. Payments shall be credited on the Business Day on which immediately available funds are received prior to eleven o'clock A.M. Eastern Time; payments received after eleven o'clock A.M. Eastern Time shall be credited to the Loan on the next Business Day.

         4.7. BILLINGS. Lender may submit monthly billings reflecting payments due; HOWEVER, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Lender to submit a billing nor any error in any such billing shall excuse Borrower from the obligation to make full payment of all Borrower's payment obligations when due; provided Lender informs Borrower of any such error.

         4.8. DEFAULT RATE. Borrower shall pay upon billing therefor, an interest rate ("Default Rate") which is four percent (4%) per annum above the interest rate otherwise in effect hereunder from time to time: (a) while any monetary Default exists and is continuing, during that period between the due date and the date of payment; (b) following any Event of Default, unless and until the Event of Default is waived by Lender; and (c) after the Maturity of the Loan.

         4.9. LATE CHARGES. Borrower shall pay, upon billing therefor, a "Late Charge" equal to three percent (3%) of the amount of any payment of principal (other than principal due at the Maturity of the Loan), interest, or both, which is not paid in full within ten (10) days of the due date thereof. Late charges: (a) are payable in addition to, and not in limitation of, the Default Rate, (b) are intended to compensate Lenders for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

         4.10. "BREAKAGE" FEES AND PRE-PAYMENT FEES. Borrower shall pay to Lender, immediately upon request and notwithstanding contrary provisions contained in any of the Loan Documents, such amounts as shall, in the conclusive judgment of

         Lender (in the absence of manifest error), compensate Lender for the cost or expense which it may reasonably incur as a result of any or prepayment (a "Prepayment"), under any circumstances whatsoever, whether voluntary or involuntary (including, without limitation, prepayments resulting from acceleration of the Loan, applications of insurance or condemnation proceeds and any proceeds received in respect of Section 5.7 of the Assignment of Leases and Rents (as defined in the Loan Agreement)) of all or any portion of the Loan on a date other than the due date thereof. Upon a Prepayment Borrower shall be liable for the following:

                  (A) without duplication of amounts due under clause (B), below, a payment equal to any administrative costs actually incurred, plus any amounts required to compensate for any cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain a Eurodollar Advance; plus

                  (B) a "breakage" fee amount equal to the product of: (i) the amount of the Prepayment multiplied by (ii) the difference between the Adjusted LIBOR Rate, then in effect, or which would have been in effect (computed separately for each outstanding maturity or installment), and the Adjusted LIBOR Rate, as determined by Lender, having a maturity on or near the last day of the then applicable Interest Period (the "Benchmark Rate"; as computed separately for each outstanding maturity or installment), which product shall be multiplied by (iii) a fraction, the numerator of which is the number of days from the date of the Prepayment to the last day of the applicable Interest Period (or, if applicable, each Interest Period) and the denominator of which is 360 days; HOWEVER, if or to the extent that the applicable Adjusted LIBOR Rate for the applicable Interest Period (computed separately for each maturity or installment) is equal to or less than the Benchmark Rate, no "breakage" fee shall be payable; plus

                  (C) If the Prepayment occurs within the first twelve (12) months of the term of the Loan, Borrower shall pay Lender for the privilege of making the Prepayment a Pre-Payment Fee equal to two percent (2%) of the outstanding principal balance of this Note or, if the Prepayment occurs after the one year anniversary of the Note but before the second year anniversary of the Note, Borrower shall pay Lender a Prepayment Fee equal to one-half percent (.5%) of the outstanding principal balance of this Note; provided, however, no Prepayment Fee under this clause (C) shall be due if the Prepayment is the result of the application by Lender of casualty or condemnation proceeds. After the second anniversary of this Note, no Prepayment Fee under this clause (C) shall be due.

         Once written notice of intention to prepay is given, the Loan, or the applicable portion thereof, shall become due and payable in full on the date specified in the notice of prepayment and the failure to so prepay the Loan on such date, together with any applicable payments and fees due under this Section 4.10, shall constitute an Event of Default.

5.       CERTAIN DEFINITIONS AND PROVISIONS RELATING TO INTEREST RATE.

         5.1. ADJUSTED LIBOR RATE. The Term "Adjusted LIBOR Rate" means for each Interest Period applicable to a Eurodollar Advance the rate per annum obtained by dividing (i) the LIBOR Rate for such Interest Period, by
         (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage (the "Reserve Divisor") applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System or the Central Bank of Ireland (or successors to either of them) for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Lender (or of any subsequent holder of this Note which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period. As of the date of this Note, the Reserve Divisor is zero. The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such applicable reserve percentage.

         5.2. BANKING DAY. Other than with reference to "London Banking Day" which is separately defined herein, the term "Banking Day" means a day on which banks are not required or authorized by law to close in Massachusetts or the Republic of Ireland.

         5.3. BUSINESS DAY; SAME CALENDAR MONTH. The term "Business Day" means any Banking Day and, if the applicable Business Day relates to the determination of any Eurodollar Rate, any London Banking Day. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day, unless, with respect to Eurodollar Advances, the effect would be to make the payment due in the next calendar month, in which event such payment shall be due on the next preceding day which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

         5.4. DOLLARS. The term "Dollars" or "$" means lawful money of the United States.

         5.5. EURODOLLAR ADVANCE. The term "Eurodollar Advance" means any principal outstanding under this Note which pursuant to this Note bears interest at the Eurodollar Rate.

         5.6. EURODOLLAR RATE. The term "Eurodollar Rate" means the per annum rate equal to the Adjusted LIBOR Rate plus two hundred (200) basis points.

         5.7. INTEREST PERIOD. The term "Interest Period" means with respect to each Eurodollar Advance: a period of one (1), three (3), six (6) or twelve (12) consecutive months, subject to availability, as selected by Borrower hereunder at least three (3) Business Days prior to a Loan Advance, or if an Advance is already outstanding, at least three (3) Business Days prior to the end of the current Interest Period. Each such Interest Period shall commence on the Business Day so selected by Borrower and shall end on the numerically corresponding day in the first, third, sixth or twelfth month thereafter, as applicable. PROVIDED, HOWEVER: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day. No Interest Period may be selected which would end beyond the then Maturity Date of the Loan (as actually extended).

         5.8. LIBOR RATE. The term "LIBOR Rate" shall mean, as applicable to any Eurodollar Advance, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Eurodollar Advance which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day ("Rate Setting Date") that is two London Banking Days preceding the first day of such Eurodollar Advance.

         If the Telerate system is unavailable for determining the "LIBOR Rate", as aforesaid, then the LIBOR Rate shall be determined by Lender as the prevailing rate per annum at which deposits in U.S. dollars are offered to Lender by first-class banks in the interbank eurodollar market in which Lender regularly participates on or about 11:00 a.m. Dublin time on each Rate Setting Date for an amount and period of time comparable to such Eurodollar Advance.

         5.9. LONDON BANKING DAY. The term "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

         5.10.    [Intentionally Deleted]

         5.11 PRIME RATE. The term "Prime Rate" means the per annum rate of interest so designated from time to time by Fleet National Bank, or its successors, as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         5.12 VARIABLE RATE. The term "Variable Rate" means a per annum rate equal at all times to the Prime Rate plus twenty-five (25) basis points, with changes therein to be effective simultaneously with any change in the Prime Rate.

         5.13 VARIABLE RATE ADVANCE. The term "Variable Rate Advance" means any principal amount outstanding under this Note which pursuant to this Note bears interest at the Variable Rate.

6.       ADDITIONAL PROVISIONS RELATED TO INTEREST RATE SELECTION.

6.1 In the event that (i) on any date on which the Eurodollar Rate would otherwise be set Lender shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the Adjusted LIBOR Rate, or (ii) at any time Lender shall have determined in good faith (which determination shall be final and conclusive) that:

         (a) the continuation of the Eurodollar Rate has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank eurodollar market or (2) compliance by the Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

         (b) the Eurodollar Rate shall no longer represent the effective cost to the Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates;

then, and in any such event, Lender shall forthwith so notify the Borrower thereof. Until the Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Eurodollar Rate shall not be available, and all Eurodollar Advances shall be converted into Variable Rate Advances without any breakage or other costs to Borrower.

         In case any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

         (i) subjects the Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of the Lender imposed by any nation or any political subdivision thereof), including any withholding tax or deduction imposed by the United States of America or any political subdivision thereof, or

         (ii) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by Lender (other than such reserve requirements as are already included in the definition of the Eurodollar Rate), or

         (iii) imposes upon Lender any other condition with respect to its performance under this Note,

and the result of any of the foregoing is to increase the cost to Lender, reduce the income receivable by Lender or impose any expense upon Lender with respect to the loan evidenced by this Note, Lender shall notify the Borrower thereof in accordance with the provisions of the Loan Agreement. The Borrower agrees to pay to Lender the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, within ten (10) days of presentation by Lender of a statement in the amount and setting forth Lender's explanation for and calculation thereof, which statement shall be deemed true and correct absent manifest error. Failure to make any such payment shall be an Event of Default.

         6.2 ILLEGALITY. Notwithstanding any other provision of this Note, if the introduction of or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for Lender to make or maintain Eurodollar Advances or to continue to fund or maintain Eurodollar Advances then, on written notice thereof and demand by Lender to Borrower, (a) the obligation of Lender to make Eurodollar Advances and to convert or continue any Loan Advances as Eurodollar Advances shall terminate, and (b) Borrower shall convert all principal outstanding under this Note into Variable Rate Advances. Borrower agrees, promptly upon demand, to compensate Lender for any reasonable costs incurred by Lender in making any conversion required by this
         Section 6.2 to be made prior to the expiration of an applicable Interest Period for a Eurodollar Advance.

         6.4. VARIABLE RATE ADVANCES. Each Variable Rate Advance shall continue as a Variable Rate Advance until the Maturity of the Loan, unless sooner converted by Borrower pursuant to Section 3.1.1 hereof, in whole or in part, to a Eurodollar Advance, subject to the limitations and conditions set forth in this Note.

         6.5. EXTENSION OF EURODOLLAR ADVANCES. At the end of each applicable Interest Period, the applicable Eurodollar Advance shall be converted to a Variable Rate Advance unless Borrower selects another Eurodollar Interest Period option in accordance with the provisions of this Note.

7.       ACCELERATION: EVENT OF DEFAULT.

         At the option of the holder, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence at any time of any one or more of the following events, each of which shall be an "Event of Default" hereunder and under the Loan Agreement and each other Loan Document: (i) default continuing uncured beyond the applicable notice and grace period, if any, set forth in the Loan Agreement, in making any payment of interest, principal, other charges or payments due hereunder; (ii) default continuing uncured beyond the applicable notice and grace period, if any, set forth therein under the Security Deed, or the Assignment of Leases and Rents or any other Loan Document, each as the same may from time to time hereafter be amended; (iii) an Event of Default as defined in or as set forth in the Loan Agreement or any other Loan Document, each as the same may from time to time hereafter be amended; or (iv) an event which pursuant to any express provision of the Loan Agreement, or of any other Loan Document, gives Lender the right to accelerate the Loan.

8.       CERTAIN WAIVERS, CONSENTS AND AGREEMENTS.

         Each and every party liable hereon or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof, (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Loan Agreement, or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Loan Agreement, or any of the other Loan Documents, shall be found to be unenforceable in full or to any extent, or if Lender or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable third party costs and expenses incurred by Lender or any other holder of this Note in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys' fees and costs: (i) for the administration and implementation of the Loan; (ii) for the collection of the indebtedness evidenced hereby and (iii) for the enforcement of rights and remedies hereunder or under the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Note, the Loan Agreement, the Security Deed, the Assignment of Leases and Rents, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note and for such Loan Agreement, or any one or more of the other Loan Documents, including, without limitation, any rights of setoff held by holder under the Loan Documents or at law.

9.       DELAY NOT A BAR.

         No delay or omission on the part of the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby or by the Loan Agreement, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, except as expressly set forth therein, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

10.      PARTIAL INVALIDITY.

         The invalidity or unenforceability of any provision hereof, of the Loan Agreement, of the other Loan Documents, or of any other instrument, agreement or document now or hereafter executed in connection with the Loan made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

11.      COMPLIANCE.

         All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use of the indebtedness evidenced hereby exceed the maximum permissible interest rate under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender, in the execution, delivery and acceptance of this Note, to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan

Documents or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and the Lender.

12.      USE OF PROCEEDS.

         All proceeds of the Loan shall be used solely for the purposes more particularly provided for and limited by the Loan Agreement.

13.      SECURITY.

         This Note is secured by a Construction Mortgage and Security Agreement, and an Assignment of Leases and Rents to be recorded at Middlesex South County Registry of Deeds and filed with Middlesex South County District of the Land Court, which relate to property located at 830 Winter Street, Waltham, Massachusetts, and as more particularly described in said mortgage, and is further secured by other collateral as set forth in the Loan Agreement.

14.      NOTICES.

         Any notices given with respect to this Note shall be given in the manner provided for in the Loan Agreement.

15.      GOVERNING LAW AND CONSENT TO JURISDICTION.

         15.1. SUBSTANTIAL RELATIONSHIP. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         15.2. PLACE OF DELIVERY. Borrower agrees to furnish to Lender at Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

         15.3. GOVERNING LAW. This Note and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

         15.4. CONSENT TO JURISDICTION. Borrower hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

16.      WAIVER OF JURY TRIAL.

         BORROWER, AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

17.      NO ORAL CHANGE.

         Except as otherwise provided pursuant to Section 3.3 hereof, this Note and the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note or any of the other Loan Documents.

18.      RIGHTS OF THE HOLDER; REPLACEMENT NOTE.

         Lender shall have the right to pledge, sell, assign or grant participation interests in and to the Loan and Loan Documents, as set forth in the Loan Agreement.

         This Note and the rights and remedies provided for herein may be enforced by Lender or any subsequent holder hereof. Wherever the context permits each reference to the term "holder" herein shall mean and refer to Lender holding this Note or any subsequent holder of this Note.

         Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument at Boston, Massachusetts.



                                       BORROWER:

                                       830 WINTER STREET LLC,
                                       a Delaware limited liability company

                                       By:      PRAECIS PHARMACEUTICALS
                                                INCORPORATED, a Delaware
                                                corporation, its sole member


Witness: /s/ Mary E. DeLena            By: /s/ KEVIN F. MCLAUGHLIN
        ---------------------              ----------------------------------
                                           Name:    KEVIN F. MCLAUGHLIN
                                                 ----------------------------
                                           Title:   SENIOR VICE PRESIDENT
                                                 ----------------------------
                                           Hereunto duly authorized


                                                                       [COPY]

                  CONSTRUCTION MORTGAGE AND SECURITY AGREEMENT


830 Winter Street
Waltham, Massachusetts

         KNOW ALL MEN BY THESE PRESENTS that 830 WINTER STREET LLC, a Delaware Limited Liability Company having an address at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 (hereinafter called "Mortgagor" or "Borrower") for consideration paid, hereby grants, conveys, transfers, assigns and sets-over unto ANGLO IRISH BANK CORPORATION PLC ("Lender" or "Mortgagee" herein) having a place of business at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland, the Lender under an Acquisition and Construction Loan Agreement (hereinafter called "Loan Agreement") of even date between Borrower and Lender with MORTGAGE COVENANTS, UPON THE STATUTORY CONDITION AND WITH THE STATUTORY POWER OF SALE the Mortgaged Property (as defined below) to secure the Obligations (as defined below).

         The terms "Borrower" and "Mortgagor" shall include wherever the context permits its successors and assigns (provided, however, the foregoing statement is not intended to derogate from any restrictions set forth in the Loan Agreement or other Loan Documents on the transfer by Borrower of its interests in the Mortgaged Property or other Collateral or the transfer of interests in the Borrower). The terms "Lenders" or "Mortgagee" shall include, wherever the context permits, its respective successors and assigns as the holder for the time being of this Construction Mortgage and Security Agreement and the Note (as defined below) and other Obligations hereby secured.

         This Construction Mortgage and Security Agreement is granted pursuant to the terms, provisions and conditions of the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         The term "Mortgaged Property" shall mean and include all of the following described property:

         A. REAL ESTATE. The land more particularly described on EXHIBIT A which is annexed hereto and made a part hereof ("Land") together with the improvements and other structures now or hereafter situated thereon (such improvements being sometimes called the "Improvements") commonly known as and numbered 830 Winter Street, Middlesex County, Waltham, Massachusetts, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto ("Real Estate");

         B. FIXTURES. All real estate fixtures or items which by agreement of the parties may be deemed to be such fixtures, now or hereafter owned by Borrower, or in which Borrower has or hereafter obtains an interest, and now or hereafter located in or upon the Real Estate, or now or hereafter attached to, installed in, or used in connection with any of the Real Estate, including, but not limited to, any and all portable or sectional buildings, bathroom, plumbing, heating, lighting, refrigerating, ventilating and air-conditioning apparatus and equipment, garbage incinerators and receptacles, elevators and elevator machinery, boilers, furnaces, stoves, tanks, motors, sprinkler and fire detection and extinguishing systems, doorbell and alarm systems, window shades, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, partitions, built-in cases, counters and other fixtures whether or not included in the foregoing enumeration ("Fixtures");

         C. ADDITIONAL APPURTENANCES. All bridges, easements, rights of way, licenses, privileges, hereditaments, permits and appurtenances hereafter belonging to or enuring to the benefit of the Real Estate and all right, title and interest of Borrower in and to the land lying within any street or roadway adjoining any of the Real Estate and all right, title and interest of Borrower in and to any vacated or hereafter vacated streets or roads adjoining any of the Real Estate and any and all reversionary or remainder rights ("Additional Appurtenances");

         D. AWARDS. All of the right, title and interest of Borrower in and to any award or awards heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of any of the Real Estate or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, including, without limitation, any award or awards, or settlements or payments, or other compensation hereafter made resulting from (x) condemnation proceedings or the taking of the Real Estate, or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, or any part thereof, under the power of eminent domain, or (y) the alteration of grade or the location or discontinuance of any street adjoining the Land or any portion thereof, or (z) any other injury to or decrease in value of the Mortgaged Property ("Awards");

         E. LEASES. All leases now or hereafter entered into of the Real Estate, or any portion thereof, and all rents, issues, profits, revenues, earnings and royalties therefrom, and all right, title and interest of Borrower thereunder, including, without limitation, cash, letters of credit, or securities deposited thereunder to secure performance by the tenants or occupants of their obligations thereunder, whether such cash, letters of credit, or securities are to be held until the expiration of the terms of such leases or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of such terms including, without limitation, the right to receive and collect the rents thereunder ("Leases");

         F. PERSONAL PROPERTY. All tangible and intangible personal property now owned or at any time hereafter acquired by Borrower of every nature and description, and used in any way in connection with the Real Estate, the Fixtures, the Additional Appurtenances, or any other portion of the Mortgaged Property, including, without limitation express or implied upon the generality of the foregoing, all Equipment, Goods, Inventory, Fixtures, Accounts, Instruments, Documents and General Intangibles (as each such capitalized term is defined in the Uniform Commercial

Code in effect in the state where the Real Estate is situated) and further including, without any such limitation, the following whether or not included in the foregoing: materials; supplies; furnishings; chattel paper; money; bank accounts; security deposits; utility deposits; any insurance or tax reserves deposited with Lender; any cash collateral deposited with Agent; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; licenses, permits, approvals and other rights; the rights of Borrower under contracts with respect to the Real Estate or any other portion of the Mortgaged Property; signs, brochures, advertising, the address by which the Mortgaged Property is known and any variation of the words thereof, and good will; copyrights, service marks, and all goodwill associated therewith; and trademarks; all proceeds paid for any damage or loss to all or any portion of the Real Estate, the Fixtures, the Additional Appurtenances, any other Personal Property or any other portion of the Mortgaged Property ("Insurance Proceeds"); all Awards; all Leases; all books and records; and all proceeds, products, additions, accessions, substitutions and replacements to any one or more of the foregoing (collectively, the "Personal Property").

         The term "Obligations" shall mean and include:

         A. The payment of the principal sum, interest at variable rates, charges and indebtedness evidenced by a promissory note or notes ("Note") dated as of even date herewith, including any extensions, renewals, replacement or replacements, modifications and amendments thereof, in the aggregate original amount of THIRTY THREE MILLION DOLLARS ($33,000,000.00) given by Borrower to the order of Lender;

         B. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Borrower under and pursuant to this Mortgage or the Loan Agreement and also by Borrower under and pursuant to each of the other Loan Documents referred to in, or executed in connection with, the Loan Agreement;

         C. The payment of all costs, expenses, legal fees and liabilities incurred by Lender in connection with the enforcement of any of Lender's rights or remedies under this Mortgage, the other Loan Documents, or any other instrument, agreement or document which evidences or secures any other Obligations or collateral therefor, whether now in effect or hereafter executed; and

         D. The payment, performance, discharge and satisfaction of all other liabilities and obligations of Borrower to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, and including, without limitation express or implied upon the generality of the foregoing, each liability and obligation of Borrower under any one or more of the Loan Documents and any amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to herein or therein or executed in connection with the transactions contemplated hereby or thereby.

         This instrument is sometimes referred to as "this Mortgage".

         Borrower hereby grants to Lender a continuing security interest in all of the Mortgaged Property in which a security interest may be granted under the Uniform Commercial Code as such is in effect in the Commonwealth of Massachusetts including, without limitation, the Fixtures and the Personal Property, together with all proceeds and products, whether now or at any time hereafter acquired and used in any way in connection with the development, construction, marketing or operation of the Real Estate, or in connection with the Land and Improvements, to secure all Obligations.

         This instrument is intended to take effect as a construction mortgage pursuant to Massachusetts General Laws, Chapter 106, Section 9-313 and a security agreement pursuant to Massachusetts General Laws, Chapter 106, Section 9-101 et seq. and is to be filed with the Middlesex (South) County Registry of Deeds and the Middlesex (South) County Registry District of the Land Court as a financing statement pursuant to said General Laws Chapter 106, Section 9-402.

         Borrower covenants, warrants, represents and agrees with Lender, its successors and assigns, that:

         1. TITLE. Borrower has good record and marketable title to the Mortgaged Property and has good right, full power and lawful authority to grant and convey the same in the manner aforesaid; and that the Mortgaged Property are free and clear of all encumbrances and exceptions, except for the Permitted Title Exceptions, if any, as set forth on EXHIBIT B which is annexed hereto and made a part hereof. Borrower shall make any further assurances of title that Lender may in good faith require including, without limitation, such further instruments as may be reasonably requested by Lender to confirm the assignment to Lender of all Awards.

         2. PERFORMANCE OF OBLIGATIONS. Borrower shall pay the Note and interest thereon as the same shall become due and payable, and pay and perform and observe all of the obligations and conditions set forth in each of the Note, this Mortgage, the Assignment of Leases and Rents, the Loan Agreement, and each of the other Loan Documents or other agreements, if any, executed by Borrower in connection with the Loan.

         3. PROTECTION AND MAINTENANCE. Borrower shall protect and maintain, or cause to be maintained, in good, and substantial order, repair and tenantable condition at all times the Improvements now standing or hereafter erected on the Mortgaged Property, and any additions and improvements thereto, and all Personal Property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Mortgaged Property. Borrower shall promptly replace any of the aforesaid which may become lost, destroyed or unsuitable for use with other first-class property of similar character.

         4. INSURANCE COVERAGES. Borrower shall insure the Mortgaged Property and the operation thereof with such coverages and in such amounts as are required by the provisions of the Loan Agreement and shall at all times keep such insurance in full force and effect and pay all premiums therefor annually, in advance. The original or certified copies of all such policies of insurance (or certificates or binders thereof issued by the insurer in form, content and manner of execution reasonably satisfactory to Lender) shall be delivered to Lender and Borrower shall deliver to the Lender a new policy or certified copy thereof (or such a certificate) as replacement for an expiring policy (or such a certificate) required to be deposited hereunder together with proof of payment of the premiums therefor annually in advance at least twenty (20) days before the date of such expiration. Borrower hereby irrevocably appoints Lender its true and lawful attorney-in-fact, with full power of substitution, to assign any such policy in the event of the foreclosure of this Mortgage.

         5. INSURANCE PROCEEDS. Subject to the provisions of the Loan Agreement relating to the application of insurance proceeds, the proceeds of any hazard insurance shall be applied to or toward the indebtedness secured hereby in such order as Lender may determine. Notwithstanding anything in this Section 5 to the contrary, however, if the insurer denies liability to Borrower, Borrower shall not be relieved of any obligation under Section 3 of this Mortgage.

         6. EMINENT DOMAIN. Subject to the provisions of the Loan Agreement relating to the application of condemnation proceeds, the Awards of damages on account of any condemnation for public use of, or injury to, the Mortgaged Property shall be paid to Lender; such Awards shall, at the option of Lender, be applied to or toward the indebtedness secured hereby in such order as the Lender may determine in accordance with the terms of the Loan Agreement, or, in the case of a partial taking, at Lender's discretion, may be so applied or released to Borrower upon such conditions as Lender may prescribe to be applied to restoration of that part of the Mortgaged Property which remains, but not more than such portion of such Awards as may be required to restore or repair such damage or injury shall be so released; and any balance remaining shall be applied by Lender to or toward the indebtedness secured hereby in such order as Lender may determine.

         7. NO WASTE; COMPLIANCE WITH LAW. Borrower shall not commit or suffer any strip or waste of the Mortgaged Property, or any material portion thereof, or any violation of any law, rule, regulation, ordinance, license or permit, or the requirements of any licensing authority affecting the Mortgaged Property or any business conducted thereon, and shall not commit or suffer any demolition, removal or material alteration of any of the Mortgaged Property (except for the replacement of Fixtures and Personal Property and installation of tenant improvements in the ordinary course of business, so long as items of comparable value and quality are installed free and clear of liens in favor of any other party and except for the work involved in the Renovation Project under, or otherwise permitted by, the Loan Agreement), without the express prior written consent of Lender in each instance which consent shall not be unreasonably withheld or delayed, and shall not violate nor suffer the violation of the covenants and agreements, if any, of record against the Mortgaged Property, and in all respects Borrower shall do all things necessary to comply with, and keep in full force and effect all licenses, permits and other governmental authorizations for the operation of the Mortgaged Property for its intended purposes, including, without limitation express or implied, the licenses, permits and authorizations referred to in the Loan Agreement.

         8. ENVIRONMENTAL AND RELATED MATTERS; INDEMNIFICATION. Borrower shall at all times comply with all of the terms, conditions and provisions imposed on the Borrower under the Indemnity Agreement and both before and after the repayment of the Loan, at Borrower's sole cost and expense, indemnify, exonerate and save harmless Lender and each other Indemnified Party (as defined in the Indemnity Agreement), against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts' fees and disbursements which may at any time (including, without limitation, before or after the discharge or foreclosure of this Mortgage) be imposed upon, incurred by or asserted or awarded against Lender or any other Indemnified Party and arising from or out of any of the matters for which indemnification is provided by Borrower pursuant to the Indemnity Agreement and for the time period set forth in the Indemnity Agreement or on account of any liability for damage to person or property arising out of any act, omission, negligence, or conduct at the Mortgaged Property, or arising or claiming to have arisen, out of any act, omission, negligence or conduct of Borrower, or any contractor, subcontractor, tenant, occupant or invitee thereof which is in any way related to the Mortgaged Property.

         9. PAYMENT OF TAXES AND PREVENTION OF LIENS. Borrower shall pay before delinquent or before any penalty for nonpayment attaches thereto, all taxes, assessments and charges of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Mortgaged Property or any part thereof, or upon the rents, issues, income or profits thereof or upon the lien or estate hereby created, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes. Borrower may apply for tax abatements and prosecute diligently and in good faith claims for refund so long as: (i) no additional taxes, interest thereon or penalties are incurred thereby, (ii) a sufficient tax reserve fund, if any, as reasonably determined by Lender in good faith has been deposited with Lender, adequate to cover any and all interest and penalties and (iii) no proceedings are instituted to divest Borrower of title to all or any portion of the Mortgaged Property. Borrower shall pay all sums which, if unpaid, may result in the imposition of a lien on the Mortgaged Property before such lien may attach (except that real estate taxes need not be paid prior to the date the same become delinquent) or which may result in conferring upon a tenant of any part or all of the Mortgaged Property a right to recover such sums as prepaid rent.

         10. DUE ON SALE; NO OTHER ENCUMBRANCES; NO TRANSFER OF OWNERSHIP INTERESTS; FAILURE TO COMPLY WITH PERMITTED EXCEPTIONS. Except as otherwise specifically provided for in, or permitted by, the Loan Agreement, or in, or permitted by, this Mortgage, it shall be an Event of Default under the Loan Agreement, a breach of the conditions of this Mortgage and an event permitting Lender to accelerate all indebtedness secured hereby, if, without Lender's prior written consent in each instance, which consent may be granted, withheld or conditionally granted in Lender's sole discretion: (a) there is any sale, conveyance, transfer or encumbrance of, or lien imposed upon, all or any portion of the Mortgaged Property; or (b) there is any transfer or assignment of, or grant of any security interest in, any of the direct or indirect ownership interests in Borrower or Guarantor other than a Permitted Transfer under Section 11.7 of the Loan Agreement; or (c) there is a failure to comply with a material provision of, or there is a material default under, any of the Permitted Title Exceptions unless cured within any applicable grace period provided for in the applicable Permitted Title Exception.

         11. LENDER RIGHTS. If Borrower shall neglect or refuse: (a) to maintain and keep in good repair the Mortgaged Property or any part thereof as required by this Mortgage or the Loan Agreement, or (b) to maintain and pay the premiums for insurance which may be required by this Mortgage or the Loan Agreement, or
(c) to pay and discharge all taxes of whatsoever nature, assessments and charges of every nature and to whomever assessed, as required by this Mortgage or the Loan Agreement, or (d) to pay the sums required to be paid by this Mortgage or the Loan Agreement, or (e) to satisfy any other terms or conditions of this Mortgage, or any instrument secured hereby, Lender may, at its election in each instance, but without any obligation whatsoever to do so, upon thirty (30) days' prior written notice (except in the case of (i) an emergency where there is danger to person or property, or (ii) required insurance coverage would lapse, or (iii) an Event of Default exists, in each of which events no notice shall be required), cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges, and sums, incur and pay reasonable amounts in protecting its rights hereunder and the security hereby granted, pay any balance due under any conditional agreement of sale (or lease) of any property included as a part of the Mortgaged Property, and pay any amounts asLender deems reasonably necessary or appropriate to satisfy any term or condition of this Mortgage, which Borrower shall have failed to satisfy, or to remedy any breach of such term or condition, and any amounts or expenses so paid or incurred, together with interest thereon from the date immediately following the fifth (5th) Business Day after an invoice setting forth such amounts and expenses is received by Borrower, at the Default Rate as provided in the Note or Loan Agreement. Such amounts and expenses shall be immediately due and payable by Borrower to Lender and until paid shall be secured hereby equally and ratably, and the same may be collected as part of said principal debt in any suit hereon or upon the Note. No payment by Lender shall relieve Borrower from any default hereunder or impair any right or remedy of Lender consequent thereon.

         12. TAX RESERVE AND INSURANCE RESERVE. Borrower shall, upon the reasonable request of Lender from time to time after an Event of Default, pay to Lender on dates upon which installments of interest are payable under the Note or the Loan Agreement, such amount as Lender from time to time reasonably estimates as necessary to create and maintain a reserve fund from which to pay before the same become due: (a) all taxes, assessments, liens and charges on or against the Mortgaged Property, and (b) all premiums for insurance policies which are required by this Mortgage. Such payments, if so requested, shall be invested in an interest bearing account, to be credited to Borrower, which shall be held by Lender as collateral for the Obligations, and so long as no Event of Default exists hereunder or under any of the other Loan Documents, shall be paid to or for Borrower's benefit as set forth below. Payments from such reserve fund for said purposes shall be made by Lender prior to the dates any such payment shall become delinquent. In the event of any Event of Default under the Loan Agreement or under the terms of this Mortgage, any part or all of such reserve fund may be applied, at the option of Lender, to cure any such Event of Default or to any part of the indebtedness hereby secured and, in refunding any part of said reserve fund, Lender may deal with whomever is the record owner of such property at that time.

         13. CERTAIN EXPENSES. If any action or proceeding is commenced, including, without limitation, an action to foreclose this Mortgage or to collect the debt hereby secured, to which action or proceeding Lender is made a party by reason of the execution of this Mortgage, or by reason of any obligation which it secures, or by reason of entry or any other action under this Mortgage, or if in Lender's reasonable good faith judgment it becomes necessary in connection with legal proceedings or otherwise to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken under this Mortgage all sums reasonably paid or incurred by Lender for the expense of any litigation or otherwise, in connection with any rights created by this Mortgage or any other Loan Document, shall be paid by Borrower, or may at the option of Lender, if not so paid within ten (10) Business Days after an invoice therefore is received by Borrower, be added to the debt secured hereby and shall be secured hereby equally and ratably and shall bear interest from the date immediately following such ten (10) Business Day period until paid at the Default Rate set forth in the Note or the Loan Agreement.

         14. REGARDING LEASES. Except as otherwise provided in the Loan Agreement, Borrower shall not enter into any Leases with respect to the Mortgaged Property and shall not modify or amend any Leases without Lender's prior written consent in each instance. As to each lease or occupancy agreement, Borrower will perform every material obligation of the lessor and, to the extent commercially reasonable, will use commercially reasonable efforts to enforce every material obligation of the lessee in the leases in effect with respect to all or any part or all of the Mortgaged Property and, except as otherwise provided in the Loan Agreement, Borrower will not: (i) cancel any such Lease, nor terminate or accept a surrender thereof, or reduce the rent payable thereunder or modify or amend any such Lease; (ii) accept any prepayment of rent thereunder (except any rent which may be required to be prepaid by the terms of any such lease) for more than thirty (30) days; or (iii) enter into any future Leases, without first obtaining on each occasion the prior written consent of Lender. No portion of the Mortgaged Property shall be leased or rented for residential purposes. As to all leases and occupancy agreements, Lender, at its option from time to time, may require that all security deposits and similar funds or security provided by a lessee or occupant be deposited with Lender, or with an escrow agent satisfactory to Lender, subject to the rights of the lessee or occupant, but otherwise subject to a security interest in favor of Lender.

         15. DECLARATION OF SUBORDINATION. At the option of Lender, which may be exercised at any time or from time to time, by written notice to Borrower and to any applicable tenant, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or condemnation proceeds), to any and all leases of all or any part of the Mortgaged Property upon the execution by Lender and recording or filing thereof, at any time hereafter in the appropriate registry of deeds wherein the Mortgaged Property are situated of a unilateral declaration to that effect.

         16. FURTHER ASSIGNMENT BY BORROWER. Borrower hereby further assigns to Lender as security for the Obligations the lessor's interests in any or all leases, now or hereafter outstanding, and to the extent it may lawfully do so Borrower's interests in all agreements, contracts, licenses and permits, now or hereafter outstanding, affecting all or any portion of the Mortgaged Property. Borrower shall execute, acknowledge and deliver such further or confirmatory assignments thereof, by instruments in form satisfactory to the Lender, as Lender may reasonably require. Borrower hereby authorizes Lender in the event of foreclosure, to sell and assign said interests to the purchaser at foreclosure, but, except where Lender has specifically otherwise agreed in writing, neither such assignment nor any such future assignment shall be construed as binding Lender to any lease, agreement, contract, license or permit so assigned, or to impose upon Lender any obligations with respect thereto. Borrower hereby irrevocably appoints Lender, or any person designated by Lender, the true and lawful attorney-in-fact of Borrower, with full power of substitution, to execute, acknowledge and deliver any such assignment on behalf of Borrower which Borrower fails or refuses to do.

         17. UCC FILING. Borrower upon Lender's written request shall promptly cause this Mortgage and Security Agreement and any required financing statements to be recorded and re-recorded, registered and re-registered, filed and re-filed at such times and places as may be required by law or reasonably deemed advisable by Lender to create, preserve or protect the priority hereof and of any lien created hereby upon the Mortgaged Property or any part thereof; and Borrower shall from time to time do and cause to be done all such things as may be reasonably required by Lender, or required by law, including all things which may from time to time be necessary under the Uniform Commercial Code of the Commonwealth of Massachusetts fully to create, preserve and protect the priority hereof and of any lien created hereby upon said property. Borrower hereby irrevocably appoints Lender, or any person designated by Lender, the true and lawful attorney-in-fact of Borrower, with full power of substitution, to execute, acknowledge and deliver any such things on behalf of Borrower which Borrower fails or refuses to do.

         18. RIGHT TO DEAL WITH SUCCESSOR. Lender may, without notice to any person, deal with any successor in interest of Borrower herein regarding this Mortgage and the debt hereby secured in all respects as it might deal with Borrower herein, without in any way affecting the liability hereunder or upon the debt hereby secured of any predecessor in interest of the person so dealt with; and no sale of the premises hereby mortgaged, nor any forbearance on the part of Lender, nor any extension by Lender of the time for payment of the debt hereby secured, shall operate to release, discharge, modify, change or affect the original liability of any predecessor in interest of the equity owner at the time of such sale, forbearance or extension.

         19. ACCELERATION OF DEBT. If there is an Event of Default under the Note or the Loan Agreement or if an event occurs which pursuant to the Note or the Loan Agreement entitles

Lender to accelerate the Loan, then, at the option of Lender, the entire indebtedness hereby secured shall become immediately due and payable without further notice.

         20. ADDITIONAL RIGHTS OF LENDER.

         20.1 ENTER AND PERFORM. Borrower authorizes Lender, in addition to all other rights granted by law or by this Mortgage, or by any of the other Loan Documents, upon the occurrence of an Event of Default under the Loan Agreement, to enter and take possession of all or any part of the Mortgaged Property and to use, lease, operate, manage and control the same and conduct the business thereof, and perform lessor's obligations under any lease or Borrower's obligations under any other agreement affecting all or any part of the Mortgaged Property, and collect the rents, profits and all receipts of every nature therefrom as Lender shall deem best.

         20.2 REPAIRS AND IMPROVEMENTS. Upon every such entry as set forth in
Section 20.1 above, Lender may from time to time at the expense of Borrower make all such repairs, replacements, alterations, additions and improvements to the Mortgaged Property as Lender may deem proper, but in no event shall Lender be obligated to do so, and may, but shall not be obligated to, exercise all rights and powers of Borrower, either in the name of Borrower, or otherwise as Lender shall determine. Without limitation express or implied upon the generality of the foregoing, Lender shall have the right to do all things necessary or desirable in order to keep in full force and effect all applicable licenses, permits and authorizations and any amendments thereto.

         20.3 PAY COSTS AND EXPENSES. Upon such entry as set forth in Section
20.1 above, Lender may, at its option, but without any obligation to do so, do any one or more of the following: pay and incur all expenses necessary or deemed by it appropriate for the holding and operating of the Mortgaged Property, the conduct of any business thereon, the maintenance, repair, replacement, alteration, addition and improvement of the Mortgaged Property, including without limitation payments of taxes, assessments, insurance, wages of employees connected with the Mortgaged Property or any business conducted thereon, charges and reasonable compensation for services of Lender, its attorneys and accountants and all other persons engaged or employed in connection with the Mortgaged Property or of any business conducted thereon and, in addition, Lender, at its option, may, but shall not be obligated to, make payments or incur liability with respect to obligations arising prior to the date it takes possession.

         20.4 ADD TO SECURED INDEBTEDNESS. All obligations so paid or incurred by Lender pursuant to this Section 20 shall be reimbursed or paid for by Borrower within ten (10) Business Days after Borrower's receipt of an invoice for the costs of the obligations so paid or incurred by Lender and prior to the repayment thereof shall be added to the debt secured hereby and shall bear interest at the Default Rate provided for in the Note or the Loan Agreement commencing on the date immediately following the expiration of such ten (10) Business Day period, and shall be secured hereby equally and ratably. Lender may also reimburse itself therefor from the income or receipts of the Mortgaged Property or any business conducted thereon, or from the sale of all or any portion of the Mortgaged Property. Lender may also apply toward any of the Obligations any tax or insurance reserve account, deposit or any sum credited or due from Lender to Borrower without first enforcing any other rights of Lender against Borrower or against any endorser or guarantor of any of the Obligations or against the Mortgaged Property.

         20.5 ATTORNEY-IN-FACT. Upon the occurrence of an Event of Default, Borrower hereby irrevocably constitutes and appoints Lender, or any person designated by Lender, for so long as this Mortgage remains undischarged of record, as attorney-in-fact of Borrower to execute, acknowledge, seal and deliver all instruments, agreements, deeds, certificates and other documents of every nature and description in order to carry out or implement the exercise of Lender's rights hereunder and under the other Loan Documents.

         21. [INTENTIONALLY DELETED]

         22. NOTICES. Any demand, notice or request by either party to the other shall be given in the manner provided therefor in the Loan Agreement.

         23. LENDER NOT OBLIGATED; CUMULATIVE RIGHTS. Nothing in this instrument shall be construed as obligating Lender to take any action or incur any liability with respect to the Mortgaged Property or any business conducted thereon, and all options given to Lender are for its benefit and shall and may be exercised in such order and in such combination as Lender in its sole discretion may from time to time decide.

         24. SEVERABILITY. In case any one or more of the provisions of this Mortgage, the Note, the Assignment of Leases and Rents, the Loan Agreement, any of the other Loan Documents, or any other agreement now or hereafter executed in connection with any one or more of the foregoing are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Each of the provisions of every such agreement, document or instrument shall be enforceable by Lender to the fullest extent now or hereafter not prohibited by applicable law.

         25. NO WAIVER. No consent or waiver, express or implied, by Lender to or of any Default by Borrower shall be construed as a consent or waiver to or of any other Default at the same time or upon any future occasion.

         26. STATUTORY CONDITION AND POWER OF SALE. This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of, and conditions imposed upon, Borrower contained herein and in the Note, the Loan Agreement, and the other instruments and agreements evidencing or securing the Obligations secured hereby shall be kept and fully performed, for any breach of which (remaining uncured beyond the grace period, if any, provided herein or therein, or in the Loan Agreement or in any other Loan Document) Agent shall have the STATUTORY POWER OF SALE, and upon the further condition that upon default (remaining uncured as aforesaid) Lender shall have as to the Personal Property all the rights and remedies of a Secured Party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts including, but not limited to, the option to proceed as to both the Real Estate and Personal Property under the law relating to foreclosure of real estate mortgages, and such further remedies as from time to time may hereafter be provided in Massachusetts for a Secured Party, and upon the further condition that all rights of Lender under this Mortgage and the other Loan Documents as to the Personal Property and the Real Estate may be exercised together or separately and, at Lender's discretion, in connection with the exercise by Lender of its rights under any one or more of the Loan Documents.

         In exercising its power of sale under this instrument, Lender may sell the Personal Property, or any part thereof, either separately from or together with the Real Estate and the balance of the Mortgaged Property, or any part thereof, either as one parcel or unit or in such separate parcels or units, all as Lender may in its discretion elect; and may so sell the Mortgaged Property, or the Real Estate, as one parcel or unit or in such separate parcels or units, all as Lender may in its discretion elect; and may so sell the Mortgaged Property or any part thereof either separately from or together with the whole or any part of other collateral which may constitute security for any obligation secured by the Mortgaged Property, also as Lender may in its discretion elect. In the event of any separate sale of Personal Property, Lender will give to Borrower reasonable notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof is to be made, and such requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the address of Borrower as provided in the Loan Agreement at least ten (10) days before the time of the sale or other disposition.

         27. WAIVERS BY BORROWER. Borrower, to the fullest extent that Borrower may do so, hereby: (a) agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay or extension, or any redemption after foreclosure sale, and waives and releases all rights of redemption after foreclosure sale, valuation, appraisement, stay of execution, notice of election to mature or declare due the debt secured hereby; and (b) waives all rights to a marshaling of the assets of Borrower, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of a sale hereunder of the Mortgaged Property, and agrees not to assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage or the Note to a sale of the Mortgaged Property for the collection of the indebtedness evidenced by the Note without any prior or different resort for collection, or the right of Lender to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever.

         28. BUSINESS LOAN; NOT PERSONAL RESIDENCE; NO CONDOMINIUM OR COOPERATIVES. Borrower covenants, warrants and represents that all of the proceeds of the Loan secured hereby shall be used for business or commercial purposes, none of the proceeds of the Loan secured hereby shall be used for personal, family or household purposes, and that no individual liable for the Loan resides or intends to reside in any portion of the Mortgaged Property. Borrower further covenants that, without the prior written approval of Lender, Borrower shall not convert the Mortgaged Property into any condominium, cooperative or the like regime.

         29. CERTIFICATION. The undersigned hereby certify that Borrower is a duly organized, validly existing limited liability company organized and in good standing under the laws of Delaware and that the execution and delivery hereof and of all of the other Loan Documents by Borrower has been duly authorized by all required entity actions and proceedings.

         30. HEADINGS. Headings and captions in this Mortgage are for convenience and reference only and the words and phrases contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of any of the provisions hereof.

         31. TIME OF ESSENCE. Time shall be of the essence of each and every provision of the Loan Agreement, the Note, this Mortgage and each of the other Loan Documents.

         32. COUNTERPARTS. This Mortgage may be executed in several counterparts, each of which when executed or delivered is an original, but all of which together shall constitute one instrument. In making proof of this Mortgage, it shall not be necessary to produce or account for more than one such counterpart, which is executed by the party against whom enforcement of this Mortgage is sought.

         IN WITNESS WHEREOF, Borrower has caused this Mortgage to be duly executed and delivered at Boston, Massachusetts, as a sealed instrument as of the 11th day of July, 2000.


Witness:                                 Borrower:
                                         830 WINTER STREET LLC,
                                         a Delaware Limited Liability Company


                                         By:  PRAECIS PHARMACEUTICALS
                                              INCORPORATED,
                                              a Delaware corporation, its sole
                                              member


/s/ Mary E. DeLena                       By:  /s/ KEVIN F. MCLAUGHLIN
---------------------------------             ----------------------------------
                                              Name:    KEVIN F. MCLAUGHLIN
                                                    ----------------------------
                                              Title:   SENIOR VICE PRESIDENT
                                                    ----------------------------
                                              Hereunto duly authorized

                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                      July 10, 2000


         Then personally appeared before me the above-named KEVIN F. MCLAUGHLIN, the SR. VICE PRESIDENT & CFO of PRAECIS PHARMACEUTICALS INCORPORATED, the sole member of 830 Winter Street LLC (the Borrower described above) and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such corporation in its capacity as such sole member.

                                               /s/ Lisa A. Cobbett
                                               ------------------------------
                                               Notary Public
                                               My Commission Expires: 4/24/05

                  EXHIBIT "A" ANNEXED TO AND MADE A PART OF THE
                                  MORTGAGE AND
                               SECURITY AGREEMENT
                         GIVEN BY 830 WINTER STREET LLC

                                LEGAL DESCRIPTION

                                [attached behind]

                                   EXHIBIT A

A certain parcel of land off Winter Street, in Waltham, Middlesex County, Massachusetts, shown as Lot 9 on Land Court Plan No. 30618E, a copy of a portion of which is filed with the Middlesex South Registry District of the Land Court with Certificate of Title No. 214324 in Registration Book 1201, Page 174.

Together with the benefit of rights reserved in Easement dated July 14, 1997, filed as Document No. 1036276, and recorded in Book 27478, Page 136; as affected by Utility Easement from owners of Lots 2 and 3 on Land Court Plan # 30618C and Lots 2, 3, B and C on Plan #669 of 1997, to Boston Edison Company and New England Telephone and Telegraph Company, d/b/a Bell Atlantic, dated August 27, 1998, filed as Document No. 1078157; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of grant and reservation recited in Reciprocal Access and Utility Easement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061070, and recorded in Book 28405, page 421, affecting areas shown as "Reserved Easement Area" on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recorded therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503, and by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061071, and recorded in Book 28405, Page 443, affecting areas shown on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recording therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099963.

Together with the benefit of Reciprocal Access and Utility Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099964, and recorded March 10, 1999 as Instrument No. 1121; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of reciprocal Access and Utility Easement, dated March 25, 1999, filed as Document No. 1101665.

Together with the benefit of Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Mutual Covenants Agreement dated March 25, 1999, filed as Document No. 1101667.

Together with the benefit of Landscape License Agreement dated March 25, 1999, filed as Document No. 1101668.

                  EXHIBIT "B" ANNEXED TO AND MADE A PART OF THE
                         MORTGAGE AND SECURITY AGREEMENT
                         GIVEN BY 830 WINTER STREET LLC


                           PERMITTED TITLE EXCEPTIONS

                                   EXHIBIT B

Rights granted to owners of Lots 2 and 3 on Land Court Plan #30618C and Lots 2, 3, B and C on Plan #669 of 1997, by Easement dated July 14, 1997, filed as Document No. 1036276, and recorded in Book 27478, Page 136, affecting areas shown as "Access & Utility Easement", "Drainage Easement" , and "Drainage Utility and Sign Easement" on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated June 16, 1997, recorded therewith: as affected by Utility Easement from Owners of Lots 2 and 3 on Land Court Plan #30618C and Lots 2, 3, B and C on Plan #669 of 1997, to Boston Edison Company and New England Telephone and Telegraph Company, d/b/a Bell Atlantic, dated August 27, 1998, filed as Document No. 1078157; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Reciprocal Access and Utility Easement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D, dated March 31, 1998, filed as Document No. 1061070, and recorded in Book 28405, Page 421, affecting areas shown as "South Drive Access and Utility Easement", "Road Drainage Easement", and "MWF Drainage, Utility and Sign Easement" on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recorded therewith: as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346, affecting areas shown as "New MWF Access and Utility Easement", on a plan entitled "Exhibits B-1 and B-2 Showing Easements to be created in Waltham, Massachusetts," dated August 12, 1998, recorded therewith: as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503, and by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Reciprocal Easement Agreement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061071, and recorded in Book 28405, Page 443, affecting areas shown on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recorded therewith: as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, page 346, affecting areas shown as "New MWF Utilities and Slope Easement" and "New MWF Roadway Drainage Easement", on a plan entitled "Easements to be created in Waltham, Massachusetts," dated August 12, 1998, recorded therewith: as further affected by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Reconfiguration Agreement dated March 31, 1998, filed as Document No. 1061073.

Reciprocal Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E, affecting those areas shown on the Survey as "Polaroid Utility Easement", "Common Drainage Easements A and B", "Polaroid Drainage Easements 1, 2 and 3", "Polaroid Driveway Easement" dated March 10, 1999, filed as Document No. 1099963, as affected by First Amendment to Reciprocal Easement Agreement dated as July ___, 2000, filed as Document ____.

Reciprocal Access and Utility Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099964, and recorded March 10, 1999, as Instrument No. 1121, affecting the areas shown on the Survey as "Auxiliary Easement Area", "MMS Sign Easement" "Drainage Easement" and "Access and Utility Easement"; as affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Reciprocal Access and Utility Easement by and between Best Property Fund, LLC and Polaroid Corporation affecting the area shown as the "BPF Reserved Easement Area" on plans entitled "Sketch of Easement in Waltham, Massachusetts," dated March 19, 1999, prepared by Martinage Engineering Associates, Inc., attached to this easement which easement is dated March 25, 1999, and filed as Document 1101665.

Reciprocal Easement Agreement by and between Polaroid Corporation and Best Property Fund, LP, affecting those areas shown on the Survey as "New MWF Slope Easement", "New MWF Access and Utility Easement", "New MWF Roadway Drainage Easement" "Polaroid Water/Sewer Easement", "MFW Water/Sewer Easement Area", "MWF Drainage Easement" dated March 25, 1999, filed as Document No. 1101666.

Mutual Covenants Agreement dated March 25, 1999, filed as Document No. 1101667.

Landscape License Agreement from Polaroid Corporation to Best Property Fund, L.P., dated March 25, 1999, filed as Document No. 1101668, affecting the area shown on the Survey as the "BPF Landscaping Area".

                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
                  IN RESPECT OF CONTRACTS, LICENSES AND PERMITS

1.       PARTIES.

         830 WINTER STREET LLC, a Delaware limited liability company having a place of business at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 (hereinafter called "Borrower") hereby assigns, transfers, sets over, pledges and, if applicable, delivers, to ANGLO IRISH BANK CORPORATION PLC ("Lender") having a place of business at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland, as Lender under an Acquisition and Construction Loan Agreement ("Loan Agreement") of even date between Borrower and Lender, and hereby grants to Lender a continuing security interest in the Assigned Contracts and Permits (as defined herein) to secure the Obligations (as defined herein).

2. LOAN AGREEMENT; DEFINED TERMS. This collateral assignment and security agreement ("Assignment of Contracts" or "Collateral Assignment") is given pursuant to the terms, provisions and conditions of the Loan Agreement (wherein it is referred to as the "Assignment of Project Documents"). The term "Borrower" shall include, wherever the context permits, its successors and assigns. The term "Lender" shall include, wherever the context permits, its respective successors and assigns as the holder for the time being of this Collateral Assignment and the Note (as defined herein) and other Obligations hereby secured. Capitalized terms not otherwise specifically defined herein shall have the same meaning herein as in the Loan Agreement.

3. ASSIGNED CONTRACTS AND PERMITS. The term "Assigned Contracts and Permits" shall mean all of the "Material" contracts, licenses, permits, approvals, agreements and warranties, and all of Borrower's right, title and interest therein, held directly or indirectly and whether now owned or hereafter acquired, and all proceeds and products thereof, and all accounts, contract rights and general intangibles related thereto, which are in any manner related to either or both of: (i) the land ("Land") located at 830 Winter Street, Middlesex County, Waltham, Massachusetts (more particularly described in EXHIBIT A hereto) and
         (ii) the improvements on or to be constructed on the Land, together with all appurtenant easement areas and rights thereto (such Land and improvements together with such easement areas and rights are herein called the "Property"). The Assigned Contracts and Permits include, but are not limited to, those described on EXHIBIT B which is annexed hereto and made a part hereof. For the purposes hereof, the term "Material" as applied to any contract or agreement (as opposed to, for example, a permit, license or approval) shall mean a contract or agreement whose subject matter could reasonably be viewed as involving rights and obligations valued at $100,000 or more.

4. OBLIGATIONS. The term "Obligations" shall mean all obligations of Borrower to Lender and each Lender, whether now existing or hereafter arising, direct or indirect, under each of the following instruments, documents and agreements, each dated as of even date herewith and as the same may be hereafter modified, replaced, extended or amended: (i) the Loan Agreement; (ii) a $33,000,000.00 Promissory Note (the "Note");
         (iii) the Security Deed; (iv) the Assignment of Leases; (v) this Assignment; and (vi) each other Loan Document.

5. COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower covenants with, and warrants and represents to Lender that:

         5.1 Borrower is and shall be the owner of the Assigned Contracts and Permits free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever except in favor of Lender;

         5.2 Borrower has the full right, power and authority to assign, and to grant the pledge of and security interest in, the Assigned Contracts and Permits as herein provided;

         5.3 The execution, delivery and performance of this instrument by Borrower does not and will not result in the violation of any mortgage, indenture, contract, instrument, agreement, judgment, decree, order, statute, rule or regulation to which Borrower is subject or by which it or any of its property is bound;

         5.4 Borrower shall not make any other assignment of, or permit any pledge, lien, security interest or encumbrance to exist with respect to Borrower's interest in, the Assigned Contracts and Permits except in favor of Lender, and Borrower shall not otherwise transfer, assign, sell or exchange its interest in the Assigned Contracts and Permits;

         5.5 A true and complete executed counterpart, or certified copy, of each Assigned Contract and Permit which now exists and which is evidenced by a written agreement or document has been delivered to Lender and a true and complete counterpart, or copy, of each Assigned Contract and Permit which becomes effective or is issued in the future shall be promptly delivered to Lender;

         5.6 Each Assigned Contract and Permit presently in existence is in full force and effect, is valid and enforceable in accordance with its terms, has not been modified, and Borrower has not received or delivered any notice which alleges that a default exists thereunder on the part of any party thereto. Each Assigned Contract and Permit which comes into existence after the date hereof shall be valid and enforceable in accordance with its terms, except to the extent enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which cure proceedings thereof may be brought;

         5.7 No Assigned Contract and Permit shall be amended, modified or changed in any material respect, have any of its material terms waived by Borrower, or canceled or terminated, without Lender's prior written consent in each instance; and

         5.8 Borrower shall pay and perform all of its obligations under or with respect to each Assigned Contract and Permit and not permit any default by it with respect thereto to remain after notice from the other party thereto of such default, if applicable, and the expiration of any applicable cure period. Borrower shall exercise all commercially reasonable efforts necessary to enforce or secure performance by any other party to any Assigned Contract and Permit.

6. RIGHTS OF ASSIGNOR PRIOR TO DEFAULT. So long as there is no Event of Default, Borrower shall have and may exercise all rights as the owner or holder of the Assigned Contracts and Permits which are lawful and are not inconsistent with the provisions of the Loan Documents. Immediately upon the occurrence of any Event of Default, the right described in the preceding sentence shall, at the election of Lender exercised from time to time, cease and terminate, and in such event Lender is hereby expressly and irrevocably authorized, but not required, to exercise every right, option, power or authority inuring to Borrower under any one or more of the Assigned Contracts and Permits as fully as Borrower could itself.

7. IRREVOCABLE DIRECTION. Borrower hereby irrevocably directs the contracting party to, or grantor or licensor of, any such Assigned Contract and Permit, whether identified in EXHIBIT B or otherwise, to the extent not prohibited by either such Assigned Contract and Permit or applicable law, or to the extent permitted under any recognition or other agreement executed by such grantor or licensor, upon demand and after notice from Lender of the occurrence of an Event of Default under any of the Loan Documents, to recognize and accept Lender as the holder of such Assigned Contract and Permit for any and all purposes as fully as it would recognize and accept Borrower and the performance of Borrower thereunder. Borrower does hereby constitute and appoint Lender, while this Assignment remains in force and effect, irrevocably, and with full power of substitution and revocation, its true and lawful attorney for and in its name, place and stead, after the occurrence of such an Event of Default, to demand and enforce compliance with all the terms and conditions of the Assigned Contracts and Permits and all benefits accrued thereunder, whether at law, in equity or otherwise.

8. UCC RIGHTS AND REMEDIES. Further, and without limitation of the foregoing rights and remedies, upon an Event of Default Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code, as enacted in Massachusetts, with respect to the Assigned Contracts and Permits, in addition to the rights and remedies otherwise provided for herein or by law or in equity or in any other Loan Document. The

         Lender shall give Borrower ten (10) days' prior written notice of the time and place of any public sale of any such Assigned Contract and Permit or the time after which any private sale or any other intended disposition is to be made. After deducting all expenses incurred in connection with the enforcement of its rights hereunder, Lender shall cause the proceeds of the Assigned Contracts and Permits to be applied to the Obligations in such order as Lender may determine and Borrower shall remain liable for any deficiency.

9. INDEMNIFICATION. Borrower hereby agrees to indemnify and to defend and hold Lender harmless against and from all liability loss, damage and expense, including reasonable attorney's fees, which they may or shall incur by reason of this Agreement, or by reason of any action taken by Lender hereunder or with respect to the Assigned Contracts and Permits, and against and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Assigned Contracts and Permits; PROVIDED, HOWEVER, that nothing herein shall be construed to obligate Borrower to indemnify and hold Lender harmless from and against any and all claims, demands, liability, loss or damage asserted against, imposed on or incurred by Lender by reason of Lender's willful misconduct or gross negligence. Should Lender incur any such liability, loss, damage or expense for which it is to be indemnified by Borrower as aforesaid, the amount thereof, together with interest thereon at the Default Rate of interest under the Note, commencing immediately after the tenth (10th) Business Day following Borrower's receipt of an invoice (an "Invoice") setting forth the amount for which Lender is to be indemnified by Borrower, and including, without limitation, all related costs and reasonable attorney fees, shall be payable by Borrower to Lender immediately after the tenth (10th) Business Day following Borrower's receipt of an Invoice, or at the option of Lender, Lender may reimburse itself therefor out of any receipts, rents, income or profits of the Property collected by Lender before the application of such receipts, rents, income or profits to any other Obligations.
         Borrower's obligation to make payments to Lender under this indemnification is secured hereby and by the Security Deed and the other Loan Documents.

10. LENDER NOT OBLIGATED. Nothing contained herein or elsewhere shall operate to obligate, or be construed to obligate, Lender to perform any of the terms, covenants or conditions contained in the Assigned Contracts and Permits or otherwise to impose any obligation upon Lender with respect to the Assigned Contracts and Permits prior to written notice by Lender to Borrower of Lender's election to assume Borrower's obligations under one or more of the Assigned Contracts and Permits. Prior to written notice from Lender of such election, this Agreement shall not operate to place upon Lender any responsibility for the operation, control, care, management or repair of the Property or for the payment, performance or observance of any obligation, requirement or condition under any such Assigned Contract and Permit, or under any agreement in respect to any such Assigned Contract and Permit, and the execution of this Agreement by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Property as well as the payment, performance or observance of any obligation, requirement or condition under the Assigned Contracts and Permits is and shall be that of Borrower, prior to written notice from Lender of such election. At all times Borrower retains the obligation to reimburse Lender promptly upon demand or otherwise pay when due all obligations incurred in connection with the Assigned Contracts and Permits.

11. FURTHER ASSURANCES; UCC FILINGS. Borrower agrees to execute and deliver to Lender, at any time or times during which this Agreement shall be in effect, such further instruments as Lender in good faith may deem necessary to make effective this Agreement, the security interest created hereby and the covenants of Borrower herein contained. To evidence such security interest, at the request of Lender, Borrower shall, in a form satisfactory to Lender, execute and deliver one or more financing statements, and any continuation thereof, pursuant to the provisions of the Uniform Commercial Code as enacted in Massachusetts, and shall pay the cost for filing thereof.

12. NO WAIVER; CUMULATIVE RIGHTS. Failure of Lender to avail itself of any of the terms, covenants, and conditions of this Agreement for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Lender under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights and remedies which Lender shall have under or by virtue of the Obligations and the Loan Documents. The rights and remedies of Lender hereunder may be exercised from time to time and as often as such exercise is deemed expedient by Lender.

13. LENDER; RIGHT TO ASSIGN. Borrower agrees that upon any sale or transfer by Lender of the Loan Documents pursuant to Section 20 of the Loan Agreement and the indebtedness evidenced thereby, or upon any person acquiring the Property or any interest therein, Lender may deliver to such purchaser or transferee the Assigned Contracts and Permits and may assign to such purchaser or transferee the rights of Lender hereunder, who shall thereupon become vested with all powers and rights given to Lender in respect thereto (and subject to Lender's obligations hereunder), and Lender or such Lender shall be forever relieved and fully discharged from any liability or responsibility thereafter accruing in connection therewith. In no event shall Lender be liable with respect to, or on account of, the Assigned Contracts and Permits, except for the safekeeping of any instruments delivered to Lender pursuant hereto, and Lender shall specifically have no obligation to enforce any rights against any contractor, or grantor or issuer.

14. TERMINATION AND REASSIGNMENT. Upon full payment and performance of the obligations and liabilities set forth or contained in this Assignment and the other Loan Documents (excluding only any liabilities which might arise in the future to the extent such liabilities are to survive under the Environmental Indemnity) and simultaneously with the discharge of the Security Deed, this Collateral Assignment and Security Agreement shall become and be void and of no effect and, in that event, upon the request of Borrower, Lender covenants to promptly execute and deliver to Borrower instruments effective to evidence the termination of this Agreement and the reassignment (without recourse) to Borrower of the Assigned Contracts and Permits and the rights, title, interest, power and authority assigned herein.

15. COPIES OF DEFAULT NOTICES. Borrower agrees to provide Lender promptly, but in any event within five (5) Business Days after receipt or knowledge thereof by Borrower, with copies of any and all notices received by Borrower which allege, either directly or indirectly, that Borrower is in default of, or deficient in the performance of the terms of any obligation of Borrower under, any Assigned Contract and Permit, or that any fact or circumstance exists which could reasonably lead to the termination, suspension, revocation or loss of any Assigned Contract and Permit.

16. NOTICES. Any notices given pursuant to this Agreement shall be sufficient only if given in the manner provided for in the Loan Agreement.

17. SUCCESSORS AND ASSIGNS. All of the agreements, obligations, undertakings, representations and warranties herein made by Borrower shall inure to the benefit of Lender and its respective successors and assigns and shall bind Borrower and its successors and assigns (provided, however, this reference to successors and assigns of Borrower is not intended to derogate from any restrictions on such succession or assignment otherwise contained in any Loan Document).

18. CAPTIONS AND HEADINGS. Captions and headings in this Agreement are intended solely for the convenience of the parties and shall not be considered in the determination of the meaning of any provision hereof.

19. GOVERNING LAW/COUNTERPARTS. This instrument shall be governed by the laws of the Commonwealth of Massachusetts in all respects and may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such collateral assignment is sought.

         IN WITNESS WHEREOF, Borrower has caused this Assignment to be duly executed and delivered as a sealed instrument as of the 11 day of July, 2000.


WITNESS:                                   BORROWER:

                                           830 WINTER STREET LLC,
                                           a Delaware limited liability company

                                           By:  PRAECIS PHARMACEUTICALS
                                                INCORPORATED,
                                                a Delaware corporation, its sole
                                                member

/s/ Mary Beth DeLena                       By:  /s/ KEVIN F. MCLAUGHLIN
-------------------------------                 --------------------------------
                                                Name:    KEVIN F. MCLAUGHLIN
                                                      --------------------------
                                                Title:   SENIOR VICE PRESIDENT
                                                      --------------------------
                                                Hereunto duly authorized

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                [Attached Behind]

                                   EXHIBIT A

A certain parcel of land off Winter Street, in Waltham, Middlesex County, Massachusetts, shown as Lot 9 on Land Court Plan No. 30618E, a copy of a portion of which is filed with the Middlesex South Registry District of the Land Court with Certificate of Title No. 214324 in Registration Book 1201, Page 174.

Together with the benefit of rights reserved in Easement dated July 14, 1997, filed as Document No. 1036276, and recorded in Book 27478, Page 136; as affected by Utility Easement from owners of Lots 2 and 3 on Land Court Plan # 30618C and Lots 2, 3, B and C on Plan #669 of 1997, to Boston Edison Company and New England Telephone and Telegraph Company, d/b/a Bell Atlantic, dated August 27, 1998, filed as Document No. 1078157; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of grant and reservation recited in Reciprocal Access and Utility Easement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061070, and recorded in Book 28405, page 421, affecting areas shown as "Reserved Easement Area" on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recorded therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503, and by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061071, and recorded in Book 28405, Page 443, affecting areas shown on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recording therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099963.

Together with the benefit of Reciprocal Access and Utility Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099964, and recorded March 10, 1999 as Instrument No. 1121; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of reciprocal Access and Utility Easement, dated March 25, 1999, filed as Document No. 1101665.

Together with the benefit of Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Mutual Covenants Agreement dated March 25, 1999, filed as Document No. 1101667.

Together with the benefit of Landscape License Agreement dated March 25, 1999, filed as Document No. 1101668.

                                    EXHIBIT B

                 LIST OF CURRENT ASSIGNED CONTRACTS AND PERMITS

                                      None.

                         ASSIGNMENT OF LEASES AND RENTS

         THIS ASSIGNMENT made this 11 day of July, 2000 by 830 WINTER STREET LLC a Delaware limited liability company having an address at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 (hereinafter called "Borrower") to ANGLO IRISH BANK CORPORATION PLC ("Lender") having a place of business at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland, as Lender under an Acquisition and Construction Loan Agreement ("Loan Agreement") of even date between Borrower and Lender.

         The term "Borrower" shall include, wherever the context permits, its successors and assigns (provided, however, this reference to successors and assigns of Borrower is not intended to derogate from any restrictions on such succession or assignment otherwise contained in any Loan Document). The term "Lender" shall include, wherever the context permits, its successors and assigns as the holder for the time being of this Assignment and the Note (as hereinafter defined) and other Obligations (as hereinafter defined) hereby secured.

                          W I T N E S S E T H  T H A T:

         1. GRANT OF ASSIGNMENT. This ASSIGNMENT is granted pursuant to the terms, provisions and conditions of the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         Borrower, for good and valuable consideration, receipt of which is hereby acknowledged, hereby grants, transfers and assigns to Lender, and grants to Lender a continuing pledge of and security interest in, the entire present and future interest of Borrower in, to and under: (a) all leases, subleases, rental agreements or other occupancy agreements ("Leases") now or hereafter in existence, with respect to all or any portion of the real property located at and known as 830 Winter Street, Middlesex County, Waltham, Massachusetts ("Property"), together with any renewals or extensions thereof for the use and occupation of all or any portion of the Property; (b) all rents, income and profits of any kind arising from such interests in the Leases; (c) all guaranties of and security for the Leases; and (d) all proceeds of the foregoing.

         Borrower is the owner of the Property. A legal description of the Property is annexed hereto as EXHIBIT A. EXHIBIT B which is annexed hereto identifies the Leases which are presently in effect.

         2. OBLIGATIONS SECURED. THIS ASSIGNMENT is made for the purpose of securing the "Obligations" as follows:

                  A. The payment of the principal sum, interest at variable rates, charges and indebtedness evidenced by a promissory note or notes (collectively, the "Note") dated as of even date herewith, including any extensions, renewals, replacement or replacements, modifications and amendments thereof, in the original amount of up to THIRTY THREE MILLION ($33,000,000.00) DOLLARS given by Borrower to the order of Lender;

                  B. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Borrower under and pursuant to this Assignment, or the Loan Agreement and also by Borrower under and pursuant to each of the other Loan Documents referred to in, or executed in connection with, the Loan Agreement;

                  C. The payment of all costs, expenses, legal fees and liabilities incurred by Lender in connection with the enforcement of any of Lender's rights or remedies under this Assignment, the other Loan Documents, or any other instrument, agreement or document which evidences or secures any other Obligations or collateral therefor, whether now in effect or hereafter executed; and

                  D. The payment, performance, discharge and satisfaction of all other liabilities and obligations of Borrower to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, and including, but without limitation express or implied upon the generality of the foregoing, each such liability and obligation of Borrower under any of the Loan Documents and each amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to herein or therein or executed in connection with the transactions contemplated hereby or thereby.

         3. WARRANTIES AND REPRESENTATIONS. BORROWER WARRANTS AND REPRESENTS that it is and shall be in the future the sole owner of the entire interests described in Section 1 above and that no rent reserved in the Leases has been or will be in the future otherwise assigned or anticipated, and that no rent for any period subsequent to the date of this Assignment will be collected more than one (1) month in advance except (a) for estimated payments for real estate taxes and operating expenses, security deposits and last month's rents taken in the usual course of business pursuant to Leases, or (b) with the prior written consent of Lender.

         BORROWER FURTHER WARRANTS AND REPRESENTS that as of the date hereof:
(a) the Leases identified on EXHIBIT B hereto are in full force and effect and true and complete copies thereof together with all amendments and modifications have been previously delivered to Lender; (b) to Borrower's knowledge, no default exists on the part of any of the lessees or tenants or of Borrower as lessor in the performance on the part of either of the terms, covenants, provisions or agreements in the Leases contained; (c) Borrower has no actual knowledge of any condition which with the giving of notice or the passage of time or both would constitute a default on the part of any of the lessees or Borrower under the Leases; and (d) no security deposit or advance rental payment beyond thirty (30) days has been made by any lessee under the Leases except as may be shown on EXHIBIT B, or as may be specifically designated in the copies of the Leases previously furnished to Lender.

         4. COVENANTS. Except as may be otherwise provided for or permitted by the Loan Agreement, BORROWER COVENANTS with Lender: (i) to observe and perform all the obligations imposed upon the lessor under every such Lease and not to do or permit to be done anything to impair the security thereof; (ii) except as hereinabove set forth in Section 3 hereof, not to collect any of the rent, income and profits arising or accruing under the Leases or from the Property more than one (1) month in advance of the time when the same shall become due;
(iii) not to execute any other assignment of lessor's interest in the Leases or assignment of rents arising or accruing from the Leases or from the Property except, to the extent approved by Lender in advance and in writing, an assignment which is collateral in nature, expressly subordinate to this instrument and subject to an intercreditor agreement in form and substance acceptable to Lender; (iv) not to alter, modify or change the terms of the any Lease, or cancel or terminate the same, or accept a surrender thereof without the prior written consent of Lender in each instance or as otherwise permitted to occur under the Loan Agreement; (v) not to subordinate any Lease to any mortgage or other encumbrance, or permit, consent or agree to such subordination, without Lender's prior written consent in each instance; (vi) not to convey or transfer or suffer or permit a conveyance or transfer of the premises demised by any Lease or of any interest therein so as to affect directly or indirectly a merger of the estates and rights, or a termination or diminution of the obligations, of any lessee thereunder; (vii) not to alter, modify or change the terms of any guaranty of any Lease, or any security for any Lease, or cancel or terminate any such guaranty, or release or reduce any such security, without the prior written consent of Lender in each instance; not to consent to any assignment of or subleasing under any such Lease, unless in accordance with its terms, without the prior written consent of Lender in each instance; (viii) not to enter into any future Leases of all or any part of the Property without Lender's prior written consent in each instance or Lender's deemed consent as provided in the Loan Agreement; at Lender's request, furnish to Lender true and complete copies of all Leases and amendments thereto; and
(ix) at Lender's further request (and in confirmation of the assignment and transfer already made herein of future Leases) to assign and transfer to Lender any and all subsequent Leases upon all or any part of the Property and to execute and deliver at the request of Lender all such further assurances and assignments in the Property as Lender in good faith shall from time to time require.

         5. FURTHER TERMS, COVENANTS AND CONDITIONS. THIS ASSIGNMENT is made on the following terms, covenants and conditions:

                  5.1 PRIOR TO DEFAULT. So long as there is no Event of Default (as defined in the Loan Agreement), Borrower shall have the right and license to manage and operate the Property and to collect at the time of, but except as hereinabove provided not more than one (1) month prior to, the date provided for the payment thereof, all rents, income and profits arising under the Leases or from the premises described therein and, subject to the provisions of the other Loan Documents, to retain, use and enjoy the same.

                  5.2 AFTER DEFAULT. At any time after an Event of Default occurs, Lender, without in any way waiving such default, may at its option, without notice, and without regard to the adequacy of the security for the Obligations secured hereby and by the Security Deed revoke the right and license granted above to Borrower and:

                           (i) Authorize and direct the lessees named in any
                  existing Leases or any other or future lessees or occupants of the Property, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Note and the Security Deed and that an Event of Default has occurred thereunder, to pay over to Lender all rents, income and profits arising or accruing under the Leases or from the Property and to continue to do so until otherwise notified in writing by Lender. Borrower agrees that every lessee and occupant shall have the right to rely upon any such statement and request by Lender that lessee or occupant shall pay such rents to Lender without any obligation or right to inquire as to whether such Event of Default actually exists notwithstanding any notice from or claim of Borrower to the contrary and that Borrower shall have no right or claim against lessees or occupants for any such rent so paid by lessees or occupants to Lender after such notice to the lessee or occupant by Lender;

                           (ii) Either in person or by a designee, with or
                  without bringing any action or proceedings, or by a receiver appointed by a court, take possession of the Property and have, hold, manage, lease and operate the same on such terms and for such period of time as Lender may deem proper and, either with or without taking possession of the Property in its own name, demand, sue for, or otherwise collect and receive, all rents, income and profits of the Property, including those past due and unpaid, with full power (but no obligation) to make from time to time all improvements, alterations, renovations, repairs and replacements thereto or thereof as may seem proper to Lender; and

                           (iii) Apply such rents, income and profits to the
                  payment of:

                                    (a) all reasonable expenses of managing the
                           Property including, without being limited thereto, the salaries, fees and wages of a manager and such other employees or designees as Lender may deem necessary or desirable, and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water rents, sewer rents and other liens, and premiums for all insurance which Lender may deem necessary or desirable, the payment or refund of security deposits, or interest thereon, and the cost of all improvements, alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and

                                    (b) all sums which Borrower is responsible
                           to pay under the Loan Documents, and the principal sum, interest and indebtedness secured hereby and by the Security Deed, and all other Obligations together with all reasonable costs and reasonable attorneys' fees, in such order of priority as to any of the items mentioned in this clause (iii), as Lender in its sole discretion may determine, any statute, law, custom, or use to the contrary notwithstanding.

The exercise by Lender of the option granted it in this Section 5.2 and the collection of the rents, income and profits and the application thereof as herein provided shall not be considered a waiver by Lender of any Default or Event of Default under the other Loan Documents, or the Leases, or this Assignment.

         5.3 CONTINUING EFFECT. Upon payment in full to Lender of the principal sum, interest, indebtedness and other Obligations secured hereby and by the Security Deed, this Assignment shall become and be void and of no effect. The discharge of record of the Security Deed dated as of even date given by Borrower to Lender shall constitute a discharge of this Assignment and a release of Lender's interest in the Leases and rents assigned hereby and the reassignment thereof (without recourse to Lender) to Borrower and all those claiming of record by, through or under Borrower.

         5.4 NO WAIVER; CONCURRENT RIGHTS. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Lender of its rights and remedies hereunder or any one or more of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms of any of the other Loan Documents. The right of Lender to collect said principal sums, interest and indebtedness and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

         5.5 NO LIABILITY. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after taking possession of the Property after an Event of Default or from any other act or omission of managing the Property after taking possession of the Property after an Event of Default unless such loss is caused by the gross negligence or willful misconduct of Lender. Lender shall not be obligated to perform or discharge, nor does Lender hereby undertake to perform or discharge, any obligation, duty or liability under the Leases, under any ground lease, or under or by reason of this Assignment, and Borrower shall, and does hereby agree to, indemnify Lender for, and to defend and hold Lender harmless from, any and all liability, loss, damage or expense which may or might be incurred under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or the ground lease; PROVIDED, HOWEVER, that nothing herein shall be construed to obligate Borrower to indemnify and hold Lender harmless from and against any and all claims, demands, liability, loss or damage asserted against, imposed on or incurred by Lender by reason of Lender's, its officers', directors', employees' or agents' willful misconduct or gross negligence. Should Lender incur any such liability under the Leases or under or by reason of this Assignment, or in defense of any such claims or demands, for which it is to be indemnified by Borrower as aforesaid, the amount thereof, together with interest thereon at the Default Rate of interest under the Note accruing from the date immediately following the tenth (10th) Business Day after Borrower receives an invoice for such costs and expenses (an "Invoice") and including, without limitation, all related costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Security Deed and by the other collateral for the Obligations and Borrower shall reimburse Lender therefor within ten (10) Business Days after Borrower receives an Invoice and upon the failure of Borrower so to do, Lender may, at its option, declare all sums secured hereby immediately due and payable. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of said Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any ground lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by tenants or any other parties, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of said Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, except, in all cases, resulting from the gross negligence or willful misconduct of Lender.

         5.6 EFFECT OF FORECLOSURE DEED. Unless Lender otherwise elects in the instance of a Lease which is subordinate or remains at the election of Lender to the Security Deed and is terminated by a foreclosure of a Security Deed, upon the issuance of any deed or deeds pursuant to a foreclosure of the Mortgage, all right, title and interest of Borrower in and to the Leases shall, by virtue of this instrument and such deed or deeds, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by Borrower. Borrower hereby irrevocably appoints Lender and its successors and assigns as its agent and attorney in fact to execute all instruments of assignment for further assurance in favor of such grantee or grantees in such deed or deeds as may be necessary or desirable for such purpose.

         5.7 UPON TERMINATION OF LEASE IN BANKRUPTCY. In the event any lessee under any of the Leases should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Borrower covenants and agrees that, if any of the Leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Lender, in each instance, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Borrower and Lender. Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon the request of Lender, Borrower will duly endorse to the order of Lender any such check, the proceeds of which will be applied to the indebtedness secured by this Assignment. Borrower hereby irrevocably appoints Lender and its successors and assigns as its attorney-in-fact to so endorse any such checks if Borrower does not do so.

         5.8 RIGHTS CONTAINED IN SECURITY DEED. This Assignment is intended to be supplementary to, and not in substitution for, or in derogation of, any assignment of rents to secure the Obligations contained in the Security Deed or in any other Loan Document. In the event of any conflict between this Assignment and any of the other Loan Documents, the terms and provisions of this Assignment shall govern.

         5.9 NOTICES. Any notice or communications in connection herewith shall be sufficiently given only if given in the manner provided for in the Loan Agreement.

         5.10 CAPTIONS AND HEADINGS. Captions and headings in this Assignment are intended solely for the convenience of the parties and shall not be considered in the determination of the meaning of any provision hereof.

         5.11 GOVERNING LAW/COUNTERPARTS. This Assignment is governed in all respects by the laws of the Commonwealth of Massachusetts and may be executed in one or more counterparts, each of which shall be considered an original.

         IN WITNESS WHEREOF, the Borrower has caused this Assignment to be duly executed and delivered as a sealed instrument as of the date set forth above.


WITNESS:                                BORROWER:

                                        830 WINTER STREET LLC,
                                        a Delaware limited liability company

                                        By:  PRAECIS PHARMACEUTICALS
                                             INCORPORATED,
                                             a Delaware corporation, its sole
                                             member

/s/ Mary E. DeLena                      By:  /s/ KEVIN F. MCLAUGHLIN
-------------------------------              ---------------------------------
                                             Name:   KEVIN F. MCLAUGHLIN
                                                   ---------------------------
                                             Title:  SENIOR VICE PRESIDENT
                                                   ---------------------------
                                             Hereunto duly authorized

                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                     July 10, 2000


         Then personally appeared before me the above-named KEVIN F. MCLAUGHLIN, the SR. VICE PRESIDENT & CFO of PRAECIS PHARMACEUTICALS INCORPORATED, the sole member of 830 Winter Street LLC (the Borrower described above) and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such corporation in its capacity as sole member.



                                           /s/ Lisa A. Cobbett
                                           ------------------------------
                                           ____________, Notary Public
                                           My Commission Expires: 4-24-05

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                [attached behind]

                                   EXHIBIT A

A certain parcel of land off Winter Street, in Waltham, Middlesex County, Massachusetts, shown as Lot 9 on Land Court Plan No. 30618E, a copy of a portion of which is filed with the Middlesex South Registry District of the Land Court with Certificate of Title No. 214324 in Registration Book 1201, Page 174.

Together with the benefit of rights reserved in Easement dated July 14, 1997, filed as Document No. 1036276, and recorded in Book 27478, Page 136; as affected by Utility Easement from owners of Lots 2 and 3 on Land Court Plan # 30618C and Lots 2, 3, B and C on Plan #669 of 1997, to Boston Edison Company and New England Telephone and Telegraph Company, d/b/a Bell Atlantic, dated August 27, 1998, filed as Document No. 1078157; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of grant and reservation recited in Reciprocal Access and Utility Easement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061070, and recorded in Book 28405, page 421, affecting areas shown as "Reserved Easement Area" on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recorded therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503, and by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lots 5 and 6 on Land Court Plan No. 30618D dated March 31, 1998, filed as Document No. 1061071, and recorded in Book 28405, Page 443, affecting areas shown on a plan entitled "Easement Plan of Land in Waltham, Massachusetts", dated March 30, 1998, recording therewith; as affected by First Amendment to Reciprocal Access and Utility Easement and to Reciprocal Easement Agreement dated September 10, 1998, filed as Document No. 1079645, and recorded in Book 29108, Page 346; as further affected by Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Reciprocal Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099963.

Together with the benefit of Reciprocal Access and Utility Easement Agreement with the owner of Lot 8 on Land Court Plan No. 30618E dated March 10, 1999, filed as Document No. 1099964, and recorded March 10, 1999 as Instrument No. 1121; as further affected by Reciprocal Access and Utility Easement dated March 25, 1999, filed as Document No. 1101665 and recorded March 26, 1999, as Instrument No. 503.

Together with the benefit of reciprocal Access and Utility Easement, dated March 25, 1999, filed as Document No. 1101665.

Together with the benefit of Reciprocal Easement Agreement dated March 25, 1999, filed as Document No. 1101666.

Together with the benefit of Mutual Covenants Agreement dated March 25, 1999, filed as Document No. 1101667.

Together with the benefit of Landscape License Agreement dated March 25, 1999, filed as Document No. 1101668.

                                    EXHIBIT B

                           LEASES PRESENTLY IN EFFECT


Lease dated July 11, 2000 by and between 830 Winter Street LLC, as landlord and PRAECIS PHARMACEUTICALS INCORPORATED, as tenant.









                                      B-1